UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-09101

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 9

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2016

Date of reporting period:	10/31/2016

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

     Prudential Absolute Return Bond Fund

ANNUAL REPORT	OCTOBER 31, 2016

To enroll in e-delivery, go to prudentialfunds.com/edelivery

Objective: To seek positive returns over the long term, regardless of market conditions

Highlights

PRUDENTIAL ABSOLUTE RETURN BOND FUND

•

The Fund outperformed the BofAML USD LIBOR 3-Month CM Index because of its sector allocations and strong security selection, along with effective management of duration and yield curve positioning. (For a complete list of holdings, refer to the Portfolio of Investments section of this report.)

•

Sector allocations added most to the Fund’s relative results, driven by overweight positions in high yield corporate bonds, investment-grade corporate bonds, emerging markets debt, bank loans, and commercial mortgage-backed securities.

•	The Fund’s currency positioning detracted from relative performance.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2016 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Absolute Return Bond Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2016.

During the reporting period, the US economy experienced modest growth. Labor markets were healthy, and consumer confidence rose. The housing market brightened somewhat, as momentum continued for the new home market. The Federal Reserve kept interest rates unchanged at its September meeting, but pointed to the strong possibility of a rate hike in December. Internationally, concerns over Brexit—the term used to represent Britain’s decision to leave the European Union—remained in the spotlight.

Equity markets in the US were firmly in positive territory at the end of the reporting period, as US stocks posted strong gains. European stocks struggled earlier, but found some traction in the third quarter. Asian markets also advanced, and emerging markets rose sharply.

US fixed income markets experienced overall gains. High yield bonds posted very strong results. Corporate bonds and Treasuries also performed well. Accommodative monetary policy by central banks helped lift global bond markets.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, build a diversified plan that’s right for you, and make adjustments when necessary.

By having Prudential Investments help you address your goals, you gain the advantage of asset managers that also manage money for many major corporations and pension funds around the world. That means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Absolute Return Bond Fund

December 15, 2016

Prudential Absolute Return Bond Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/16
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	3.36	13.23	11.79 (3/30/11)
Class C	2.59	9.23	7.34 (3/30/11)
Class Q	3.70	15.11	13.85 (3/30/11)
Class Z	3.60	14.79	13.48 (3/30/11)
BofAML USD LIBOR 3-Month CM Index	0.54	1.85	2.00
Lipper Alternative Credit Focus Funds Average	3.39	13.66	13.33

Average Annual Total Returns (With Sales Charges) as of 9/30/16
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	–0.53	2.00	1.17 (3/30/11)
Class C	2.37	2.18	1.28 (3/30/11)
Class Q	4.38	3.26	2.35 (3/30/11)
Class Z	4.40	3.20	2.29 (3/30/11)
BofAML USD LIBOR 3-Month CM Index	0.49	0.36	0.35
Lipper Alternative Credit Focus Funds Average	3.75	2.74	2.22

Average Annual Total Returns (With Sales Charges) as of 10/31/16
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	–1.30	1.58	1.18 (3/30/11)
Class C	1.59	1.78	1.27 (3/30/11)
Class Q	3.70	2.85	2.35 (3/30/11)
Class Z	3.60	2.80	2.29 (3/30/11)

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Average Annual Total Returns (Without Sales Charges) as of 10/31/16
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	3.36	2.52	2.01 (3/30/11)
Class C	2.59	1.78	1.27 (3/30/11)
Class Q	3.70	2.85	2.35 (3/30/11)
Class Z	3.60	2.80	2.29 (3/30/11)

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Absolute Return Bond Fund (Class A shares) with a similar investment in the BofAML USD LIBOR 3-Month CM Index by portraying the initial account values at the commencement of operations for Class A shares (March 30, 2011) and the account values at the end of the current fiscal year (October 31, 2016) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C, Class Q, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the

Prudential Absolute Return Bond Fund	5

Your Fund’s Performance (continued)

following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Q	Class Z
Maximum initial sales charge	4.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.25%	1%	None	None

Benchmark Definitions

BofAML USD LIBOR 3-Month CM Index—The Bank of America Merrill Lynch US Dollar LIBOR 3-Month Constant Maturity Index (BofAML USD LIBOR 3-Month CM Index) is an unmanaged index that tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that current day fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

Lipper Alternative Credit Focus Funds Average—The Lipper Alternative Credit Focus Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Alternative Credit Focus Funds category for the periods noted. Funds in the Lipper Average are funds that, by prospectus language, invest in a wide range of credit-structured vehicles by using either fundamental credit research analysis or quantitative credit portfolio modeling trying to benefit from any changes in credit quality, credit spreads, and market liquidity.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper

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Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes. The Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the inception date for the indicated share class.

Distributions and Yields as of 10/31/16
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.20	2.20	2.19
Class C	0.13	1.55	1.54
Class Q	0.23	2.68	2.68
Class Z	0.23	2.54	2.53

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses.

Credit Quality expressed as a percentage of total investments as of 10/31/16 (%)
AAA	20.8
AA	6.2
A	6.9
BBB	17.0
BB	25.7
B	9.2
CCC	0.3
C	0.2
Not Rated	5.6
Cash/Cash Equivalents	8.1
Total Investments	100.0

Source: PGIM, Inc.

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

Prudential Absolute Return Bond Fund	7

Strategy and Performance Overview

How did the Fund perform?

The Prudential Absolute Return Bond Fund’s Class A shares returned 3.36% for the 12-month period ended October 31, 2016, outperforming the 0.54% gain of the BofAML USD LIBOR 3-Month CM Index (the Index). The Fund performed nearly in line with the 3.39% return of the Lipper Alternative Credit Focus Funds Average.

What were market conditions?

•

In the fourth quarter of 2015, the fixed income markets reflected investor uncertainty about weaker global economic growth, the Federal Reserve’s (Fed) rate hiking schedule, record new issuance, and steep declines in energy and commodity prices. In December, the Fed raised the federal funds target rate by 0.25% to a range between 0.25% and 0.50% and said it was likely to raise short-term interest rates four times during 2016.

•

The first quarter of 2016 was a tale in two parts. At the beginning of the quarter, risk aversion increased amid deteriorating economic data in developed and emerging markets countries, a further drop in commodity prices, and heightened volatility in global financial markets. By March, investor sentiment had improved, commodity prices had regained some ground, and the number of negative economic surprises had diminished. At its March policy meeting, the Fed adopted a more dovish tone, suggesting it would hike rates only two times in 2016 although its forecasts for US economic growth, inflation, and unemployment were little changed from December. (A dovish tone tends to imply lower interest rates.)

•

During the second quarter, fears about the global economy receded in the face of considerable stimulus by China’s policymakers, stronger-than-anticipated first-quarter European economic growth, and signs that the Japanese economy was doing somewhat better than expected. In late June, the UK’s surprise vote to leave the European Union, commonly known as “Brexit,” briefly increased market volatility. The Fed left short-term rates unchanged, with some policymakers suggesting there would be just a single rate hike in 2016. Ongoing stimulus by global central banks drove down interest rates around the world.

•

In the third quarter, global central bank monetary policy remained accommodative, providing support to the fixed income markets. Credit spreads (differences in yields between corporate bonds and US Treasury securities of comparable maturity) narrowed amid stability in energy prices as well as a general search for yield in the low-interest-rate environment.

•

During October, US economic conditions improved, indicating the Fed might raise rates at its December policy meeting. US employment increased and hourly wages accelerated, while the unemployment rate ticked down. The third quarter US gross domestic product (GDP) grew at an annual rate of 2.9%, rebounding from three consecutive quarters of weak growth.

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What worked?

•

Sector allocations added most to the Fund’s relative performance, highlighted by overweight positions in spread sectors, including high yield corporate bonds, investment-grade corporate bonds, emerging markets debt, bank loans, and commercial mortgage-backed securities (CMBS). Spread sectors are types of debt securities that provide extra yield (spread) over similar-duration US Treasury securities to compensate for the greater credit risk associated with investing in them.

•

The Fund also benefited from effective security selection, led by its holdings of interest rate swaps, non-agency mortgage-backed securities, collateralized loan obligations, investment-grade corporate bonds, and emerging markets debt.

•

The Fund employs an absolute return strategy that seeks to mitigate (or even eliminate) interest rate risk when appropriate. During the reporting period, the Fund benefited from its strategy to manage duration, which is a measure of the interest rate sensitivity of a bond portfolio or debt securities that is expressed as a number of years. The Fund maintains an overall duration less than plus/minus three years. The more duration the Fund has versus the benchmark, the greater the potential risk and reward when interest rates move. The Fund had a long duration bias for most of the period, which allowed it to benefit from falling US and global interest rates. The Fund’s active long duration positioning ranged from 0.0 to +1.2 years, ending the period at the longer end of that range at +1.0 years.

•

Also contributing positively was the Fund’s positioning for flatter yield curves. Yield curves are single line graphs that illustrate the relationship between the yields and maturities of fixed income securities. They are created by plotting the yields of different maturities for the same type of bonds.

What didn’t work?

•

Currency positioning detracted from results during the reporting period. More specifically, the Fund was negatively impacted by its overweight in the US dollar relative to its modest exposure to non-US dollar currencies (accomplished through a diversified basket of currencies from faster-growing emerging markets and developed markets countries).

•	In addition, security selection among high yield corporate bonds and positioning in US Treasuries hurt the Fund’s relative performance.

Did the Fund use derivatives and how did they affect performance?

•	The Fund uses derivatives when they facilitate implementation of the overall investment approach.

•	During the reporting period, the Fund used interest rate futures and swaps to help manage US and global duration and yield curve exposure. These positions added to performance.

Prudential Absolute Return Bond Fund	9

Strategy and Performance Overview (continued)

•	The Fund also traded foreign exchange derivatives, which hurt performance during the period.

Current outlook

•

Because of PGIM Fixed Income’s positive view of bond market fundamentals, the Fund remains overweight in high yield corporate bonds, bank loans, investment-grade corporate bonds, emerging markets debt, CMBS, and asset-backed securities.

•

Among investment-grade corporate bonds, PGIM Fixed Income continues to favor US money center banks given past federal government regulation significantly reducing credit risk and bolstered by third-quarter earnings which were generally solid. As higher-quality industrial companies continue to take on debt and consolidation remains a concern, PGIM Fixed Income is focusing on names for which such an “event” has passed. The Fund is generally biased toward US-centric issuers rather than multinational companies or exporters, which could be vulnerable to a strong US dollar and weaker global growth.

•

Regarding high yield corporate bonds, PGIM Fixed Income believes demand for the asset class continues to be supported by a thirst for yield amid low interest rates. Outside the energy and basic materials sectors, default rates are expected to remain benign through 2018. Mergers and acquisitions, which have generally been positive for high yield credits, may increase during a Republican administration.

•

As credit spreads in the credit card and automobile sectors remain tight, PGIM Fixed Income sees compelling relative value in the wider spreads of fundamentally sound non-Index sectors, such as unsecured consumer loan senior debt and auto fixed-rate revolving senior debt.

•

Within CMBS, PGIM Fixed Income expects new issue supply to remain heavy in November in advance of the winter holidays and the risk retention rules which will be implemented on December 24th, and it continues to find value in high-quality securities of new-issue conduit deals. (Conduit deals are collateralized by a pool of approximately 50 to 100 fixed rate commercial mortgage loans that are fairly well diversified by loan size, geographic location, and property type.)

•	The Fund maintained underweights in government-related sectors, including US Treasuries, agency bonds, and agency mortgage-backed securities, at the end of the period.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2016, at the beginning of the period, and held through the six-month period ended October 31, 2016. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your

Prudential Absolute Return Bond Fund	11

Fees and Expenses (continued)

Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Absolute Return Bond Fund		Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,027.90	1.15%	$5.86
	Hypothetical	$1,000.00	$1,019.36	1.15%	$5.84
Class C	Actual	$1,000.00	$1,024.10	1.90%	$9.67
	Hypothetical	$1,000.00	$1,015.58	1.90%	$9.63
Class Q	Actual	$1,000.00	$1,029.80	0.83%	$4.23
	Hypothetical	$1,000.00	$1,020.96	0.83%	$4.22
Class Z	Actual	$1,000.00	$1,029.10	0.90%	$4.59
	Hypothetical	$1,000.00	$1,020.61	0.90%	$4.57

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2016, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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The Fund’s annual expense ratios for the 12-month period ended October 31, 2016, are as follows:

Class	Gross Operating Expenses (%)	Net Operating Expenses (%)
A	1.24	1.15
C	1.99	1.90
Q	0.84	0.84
Z	0.99	0.90

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Absolute Return Bond Fund	13

Portfolio of Investments

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS 94.8%

ASSET-BACKED SECURITIES 32.9%

Collateralized Debt Obligation 0.1%
Landmark VIII CDO Ltd. (Cayman Islands), Series 2006-8A, Class A2, 144A	1.208	%(a)	10/19/20	2,500	$2,482,441

Collateralized Loan Obligations 17.6%
A Voce CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1A, 144A	2.330	(a)	07/15/26	13,250	13,178,957
ACAS CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	2.061	(a)	04/20/25	6,050	6,027,420
AIMCO CLO (Cayman Islands),
Series 2014-AA, Class B1, 144A	2.881	(a)	07/20/26	5,000	5,010,179
Series 2014-AA, Class B2, 144A	4.580		07/20/26	1,000	988,700
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2014-5A, Class A, 144A	2.480	(a)	10/15/26	9,750	9,760,464
Atlas Senior Loan Fund CLO Ltd. (Cayman Islands), Series 2014-6A, Class A, 144A	2.420	(a)	10/15/26	250	251,242
Babson CLO Ltd. (Cayman Islands), Series 2013-IA, Class A, 144A	1.981	(a)	04/20/25	2,070	2,061,144
Battalion CLO IV Ltd. (Cayman Islands), Series 2013-4A, Class A1, 144A	2.282	(a)	10/22/25	5,450	5,454,303
Battalion CLO VII Ltd. (Cayman Islands), Series 2014-7A, Class A1, 144A	2.480	(a)	10/17/26	12,500	12,492,877
Battalion CLO VIII Ltd. (Cayman Islands), Series 2015-8A, Class A1, 144A	2.412	(a)	04/18/27	12,500	12,490,460
Benefit Street Partners CLO II Ltd. (Cayman Islands), Series 2013-IIA, Class A2B, 144A	3.339		07/15/24	10,000	10,006,085
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	2.030	(a)	04/17/25	10,300	10,250,706
Series 2013-1A, Class B1, 144A	2.630	(a)	04/17/25	5,250	5,202,769
Series 2013-1A, Class B2, 144A	3.020		04/17/25	6,200	5,999,400
Cavalry CLO II (Cayman Islands), Series 2013-2A, Class A, 144A	2.230	(a)	01/17/24	4,200	4,197,264
ECP CLO Ltd. (Cayman Islands), Series 2014-6A, Class A1A, 144A	2.330	(a)	07/15/26	7,600	7,584,541
Flatiron CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	2.280	(a)	01/17/26	4,500	4,497,852
ICG US CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1B, 144A	3.280		01/25/27	11,000	10,895,177

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	15

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
ING Investment Management CLO Ltd. (Cayman Islands),
Series 2013-1A, Class A1, 144A	2.020	%(a)	04/15/24	1,600	$1,592,032
Series 2013-2A, Class A1, 144A	2.032	(a)	04/25/25	1,000	996,551
Series 2013-2A, Class A2B, 144A	3.070		04/25/25	2,000	1,999,017
Jackson Mill CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 144A	2.420	(a)	04/15/27	12,000	12,000,842
KVK CLO Ltd. (Cayman Islands), Series 2014-3A, Class B, 144A	2.980	(a)	10/15/26	7,250	7,186,784
Limerock CLO II Ltd. (Cayman Islands), Series 2014-2A, Class A, 144A	2.382	(a)	04/18/26	2,000	2,000,110
Magnetite IX CLO Ltd. (Cayman Islands), Series 2014-9A, Class A1, 144A(b)	2.302	(a)	07/25/26	1,000	1,000,144
Ocean Trails CLO IV (Cayman Islands), Series 2013-4A, Class A, 144A	2.117	(a)	08/13/25	9,900	9,883,667
OneMain Financial Issuance Trust,
Series 2014-2A, Class C, 144A	4.330		09/18/24	8,000	7,970,878
Series 2015-1A, Class B, 144A	3.850		03/18/26	2,000	2,016,875
Series 2015-2A, Class B, 144A(b)	3.100		07/18/25	5,246	5,222,457
Oportun Funding IV LLC, Series 2016-C, Class B, 144A	4.850		11/08/21	6,665	6,665,533
Palmer Square CLO Ltd. (Cayman Islands), Series 2015-2A, Class A1A, 144A	2.381	(a)	07/20/27	12,000	12,021,136
Race Point VIII CLO Ltd. (Cayman Islands), Series 2013-8A, Class A, 144A	2.061	(a)	02/20/25	1,000	998,759
Regatta III Funding Ltd. (Cayman Islands), Series 2014-1A, Class A1A, 144A	2.400	(a)	04/15/26	1,500	1,507,623
Shackleton VI CLO Ltd. (Cayman Islands), Series 2014-6A, Class A1, 144A	2.360	(a)	07/17/26	19,500	19,523,230
Sheridan Square CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.930	(a)	04/15/25	10,400	10,296,462
Silver Spring CLO Ltd. (Cayman Islands), Series 2014-1A, Class A, 144A	2.330	(a)	10/15/26	2,729	2,713,022
Sound Point CLO Ltd. (Cayman Islands), Series 2012-1A, Class B, 144A	3.581	(a)	10/20/23	550	551,098
THL Credit Wind River CLO Ltd. (Cayman Islands), Series 2013-2A, Class A1, 144A	2.332	(a)	01/18/26	4,750	4,758,907
Vibrant CLO Ltd. (Cayman Islands), Series 2015-3A, Class A1, 144A	2.511	(a)	04/20/26	28,000	28,139,174

					265,393,841

See Notes to Financial Statements.

16

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Non-Residential Mortgage-Backed Securities 2.8%
Highbridge Loan Management Ltd. (Cayman Islands), Series 2015-6A, Class A, 144A	2.228	%(a)	05/05/27	15,250	$15,232,463
OZLM Funding IV Ltd. (Cayman Islands), Series 2013-4A, Class A1, 144A(b)	2.032	(a)	07/22/25	4,200	4,185,430
Sierra Timeshare Receivables Funding LLC, Series 2012-3A, Class A, 144A	1.870		08/20/29	150	149,380
Slater Mill Loan Fund LP (Cayman Islands), Series 2012-1A, Class B, 144A	3.454	(a)	08/17/22	250	249,611
Springleaf Funding Trust,
Series 2015-AA, Class A, 144A	3.160		11/15/24	12,930	13,057,676
Series 2015-AA, Class B, 144A	3.620		11/15/24	3,430	3,438,352
Series 2015-AA, Class C, 144A	5.040		11/15/24	6,000	5,907,054

					42,219,966

Residential Mortgage-Backed Securities 12.4%
Accredited Mortgage Loan Trust,
Series 2004-3, Class 2A2	1.734	(a)	10/25/34	4,030	4,013,798
Series 2004-3, Class 2A5	1.614	(a)	10/25/34	2,079	1,994,053
Series 2005-3, Class M1	0.980	(a)	09/25/35	1,452	1,435,842
ACE Securities Corp. Home Equity Loan Trust, Series 2004-FM1, Class M1	1.434	(a)	09/25/33	548	513,784
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2003-1, Class M1	1.884	(a)	02/25/33	1,985	1,888,298
Series 2003-10, Class AV1	1.294	(a)	12/25/33	4,063	3,954,530
Series 2005-R10, Class A2C	0.864	(a)	01/25/36	399	394,750
Amortizing Residential Collateral Trust, Series 2002-BC8, Class A3	1.534	(a)	11/25/32	947	924,830
Argent Securities, Inc.,
Series 2003-W5, Class M1	1.584	(a)	10/25/33	50	46,836
Series 2003-W7, Class M1	1.569	(a)	03/25/34	1,361	1,263,547
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2003-W8, Class M1	1.584	(a)	12/25/33	938	850,954
Series 2003-W9, Class M1	1.569	(a)	01/25/34	2,284	2,137,752
Series 2004-W6, Class AF	4.123	(a)	05/25/34	268	271,561
Series 2004-W6, Class AV5	1.334	(a)	05/25/34	587	556,176
Asset Backed Funding Certificates, Series 2004-OPT5, Class A1	1.234	(a)	06/25/34	1,498	1,415,565
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2003-HE6, Class A2	1.214	(a)	11/25/33	1,758	1,680,584
Series 2003-HE6, Class A3B	1.494	(a)	11/25/33	3,546	3,241,816
Series 2004-HE3, Class M1	1.344	(a)	06/25/34	3,325	3,148,287

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	17

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Bayview Opportunity Master Fund liib NPL Trust, Series 2015-NPLA, Class A, 144A	3.721	%(a)	07/28/35	9,551	$9,548,556
Bear Stearns Asset-Backed Securities I Trust,
Series 2004-FR2, Class M2	1.554	(a)	06/25/34	1,100	1,020,802
Series 2004-HE11, Class M2	2.109	(a)	12/25/34	4,758	4,669,709
Bear Stearns Asset-Backed Securities Trust,
Series 2002-2, Class A1	1.194	(a)	10/25/32	1,614	1,580,287
Series 2003-3, Class A2	1.714	(a)	06/25/43	166	159,281
Series 2003-HE1, Class M1	1.629	(a)	01/25/34	2,418	2,360,215
Series 2004-HE5, Class M1	1.389	(a)	07/25/34	5,039	4,834,261
Chase Funding Trust,
Series 2002-3, Class 2A1	1.174	(a)	08/25/32	333	303,197
Series 2003-4, Class 1A5	5.318	(a)	05/25/33	900	924,084
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-OPT1, Class M1	1.164	(a)	02/25/35	317	299,674
Series 2005-WF1, Class A5	5.010	(a)	11/25/34	136	139,563
Countrywide Asset-Backed Certificates,
Series 2003-BC4, Class M1	1.584	(a)	07/25/33	1,161	1,104,243
Series 2004-BC4, Class M1	1.584	(a)	11/25/34	920	881,740
Series 2004-1, Class M1	1.284	(a)	03/25/34	205	197,775
Series 2004-3, Class 1A	0.954	(a)	08/25/34	8,662	7,853,398
Series 2004-6, Class 1A1	1.074	(a)	12/25/34	2,362	2,241,216
Credit-Based Asset Servicing and Securitization LLC,
Series 2003-CB3, Class AF1	3.379	(a)	12/25/32	187	184,001
Series 2003-CB5, Class M1	1.554	(a)	11/25/33	859	820,142
Series 2004-CB1, Class AF1	4.520		10/25/32	1,974	1,966,329
Finance America Mortgage Loan Trust,
Series 2003-1, Class M1	1.584	(a)	09/25/33	2,492	2,333,210
Series 2004-2, Class M1	1.359	(a)	08/25/34	7,209	6,675,358
First Franklin Mortgage Loan Trust, Series 2004-FF5, Class A2	1.294	(a)	08/25/34	1,532	1,433,534
Fremont Home Loan Trust, Series 2004-4, Class M1	1.329	(a)	03/25/35	2,512	2,384,876
GSAMP Trust,
Series 2003-HE2, Class A1A, 144A	1.134	(a)	08/25/33	1,130	1,054,690
Series 2004-AR1, Class A2B	1.734	(a)	06/25/34	1,422	1,406,190
Series 2004-FM1, Class M1	1.509	(a)	11/25/33	319	301,215
Series 2004-FM2, Class M1	1.284	(a)	01/25/34	2,139	2,007,578
Series 2004-NC2, Class A1B	1.434	(a)	10/25/34	1,787	1,529,448
Home Equity Asset Trust,
Series 2003-6, Class M1	1.584	(a)	02/25/34	1,354	1,292,989
Series 2004-3, Class M1	1.389	(a)	08/25/34	1,557	1,440,808
Series 2004-7, Class A2	1.374	(a)	01/25/35	1,050	1,002,616

See Notes to Financial Statements.

18

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
HSBC Home Equity Loan Trust U.S.A., Series 2007-3, Class A4	2.026	%(a)	11/20/36	629	$629,138
JPMorgan Mortgage Acquisition Corp., Series 2005-OPT2, Class M1	0.964	(a)	12/25/35	916	903,115
Long Beach Mortgage Loan Trust, Series 2003-4, Class AV1	1.154	(a)	08/25/33	1,464	1,343,241
Series 2004-2, Class A1	0.974	(a)	06/25/34	985	898,080
Mastr Asset-Backed Securities Trust,
Series 2003-OPT1, Class M2	3.309	(a)	12/25/32	1,588	1,590,722
Series 2003-WMC2, Class M2	3.009	(a)	08/25/33	1,158	1,140,250
Series 2005-NC1, Class M1	1.254	(a)	12/25/34	8,247	7,651,129
Merrill Lynch Mortgage Investors Trust, Series 2002-HE1, Class A1	1.534	(a)	08/25/32	3,634	3,536,342
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-HE3, Class M1	1.554	(a)	10/25/33	4,241	4,002,983
Series 2003-NC6, Class M1	1.734	(a)	06/25/33	807	790,408
Series 2003-NC8, Class M1	1.584	(a)	09/25/33	768	734,927
Series 2003-NC10, Class M1	1.554	(a)	10/25/33	1,043	992,645
Series 2004-HE3, Class M1	1.389	(a)	03/25/34	753	720,227
Series 2004-HE4, Class M1	1.434	(a)	05/25/34	6,266	6,010,336
Series 2004-HE5, Class M1	1.479	(a)	06/25/34	1,052	1,001,067
Series 2004-NC3, Class M1	1.329	(a)	03/25/34	2,610	2,454,456
Series 2004-NC5, Class M1	1.434	(a)	05/25/34	335	311,911
Series 2004-NC6, Class M1	1.434	(a)	07/25/34	2,172	2,069,946
Series 2004-OP1, Class M1	1.404	(a)	11/25/34	1,941	1,805,250
Series 2004-WMC1, Class M1	1.464	(a)	06/25/34	160	155,909
Morgan Stanley Home Equity Loan Trust, Series 2006-1, Class A2C	0.864	(a)	12/25/35	234	227,878
Option One Mortgage Accep Corp. Asset-Backed Certificates,
Series 2003-3, Class A1	1.114	(a)	06/25/33	1,874	1,746,148
Series 2003-4, Class A2	1.174	(a)	07/25/33	846	789,030
Option One Mortgage Loan Trust,
Series 2004-1, Class M1	1.434	(a)	01/25/34	2,018	1,865,308
Series 2005-1, Class A4	1.334	(a)	02/25/35	407	405,203
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2005-WCH1, Class M3	1.374	(a)	01/25/36	1,500	1,481,417
Series 2005-WCW1, Class M1	0.984	(a)	09/25/35	1,354	1,344,689
RAMP Trust, Series 2005-EFC3, Class M3	1.024	(a)	08/25/35	1,134	1,118,922
RASC Trust,
Series 2005-KS3, Class M4	1.239	(a)	04/25/35	1,325	1,320,390
Series 2005-KS11, Class M1	0.934	(a)	12/25/35	800	787,996

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	19

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Saxon Asset Securities Trust,
Series 2005-3, Class M1	0.994	%(a)	11/25/35		584	$579,626
Securitized Asset-Backed Receivables LLC Trust,
Series 2004-NC1, Class M1	1.314	(a)	02/25/34		1,501	1,411,146
Series 2004-OP1, Class M1	1.299	(a)	02/25/34		4,967	4,647,806
Specialty Underwriting & Residential Finance Trust,
Series 2003-BC4, Class M1	1.434	(a)	11/25/34		1,977	1,856,901
Series 2004-BC2, Class M1	1.359	(a)	05/25/35		2,852	2,691,317
Series 2004-BC3, Class M1	1.464	(a)	07/25/35		1,697	1,633,182
Series 2004-BC4, Class A2C	1.514	(a)	10/25/35		1,487	1,444,204
Structured Asset Investment Loan Trust,
Series 2004-1, Class A3	1.334	(a)	02/25/34		3,453	3,309,483
Series 2004-8, Class A8	1.534	(a)	09/25/34		2,123	2,026,873
Series 2004-BNC1, Class A2	1.534	(a)	09/25/34		4,010	3,890,006
Series 2005-3, Class M2	1.194	(a)	04/25/35		1,767	1,736,770
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2005-WF4, Class M1	0.934	(a)	11/25/35		68	67,391
Volt XLIV LLC, Series 2016-NPL4, Class A1, 144A	4.250		04/25/46		3,458	3,489,786
Volt XXVII LLC, Series 2014-NPL7, Class A1, 144A	3.375		08/27/57		3,107	3,108,377
Volt XXX LLC, Series 2015-NPL1, Class A1, 144A	3.625		10/25/57		6,384	6,385,520
Volt XXXI LLC, Series 2015-NPL2, Class A1, 144A	3.375		02/25/55		6,065	6,081,739

						187,873,138

TOTAL ASSET-BACKED SECURITIES (cost $495,619,389)						497,969,386

BANK LOANS(a) 2.3%

Automotive 0.1%
Chrysler Group LLC	3.250		12/31/18		889	888,372

Brokerage 0.1%
LPL Holdings, Inc.(c)	4.250		03/29/21		1,455	1,462,445

Capital Goods 0.1%
RBS Global, Inc./Rexnord LLC	4.000		08/21/20		1,733	1,734,681

Chemicals 0.3%
Axalta Coating Systems US Holdings	3.750		02/01/20		916	921,727
CeramTec GmbH (Germany)	3.750		08/30/20	EUR	1,700	1,874,348
Macdermid, Inc.	5.000		06/07/23		869	875,446

						3,671,521

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
BANK LOANS(a) (Continued)

Consumer 0.2%
Motor Fuel Group (United Kingdom)	5.750%		07/15/22	GBP	3,000	$3,658,246

Electric
Calpine Construction Finance Co. LP	3.104		05/04/20		508	503,811

Food 0.1%
Albertsons LLC	4.750		06/22/23		1,587	1,601,584

Healthcare & Pharmaceutical 0.7%
CHS Community Health Systems, Inc.	3.333		01/25/19		3,875	3,808,156
CHS Community Health Systems, Inc.	3.750		12/31/19		125	118,533
CHS Community Health Systems, Inc.	4.000		01/27/21		230	217,334
CHS Community Health Systems, Inc.	4.083		12/31/18		1,297	1,266,955
Mallinckrodt International Finance (Luxembourg)	3.588		03/19/21		1,002	999,943
Valeant Pharmaceuticals International, Inc.	5.250		08/05/20		1,940	1,936,104
Valeant Pharmaceuticals International, Inc.	5.500		04/01/22		1,888	1,886,364

						10,233,389

Retailers 0.3%
Douglas Holding AG (Germany)	4.750		08/13/22	EUR	2,000	2,227,894
Euro Garages (United Kingdom)	5.765		01/30/23	GBP	2,100	2,507,757

						4,735,651

Technology 0.2%
BMC Software Finance, Inc.	5.000		09/10/20		2,197	2,165,695
First Data Corp.	4.274		07/08/22		225	226,500
First Data Corp.	3.524		03/24/21		103	103,351

						2,495,546

Telecommunications
SBA Senior Finance II, LLC	3.340		03/24/21		703	703,549

Transportation 0.2%
XPO Logistics, Inc.	4.250		11/01/21		2,481	2,494,928

TOTAL BANK LOANS (cost $35,990,898)						34,183,723

COMMERCIAL MORTGAGE-BACKED SECURITIES 4.7%
Banc of America Commercial Mortgage Trust, Series 2007-2, Class A1A	5.586	(a)	04/10/49		1,548	1,555,822
Series 2007-5, Class A1A	5.361		02/10/51		1,897	1,944,958
CD Commercial Mortgage Trust, Series 2007-CD4, Class AMFX	5.366	(a)	12/11/49		8,600	8,659,111

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	21

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
COMM Mortgage Trust, Series 2012-CR1, Class A3	3.391%		05/15/45	15	$16,027
Series 2012-CR1, Class XA, IO	2.026	(a)	05/15/45	13,680	1,037,114
Series 2013-CR7, Class A3	2.929		03/10/46	265	273,631
Series 2014-UBS2, Class XB, IO, 144A	0.208	(a)	03/10/47	171,811	1,667,134
Series 2015-LC19, Class XB, IO, 144A	0.269	(a)	02/10/48	123,049	2,496,209
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A1A	6.093	(a)	12/10/49	1,164	1,201,548
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class XB, IO	0.256	(a)	04/15/50	66,743	1,338,431
FHLMC Multifamily Structured Pass-Through Certificates, Series K007, Class X1, IO	1.142	(a)	04/25/20	4,928	134,231
Series K008, Class X1, IO	1.623	(a)	06/25/20	21,552	934,166
Series K010, Class X1, IO	0.307	(a)	10/25/20	21,082	148,824
Series K018, Class X1, IO	1.396	(a)	01/25/22	15,924	926,876
Series K020, Class X1, IO	1.444	(a)	05/25/22	20,796	1,364,700
Series K021, Class X1, IO	1.483	(a)	06/25/22	4,288	294,035
Series K025, Class X1, IO	0.885	(a)	10/25/22	95,024	4,088,501
Series K055, Class X1, IO	1.369	(a)	03/25/26	46,662	4,768,243
Series K710, Class X1, IO	1.760	(a)	05/25/19	466	16,796
Series K711, Class X1, IO	1.693	(a)	07/25/19	3,812	138,025
GS Mortgage Securities Corp. II, Series 2013-GC10, Class XB, IO, 144A	0.496	(a)	02/10/46	103,126	2,992,190
Series 2014-GC20, Class XB, IO	0.338	(a)	04/10/47	28,307	857,671
GS Mortgage Securities Trust,
Series 2013-GC12, Class XB, IO	0.542	(a)	06/10/46	37,400	1,183,598
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class XB, IO	0.319	(a)	08/15/47	45,056	1,079,902
Series 2015-C27, Class XB, IO	0.447	(a)	02/15/48	52,766	1,683,061
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20, Class A4	5.794	(a)	02/12/51	38	39,205
Series 2007-LD11, Class A4	5.755	(a)	06/15/49	1,036	1,047,836
Series 2013-LC11, Class XB, IO	0.582	(a)	04/15/46	34,956	1,124,833
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class XB, IO, 144A	0.239	(a)	08/15/45	65,968	925,716
Series 2013-C8, Class XB, IO, 144A	0.497	(a)	12/15/48	68,276	1,783,526
Morgan Stanley Capital I Trust, Series 2007-IQ13, Class A1A	5.312		03/15/44	140	141,037
Series 2007-IQ14, Class AAB	5.654	(a)	04/15/49	6	6,490
Series 2015-XLF1, Class B, 144A	2.285	(a)	08/14/31	8,400	8,356,821

See Notes to Financial Statements.

22

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class XB, IO, 144A	0.402	%(a)	04/10/46	140,883	$3,471,019
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4	5.509		04/15/47	1,964	1,977,470
Series 2007-C31, Class A5	5.500		04/15/47	3,415	3,452,915
Series 2007-C32, Class A1A	5.703	(a)	06/15/49	1,922	1,947,527
Series 2007-C33, Class A4	5.959	(a)	02/15/51	172	173,287
Series 2007-C34, Class A1A	5.608	(a)	05/15/46	5,274	5,386,710

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $73,467,245)					70,635,196

CORPORATE BONDS 39.4%

Airlines 0.7%
American Airlines, Pass-Through Trust, Series 2013-1, Class A, Pass Through Certificates(e)	4.000		01/15/27	3,053	3,251,685
Continental Airlines, Inc., Pass-Through Trust, Series 2007-1, Class A, Pass-Through Certificates	5.983		10/19/23	920	1,037,782
Series 2012-2, Class A, Pass-Through Certificates	4.000		04/29/26	106	113,578
Series 2012-3, Class C, Pass-Through Certificates	6.125		04/29/18	3,000	3,150,000
Delta Air Lines, Inc., Pass-Through Trust, Series 2007-1, Class A, Pass-Through Certificates	6.821		02/10/24	759	904,515
Series 2011-1, Class A, Pass-Through Certificates	5.300		10/15/20	68	72,365
United Airlines Pass-Through Trust, Series 2013-1, Class A, Pass-Through Certificates(e)(f)	4.300		02/15/27	2,210	2,398,157

					10,928,082

Auto Manufacturer 0.2%
General Motors Co., Sr. Unsec’d. Notes	6.250		10/02/43	2,230	2,553,341

Auto Parts & Equipment 1.0%
Johnson Controls, Inc., Sr. Unsec’d. Notes	4.250		03/01/21	3,090	3,307,005
Lear Corp., Gtd. Notes	5.250		01/15/25	5,375	5,764,687
Gtd. Notes	5.375		03/15/24	1,410	1,506,938
Meritor, Inc., Gtd. Notes(f)	6.250		02/15/24	4,150	4,092,937

					14,671,567

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	23

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Banks 5.6%
Bank of America Corp., Jr. Sub. Notes(f)	5.125	%(a)	12/29/49	2,175	$2,144,115
Jr. Sub. Notes	6.100	(a)	12/29/49	8,820	9,214,783
Sr. Unsec’d. Notes, MTN	5.000		01/21/44	690	790,109
Citigroup, Inc., Jr. Sub. Notes	5.950	(a)	12/29/49	12,685	13,010,053
Sr. Unsec’d. Notes	8.125		07/15/39	1,455	2,218,908
Sub. Notes	4.050		07/30/22	550	581,303
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes	3.800		09/15/22	1,600	1,626,422
Credit Suisse New York (Switzerland), Sr. Unsec’d. Notes, MTN(e)	3.625		09/09/24	2,375	2,463,842
Discover Bank, Sr. Unsec’d. Notes	4.200		08/08/23	5,500	5,862,929
Sub. Notes	7.000		04/15/20	800	903,443
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes	5.375	(a)	12/29/49	5,225	5,251,125
Sr. Unsec’d. Notes	6.250		02/01/41	345	441,876
Sr. Unsec’d. Notes, MTN	4.800		07/08/44	2,105	2,293,246
JPMorgan Chase & Co., Jr. Sub. Notes	5.150	(a)	12/29/49	3,725	3,715,688
Jr. Sub. Notes	6.000	(a)	12/29/49	7,707	8,034,547
Jr. Sub. Notes	6.100	(a)	10/29/49	3,400	3,573,060
Jr. Sub. Notes	7.900	(a)	12/29/49	130	133,998
Morgan Stanley, Jr. Sub. Notes	5.450	(a)	07/29/49	13,110	13,144,086
Sr. Unsec’d. Notes, MTN	6.375		07/24/42	700	935,183
Sub. Notes, MTN	4.100		05/22/23	1,710	1,801,704
National Savings Bank (Sri Lanka), Sr. Unsec’d. Notes, RegS	8.875		09/18/18	1,000	1,080,900
People’s United Bank, Sub. Notes	4.000		07/15/24	1,125	1,144,272
State Street Corp., Jr. Sub. Notes	5.250	(a)	12/29/49	3,555	3,734,528

					84,100,120

Beverages 0.1%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	8.200		01/15/39	250	395,067
Coca-Cola Icecek A/S (Turkey), Sr. Unsec’d. Notes, 144A	4.750		10/01/18	950	981,613
Constellation Brands, Inc., Gtd. Notes	6.000		05/01/22	450	522,000

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Beverages (cont’d.)
Molson Coors Brewing Co., Gtd. Notes	2.000%	05/01/17		50	$50,202

					1,948,882

Biotechnology
Amgen, Inc., Sr. Unsec’d. Notes, 144A	4.663	06/15/51		439	448,959
Celgene Corp., Sr. Unsec’d. Notes	2.125	08/15/18		30	30,285

					479,244

Building Materials 1.5%
Building Materials Corp. of America, Sr. Unsec’d. Notes, 144A (original cost $5,902,500; purchased 10/27/14-02/11/15)(b)(d)	5.375	11/15/24		5,825	6,021,594
Cemex Finance LLC (Mexico), Sr. Sec’d. Notes, 144A	9.375	10/12/22		1,125	1,229,063
Sr. Sec’d. Notes, RegS	9.375	10/12/22		600	655,500
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A	4.750	01/11/22	EUR	1,600	1,822,449
CeramTec Group GmbH (Germany), Gtd. Notes, 144A (original cost $500,000; purchased 07/25/13)(b)(d)	8.250	08/15/21	EUR	500	581,810
CeramTec Group GmbH (Germany), Gtd. Notes, RegS (original cost $530,000; purchased 02/24/16)(b)(d)	8.250	08/15/21	EUR	500	581,810
Griffon Corp., Gtd. Notes	5.250	03/01/22		6,450	6,530,625
Owens Corning, Inc., Gtd. Notes	4.200	12/15/22		125	132,714
Unifrax I LLC/Unifrax Holding Co., Gtd. Notes, 144A (original cost $3,299,400; purchased 06/30/14)(b)(d)	7.500	02/15/19		3,120	3,003,000
US Concrete, Inc., Gtd. Notes	6.375	06/01/24		2,400	2,496,000

					23,054,565

Chemicals 1.0%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	4.900	06/01/43		1,350	1,413,399
Sr. Unsec’d. Notes	6.125	01/15/41		170	202,773
Ashland, Inc., Sr. Unsec’d. Notes	6.875	05/15/43		4,100	4,489,500
CF Industries, Inc., Gtd. Notes	4.950	06/01/43		1,765	1,464,309
Gtd. Notes	5.375	03/15/44		1,300	1,111,951
Gtd. Notes	6.875	05/01/18		160	169,089
Gtd. Notes	7.125	05/01/20		125	138,212
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.625	10/01/44		15	15,656
Sr. Unsec’d. Notes	5.250	11/15/41		125	137,429
Sr. Unsec’d. Notes	9.400	05/15/39		95	150,751
Eastman Chemical Co., Sr. Unsec’d. Notes(f)	4.650	10/15/44		1,210	1,225,554
LYB International Finance BV, Gtd. Notes	4.875	03/15/44		1,160	1,231,247
Gtd. Notes	5.250	07/15/43		415	456,941

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	25

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Chemicals (cont’d.)
LyondellBasell Industries NV, Sr. Unsec’d. Notes	4.625%	02/26/55	2,765	$2,619,890

				14,826,701

Commercial Services 1.2%
AMN Healthcare, Inc., Gtd. Notes, 144A	5.125	10/01/24	550	558,250
Ashtead Capital, Inc. (United Kingdom), Sec’d. Notes, 144A	6.500	07/15/22	1,925	2,018,844
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $131,355; purchased 05/30/13)(b)(d)	6.700	06/01/34	110	141,709
Gtd. Notes, 144A (original cost $2,232,116; purchased 05/14/13)(b)(d)	7.000	10/15/37	1,725	2,290,336
Hertz Corp. (The), Gtd. Notes	6.750	04/15/19	1,153	1,176,302
Service Corp. International, Sr. Unsec’d. Notes(f)	4.500	11/15/20	2,135	2,172,362
United Rentals North America, Inc., Gtd. Notes(f)	5.500	07/15/25	925	936,562
Gtd. Notes	5.500	05/15/27	1,600	1,592,000
Gtd. Notes	7.625	04/15/22	6,444	6,852,421

				17,738,786

Computers 0.1%
NCR Corp., Gtd. Notes	6.375	12/15/23	790	835,425

Distribution/Wholesale 0.1%
H&E Equipment Services, Inc., Gtd. Notes(f)	7.000	09/01/22	2,000	2,104,000

Diversified Financial Services 0.7%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes	4.500	05/15/21	1,150	1,195,425
Capital One Bank USA NA, Sub. Notes	3.375	02/15/23	2,065	2,109,282
Grain Spectrum Funding II LLC, Sec’d. Notes, 144A	3.290	10/10/34	764	764,276
International Lease Finance Corp., Sr. Unsec’d. Notes	6.250	05/15/19	25	27,031
Sr. Unsec’d. Notes	8.750	03/15/17	5,340	5,472,646
Jefferies Group LLC, Sr. Unsec’d. Notes	6.500	01/20/43	175	181,219
Navient Corp., Sr. Unsec’d. Notes, MTN(f)	4.875	06/17/19	1,155	1,165,106

				10,914,985

Electric 2.1%
Calpine Corp., Sr. Unsec’d. Notes(f)	5.375	01/15/23	2,175	2,153,250
Sr. Unsec’d. Notes	5.500	02/01/24	1,250	1,218,750
Sr. Unsec’d. Notes(f)	5.750	01/15/25	3,575	3,476,687
DPL, Inc., Sr. Unsec’d. Notes	6.750	10/01/19	1,650	1,711,875
Sr. Unsec’d. Notes	7.250	10/15/21	1,475	1,539,531

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Electric (cont’d.)
Duke Energy Carolinas LLC, First Ref. Mtge.	4.000%	09/30/42		50	$52,145
Dynegy, Inc., Gtd. Notes(f)	6.750	11/01/19		5,850	5,920,726
Gtd. Notes	7.375	11/01/22		8,350	8,052,531
Entergy Corp., Sr. Unsec’d. Notes	4.700	01/15/17		75	75,309
FirstEnergy Corp., Sr. Unsec’d. Notes	2.750	03/15/18		950	961,007
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	5.450	07/15/44		800	882,682
NextEra Energy Capital Holdings, Inc., Gtd. Notes	3.625	06/15/23		1,575	1,650,066
NRG Energy, Inc., Gtd. Notes(f)	6.250	05/01/24		1,748	1,695,560
Gtd. Notes(f)	6.625	03/15/23		823	820,943
Gtd. Notes	7.625	01/15/18		1,456	1,554,280
South Carolina Electric & Gas Co., First Mtge.	4.350	02/01/42		130	137,343
Westar Energy, Inc., First Mtge.	4.100	04/01/43		325	339,926

					32,242,611

Electronics 0.5%
Jabil Circuit, Inc., Sr. Unsec’d. Notes	4.700	09/15/22		1,045	1,086,800
Sr. Unsec’d. Notes	5.625	12/15/20		5,400	5,791,500
Techem Energy Metering Service GmbH & Co. KG (Germany), Gtd. Notes, 144A, MTN	7.875	10/01/20	EUR	125	143,175
Techem GmbH (Germany), Sr. Sec’d. Notes, 144A	6.125	10/01/19	EUR	200	226,686

					7,248,161

Entertainment 2.2%
AMC Entertainment, Inc., Gtd. Notes	5.750	06/15/25		3,175	3,182,938
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes	5.375	06/01/24		6,900	7,279,500
Cinemark USA, Inc., Gtd. Notes	4.875	06/01/23		6,500	6,508,125
Gtd. Notes	5.125	12/15/22		3,200	3,288,000
CPUK Finance Ltd. (United Kingdom), Sec’d. Notes, 144A	7.000	08/28/20	GBP	2,550	3,295,720
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., Sr. Sec’d. Notes, 144A (original cost $4,724,606; purchased 09/22/14)(b)(d)	5.000	08/01/18		4,615	4,661,150
Scientific Games International, Inc., Gtd. Notes	10.000	12/01/22		6,000	5,550,000

					33,765,433

Environmental Control 0.2%
Covanta Holding Corp., Sr. Unsec’d. Notes	7.250	12/01/20		3,100	3,181,375

Food 1.3%
Ingles Markets, Inc., Sr. Unsec’d. Notes	5.750	06/15/23		5,250	5,433,750
JBS Investments GmbH (Brazil), Sr. Unsec’d. Notes, 144A	7.750	10/28/20		2,650	2,762,625

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	27

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Food (cont’d.)
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A (original cost $1,081,250; purchased 06/17/14)(b)(d)	7.250%	06/01/21	1,000	$1,025,000
Gtd. Notes, 144A (original cost $2,014,000; purchased 12/09/15)(b)(d)(f)	7.250	06/01/21	2,000	2,050,000
Gtd. Notes, RegS (original cost $1,605,000; purchased 10/01/14)(b)(d)	8.250	02/01/20	1,500	1,541,250
Minerva Luxembourg SA (Brazil), Gtd. Notes, 144A	12.250	02/10/22	250	270,000
Smithfield Foods, Inc., Sr. Unsec’d. Notes	6.625	08/15/22	2,000	2,107,500
Sr. Unsec’d. Notes, 144A	5.250	08/01/18	1,465	1,475,987
Sr. Unsec’d. Notes, 144A	5.875	08/01/21	2,400	2,502,000

				19,168,112

Forest & Paper Products 0.5%
Georgia-Pacific LLC, Gtd. Notes, 144A (original cost $35,100; purchased 04/20/11)(b)(d)	5.400	11/01/20	35	39,257
Sr. Unsec’d. Notes (original cost $544,908; purchased 12/20/12)(b)(d)	7.375	12/01/25	400	520,206
International Paper Co., Sr. Unsec’d. Notes	4.800	06/15/44	2,770	2,820,040
Sr. Unsec’d. Notes	6.000	11/15/41	610	715,840
Sr. Unsec’d. Notes	9.375	05/15/19	100	117,941
Smurfit Kappa Acquisitions (Ireland), Sr. Sec’d. Notes, 144A	4.875	09/15/18	3,647	3,765,528

				7,978,812

Gas 0.2%
AGL Capital Corp., Gtd. Notes	4.400	06/01/43	1,375	1,443,126
CenterPoint Energy Resources Corp., Sr. Unsec’d. Notes	5.850	01/15/41	700	838,056
Dominion Gas Holdings LLC, Sr. Unsec’d. Notes	4.800	11/01/43	125	133,824
Fermaca Enterprises S de RL de CV (Mexico), Sr. Sec’d. Notes, 144A (original cost $583,725; purchased 07/22/14)(b)(d)	6.375	03/30/38	558	580,238
Sempra Energy, Sr. Unsec’d. Notes	2.300	04/01/17	50	50,235

				3,045,479

Healthcare-Products 0.6%
ConvaTec Finance International SA (Luxembourg), Sr. Unsec’d. Notes, PIK, 144A	8.250	01/15/19	5,024	5,024,000
ConvaTec Healthcare E SA (Luxembourg), Gtd. Notes, 144A	10.500	12/15/18	3,684	3,725,445

				8,749,445

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Healthcare-Services 3.5%
Aetna, Inc., Sr. Unsec’d. Notes	2.750%	11/15/22	450	$457,873
Sr. Unsec’d. Notes	4.125	11/15/42	325	322,123
Sr. Unsec’d. Notes	4.500	05/15/42	530	563,257
Anthem, Inc., Sr. Unsec’d. Notes	4.650	01/15/43	120	127,175
Sr. Unsec’d. Notes	5.100	01/15/44	515	583,209
CHS/Community Health Systems, Inc., Gtd. Notes(f)	8.000	11/15/19	5,300	4,664,000
Sr. Sec’d. Notes	5.125	08/15/18	31	30,729
Cigna Corp., Sr. Unsec’d. Notes	5.375	02/15/42	350	408,326
HCA, Inc., Gtd. Notes	5.375	02/01/25	4,500	4,593,150
Gtd. Notes	5.875	05/01/23	2,000	2,121,880
Sr. Sec’d. Notes	4.750	05/01/23	3,050	3,175,813
Sr. Sec’d. Notes	5.250	04/15/25	2,000	2,095,000
Sr. Sec’d. Notes(f)	5.875	03/15/22	3,425	3,767,500
HealthSouth Corp., Gtd. Notes	5.125	03/15/23	1,200	1,212,000
Gtd. Notes(f)	5.750	11/01/24	2,900	2,990,625
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	3.200	02/01/22	25	26,004
Sr. Unsec’d. Notes	4.625	11/15/20	4,500	4,908,865
LifePoint Hospitals, Inc., Gtd. Notes(f)	5.500	12/01/21	3,875	4,015,469
MEDNAX, Inc., Gtd. Notes, 144A	5.250	12/01/23	2,650	2,769,250
Select Medical Corp., Gtd. Notes(f)	6.375	06/01/21	7,821	7,723,237
Tenet Healthcare Corp., Sr. Sec’d. Notes	4.375	10/01/21	2,125	2,114,375
Sr. Sec’d. Notes	6.250	11/01/18	600	634,500
Sr. Unsec’d. Notes	8.125	04/01/22	1,700	1,661,750
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.950	10/15/42	175	179,523
Sr. Unsec’d. Notes(f)	4.375	03/15/42	1,055	1,143,944

				52,289,577

Holding Companies-Diversified 0.2%
Carlson Travel Holdings, Inc., Sr. Unsec’d. Notes, PIK, 144A (original cost $2,543,750; purchased 08/04/14)(b)(d)	7.500	08/15/19	2,500	2,437,500

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	29

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Home Builders 2.0%
CalAtlantic Group, Inc., Gtd. Notes	8.375%	05/15/18	4,553	$4,962,770
KB Home, Gtd. Notes(f)	7.500	09/15/22	3,425	3,707,562
M/I Homes, Inc., Gtd. Notes	6.750	01/15/21	5,850	6,157,125
PulteGroup, Inc., Gtd. Notes	5.500	03/01/26	4,000	4,160,000
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A	5.250	04/15/21	6,700	6,867,500
William Lyon Homes, Inc., Gtd. Notes	8.500	11/15/20	5,000	5,237,500

				31,092,457

Insurance 1.3%
Hartford Financial Services Group, Inc. (The), Sr. Unsec’d. Notes	5.950	10/15/36	215	250,811
Sr. Unsec’d. Notes	6.100	10/01/41	280	335,008
Liberty Mutual Group, Inc., Gtd. Notes, 144A(f)	4.250	06/15/23	1,975	2,133,381
Gtd. Notes, 144A	4.850	08/01/44	1,000	1,033,743
Gtd. Notes, 144A	4.950	05/01/22	75	84,068
Gtd. Notes, 144A	6.500	05/01/42	1,530	1,865,425
Lincoln National Corp., Sr. Unsec’d. Notes	7.000	06/15/40	695	887,477
Markel Corp., Sr. Unsec’d. Notes	4.900	07/01/22	2,020	2,216,988
Sr. Unsec’d. Notes(e)	5.000	03/30/43	3,125	3,295,569
Principal Financial Group, Inc., Gtd. Notes	4.350	05/15/43	975	977,653
Swiss Re Treasury US Corp. (Switzerland), Gtd. Notes, 144A	4.250	12/06/42	795	814,582
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A(e)	4.900	09/15/44	1,950	2,168,663
Sub. Notes, 144A	6.850	12/16/39	640	861,149
TIAA Asset Management Finance LLC, Sr. Unsec’d. Notes, 144A (original cost $1,716,904; purchased 10/27/14)(b)(d)	2.950	11/01/19	1,720	1,769,063
W.R. Berkley Corp., Sr. Unsec’d. Notes	4.625	03/15/22	1,435	1,560,695

				20,254,275

Iron/Steel 0.1%
Vale Overseas Ltd. (Brazil), Gtd. Notes	6.250	08/10/26	870	933,075

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Lodging 0.8%
FelCor Lodging LP, Gtd. Notes(f)	6.000%	06/01/25		3,400	$3,527,500
Sr. Sec’d. Notes	5.625	03/01/23		1,050	1,083,589
Marriott International, Inc., Sr. Unsec’d. Notes	3.250	09/15/22		75	77,750
MGM Resorts International, Gtd. Notes(f)	6.000	03/15/23		4,800	5,196,000
Gtd. Notes	6.625	12/15/21		1,000	1,116,880
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes	7.150	12/01/19		550	628,329

					11,630,048

Machinery-Construction & Mining
Terex Corp., Gtd. Notes(f)	6.500	04/01/20		580	591,600

Machinery-Diversified
Xylem, Inc., Sr. Unsec’d. Notes	4.875	10/01/21		50	55,273

Media 2.2%
AMC Networks, Inc., Gtd. Notes	4.750	12/15/22		1,270	1,295,400
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes(f)	5.750	01/15/24		1,100	1,163,250
Gtd. Notes, 144A	5.125	05/01/23		2,625	2,710,312
Gtd. Notes, 144A	5.375	05/01/25		1,650	1,695,375
Gtd. Notes, 144A	5.875	05/01/27		5,075	5,316,062
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	6.375	09/15/20		1,750	1,802,500
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes, 144A	6.384	10/23/35		1,525	1,757,916
Sr. Sec’d. Notes, 144A	6.834	10/23/55		485	578,294
Clear Channel Worldwide Holdings, Inc., Gtd. Notes	6.500	11/15/22		135	135,675
Gtd. Notes	6.500	11/15/22		365	371,753
CSC Holdings LLC, Sr. Unsec’d. Notes	7.875	02/15/18		1,040	1,110,200
Liberty Interactive LLC, Sr. Unsec’d. Notes(f)	8.250	02/01/30		2,500	2,675,000
Myriad International Holdings BV (South Africa), Gtd. Notes, 144A	6.375	07/28/17		3,000	3,091,836
TEGNA, Inc., Gtd. Notes, 144A	4.875	09/15/21		1,625	1,694,063
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec’d. Notes, 144A	5.500	09/15/22	EUR	130	149,681

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	31

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Media (cont’d.)
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), (cont’d.) Sr. Sec’d. Notes, 144A, MTN	5.125%		01/21/23	EUR	502	$579,993
Videotron Ltd. (Canada), Gtd. Notes	5.000		07/15/22		4,500	4,696,875
Gtd. Notes, 144A	5.375		06/15/24		2,400	2,511,000

						33,335,185

Mining 0.6%
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes, 144A(f)	6.750	(a)	10/19/75		2,675	3,029,438
Eldorado Gold Corp. (Canada), Sr. Unsec’d. Notes, 144A	6.125		12/15/20		2,375	2,398,750
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes(f)	5.875		04/23/45		1,225	1,223,841
Sr. Unsec’d. Notes	6.750		04/16/40		2,575	2,805,115

						9,457,144

Miscellaneous Manufacturing 0.3%
Actuant Corp., Gtd. Notes	5.625		06/15/22		3,075	3,171,094
General Electric Co., Sr. Unsec’d. Notes	4.125		10/09/42		50	53,076
Koppers, Inc., Gtd. Notes	7.875		12/01/19		1,200	1,218,000
Pentair Finance SA (United Kingdom), Gtd. Notes	1.875		09/15/17		50	50,098

						4,492,268

Oil & Gas 1.0%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.450		09/15/36		750	890,008
California Resources Corp., Gtd. Notes	6.000		11/15/24		65	35,750
Sec’d. Notes, 144A	8.000		12/15/22		1,648	1,112,400
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	4.450		09/15/42		1,070	937,911
Denbury Resources, Inc., Gtd. Notes(f)	5.500		05/01/22		2,000	1,580,000
Nabors Industries, Inc., Gtd. Notes	4.625		09/15/21		762	753,993
Gtd. Notes	6.150		02/15/18		80	83,291
Noble Energy, Inc., Sr. Unsec’d. Notes	4.150		12/15/21		500	530,395
Sr. Unsec’d. Notes	5.250		11/15/43		395	416,216
Sr. Unsec’d. Notes	6.000		03/01/41		1,390	1,554,737
Noble Holding International Ltd. (United Kingdom), Gtd. Notes(f)	2.500		03/15/17		25	24,928

See Notes to Financial Statements.

32

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Pacific Exploration and Production Corp. (Colombia), Gtd. Notes, 144A(g)	5.375	% (a)	01/26/19		6,540	$1,308,000
Gtd. Notes, 144A(g)	7.250	(a)	12/12/21		5,750	1,150,000
Reliance Holding USA, Inc. (India), Gtd. Notes, 144A	5.400		02/14/22		1,750	1,953,303
Sasol Financing International PLC (South Africa), Gtd. Notes	4.500		11/14/22		2,800	2,865,912

						15,196,844

Oil & Gas Services
Cameron International Corp., Sr. Unsec’d. Notes	5.950		06/01/41		100	119,396

Packaging & Containers 0.4%
Ball Corp., Gtd. Notes(f)	4.000		11/15/23		500	505,750
Gtd. Notes	4.375		12/15/23	EUR	1,825	2,252,025
Crown Americas LLC/Crown Americas Capital Corp. IV, Gtd. Notes	4.500		01/15/23		525	538,125
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (New Zealand), Sr. Sec’d. Notes	5.750		10/15/20		2,075	2,129,531
WestRock RKT Co., Gtd. Notes	4.450		03/01/19		35	36,941
Gtd. Notes	4.900		03/01/22		1,190	1,326,805

						6,789,177

Pharmaceuticals 0.8%
AbbVie, Inc., Sr. Unsec’d. Notes	4.500		05/14/35		4,085	4,166,913
Actavis Funding SCS, Gtd. Notes	4.550		03/15/35		4,020	4,150,682
Gtd. Notes(f)	4.750		03/15/45		337	353,490
Capsugel SA, Sr. Unsec’d. Notes, PIK, 144A	7.000		05/15/19		1,926	1,926,000
Valeant Pharmaceuticals International, Inc., Sr. Unsec’d. Notes, 144A(f)	6.125		04/15/25		1,275	1,007,250

						11,604,335

Pipelines 0.6%
DCP Midstream LLC, Sr. Unsec’d. Notes, 144A	5.350		03/15/20		227	233,810
DCP Midstream Operating LP, Gtd. Notes(f)	2.500		12/01/17		225	223,313
Enterprise Products Operating LLC, Sr. Unsec’d. Notes	4.950		10/15/54		2,700	2,600,132
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.200		12/01/42		125	120,033
Sr. Unsec’d. Notes	4.250		02/01/21		1,950	2,101,511

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	33

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Pipelines (cont’d.)
Magellan Midstream Partners LP, (cont’d.) Sr. Unsec’d. Notes	5.150%	10/15/43		1,350	$1,435,088
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes	6.125	10/15/21		1,700	1,778,625
Western Gas Partners LP, Sr. Unsec’d. Notes	4.000	07/01/22		75	77,107

					8,569,619

Real Estate Investment Trusts (REITs) 0.4%
Mack-Cali Realty LP, Sr. Unsec’d. Notes	2.500	12/15/17		100	100,352
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes	5.375	06/01/23		1,965	2,004,300
Gtd. Notes	5.500	02/01/21		1,500	1,563,750
Trust F/1401 (Mexico), Sr. Unsec’d. Notes, 144A	5.250	12/15/24		2,000	2,095,000

					5,763,402

Retail 1.9%
Claire’s Stores, Inc., Sr. Sec’d. Notes, 144A	9.000	03/15/19		475	237,500
CVS Health Corp., Sr. Unsec’d. Notes	5.125	07/20/45		1,765	2,059,033
Sr. Unsec’d. Notes	5.300	12/05/43		475	556,348
Douglas GmbH (Germany), Sr. Sec’d. Notes, 144A	6.250	07/15/22	EUR	1,200	1,435,864
Dufry Finance SCA (Switzerland), Sr. Unsec’d. Notes, 144A	4.500	08/01/23	EUR	2,400	2,812,448
L Brands, Inc., Gtd. Notes(f)	5.625	02/15/22		10,975	12,017,625
Macy’s Retail Holdings, Inc., Gtd. Notes	4.300	02/15/43		755	630,842
PVH Corp., Sr. Unsec’d. Notes	4.500	12/15/22		5,005	5,155,150
QVC, Inc., Sr. Sec’d. Notes	5.125	07/02/22		1,800	1,886,134
Tops Holding LLC/Tops Markets II Corp., Sr. Sec’d. Notes, 144A (original cost $1,950,000; purchased 05/29/15)(b)(d)	8.000	06/15/22		1,950	1,716,000

					28,506,944

Savings & Loans
People’s United Financial, Inc., Sr. Unsec’d. Notes	3.650	12/06/22		325	333,331

Semiconductors 0.7%
Micron Technology, Inc., Sr. Unsec’d. Notes	5.500	02/01/25		8,000	7,842,480
Sensata Technologies BV, Gtd. Notes, 144A	5.000	10/01/25		2,750	2,818,750

					10,661,230

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Software 0.3%
First Data Corp., Gtd. Notes, 144A(f)	7.000%	12/01/23		4,150	$4,347,125

Telecommunications 2.1%
AT&T, Inc., Sr. Unsec’d. Notes	4.750	05/15/46		1,520	1,487,436
Sr. Unsec’d. Notes	4.800	06/15/44		575	566,084
Sr. Unsec’d. Notes, 144A	4.500	03/09/48		795	745,623
Bharti Airtel International Netherlands BV (India), Gtd. Notes, 144A	5.125	03/11/23		3,725	4,004,930
CenturyLink, Inc., Sr. Unsec’d. Notes	5.150	06/15/17		2,035	2,070,612
CommScope Technologies Finance LLC, Sr. Unsec’d. Notes, 144A(f)	6.000	06/15/25		1,225	1,286,250
CommScope, Inc., Gtd. Notes, 144A	5.000	06/15/21		2,275	2,326,187
Digicel Group Ltd. (Jamaica), Gtd. Notes, 144A	6.750	03/01/23		2,050	1,839,260
Sr. Unsec’d. Notes, RegS	8.250	09/30/20		1,500	1,327,500
Sprint Communications, Inc., Gtd. Notes, 144A(b)	9.000	11/15/18		4,802	5,282,200
TBG Global Pte Ltd. (Indonesia), Gtd. Notes, RegS	4.625	04/03/18		1,885	1,906,112
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.672	03/15/55		1,011	985,583
Sr. Unsec’d. Notes	5.012	08/21/54		3,010	3,103,680
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (Russia), Sr. Unsec’d. Notes, 144A	9.125	04/30/18		1,300	1,411,478
Sr. Unsec’d. Notes, RegS	9.125	04/30/18		2,335	2,535,231
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	6.000	04/15/21	GBP	720	920,942

					31,799,108

Textiles
Mohawk Industries, Inc., Sr. Unsec’d. Notes	3.850	02/01/23		104	108,327

Transportation 0.4%
AP Moeller-Maersk A/S (Denmark), Unsec’d. Notes, 144A	2.550	09/22/19		2,450	2,473,691
Onorato Armatori SpA (Italy), Sr. Unsec’d. Notes, 144A	7.750	02/15/23	EUR	3,000	3,120,369
Union Pacific Corp., Sr. Unsec’d. Notes, 144A	3.799	10/01/51		207	204,494

					5,798,554

Trucking & Leasing
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A (original cost $449,024; purchased 01/14/13)(b)(d)	2.875	07/17/18		450	458,168

TOTAL CORPORATE BONDS (cost $598,000,744)					596,159,088

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	35

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
MUNICIPAL BONDS 1.0%

California 0.6%
Bay Area Toll Authority, BABs, Revenue Bonds	6.263%	04/01/49	550	$799,414
Los Angeles Department of Water & Power, BABs, Revenue Bonds	6.008	07/01/39	3,610	4,738,739
BABs, Revenue Bonds	6.574	07/01/45	585	860,470
University of California, BABs, Revenue Bonds	5.770	05/15/43	390	502,706
Taxable, Revenue Bonds, Series AP	3.931	05/15/45	625	646,500
Taxable, Revenue Bonds, Series J	4.131	05/15/45	675	716,202

				8,264,031

Colorado 0.1%
Regional Transportation District, BABs, Revenue Bonds, Series 2010B	5.844	11/01/50	1,190	1,661,395

Illinois
Chicago O’Hare International Airport, BABs, Revenue Bonds	6.395	01/01/40	360	498,730

New Jersey 0.2%
New Jersey State Turnpike Authority, Revenue Bonds, Series F, BABs	7.414	01/01/40	2,000	3,035,820
Rutgers State University, BABs, Revenue Bonds	5.665	05/01/40	200	248,996

				3,284,816

New York 0.1%
Memorial Sloan-Kettering Cancer Center, Sr. Unsec’d. Notes	4.125	07/01/52	75	78,793
New York City Water & Sewer System, BABs, Taxable, Revenue Bonds	5.882	06/15/44	400	555,900

				634,693

Ohio
Ohio State University, Taxable, Revenue Bonds, Series A	4.800	06/01/2111	180	194,789

Texas
City Public Service Board of San Antonio, BABs, Taxable, Revenue Bonds	4.427	02/01/42	120	136,796

TOTAL MUNICIPAL BONDS (cost $13,895,601)				14,675,250

See Notes to Financial Statements.

36

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
NON-CORPORATE FOREIGN AGENCIES 1.4%
Comision Federal de Electricidad (Mexico), Sr. Unsec’d. Notes, 144A	4.875%		01/15/24	1,350	$1,404,000
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	4.950		07/19/22	730	749,598
Sr. Unsec’d. Notes, 144A	6.510		03/07/22	3,420	3,747,643
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, 144A, MTN	9.125		07/02/18	2,285	2,505,589
Majapahit Holding BV (Indonesia), Gtd. Notes, RegS	7.750		01/20/20	2,180	2,496,100
Gtd. Notes, RegS	8.000		08/07/19	2,250	2,570,175
Petrobras Global Finance BV (Brazil), Gtd. Notes	8.375		05/23/21	3,875	4,286,912
Provincia de Buenos Aires (Argentina), Sr. Unsec’d. Notes, 144A	9.950		06/09/21	1,050	1,197,000
Russian Agricultural Bank OJSC Via RSHB Capital SA (Russia), Sr. Unsec’d. Notes, 144A	6.299		05/15/17	325	330,701
Sr. Unsec’d. Notes, 144A	7.750		05/29/18	1,485	1,582,178

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $20,230,104)					20,869,896

RESIDENTIAL MORTGAGE-BACKED SECURITIES 8.8%
Banc of America Funding Corp., Series 2014-R2, Class 2A1, 144A	0.735	(a)	05/26/37	3,148	2,967,313
Series 2014-R5, Class 1A1, 144A	2.748	(a)	09/26/45	4,741	4,654,002
Series 2015-R3, Class 1A1, 144A	0.724	(a)	03/27/36	15,391	14,655,024
Series 2015-R3, Class 6A1, 144A	0.695	(a)	05/28/36	3,925	3,713,926
Series 2015-R4, Class 4A1, 144A	3.500	(a)	07/26/36	4,045	4,071,300
Chase Mortgage Finance Trust, Series 2007-A1, Class 1A3	3.063	(a)	02/25/37	274	270,802
Fannie Mae Connecticut Avenue Securities, Series 2013-CO1, Class M2(h)	5.784	(a)	10/25/23	3,540	3,894,439
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3(h)	3.834	(a)	10/25/27	2,000	2,050,960
GSMSC Resecuritization Trust, Series 2015-3R, Class 1A1, 144A	0.665	(a)	01/26/37	4,251	4,093,012
Series 2015-3R, Class 1A2, 144A	0.665	(a)	01/26/37	1,670	1,377,762
Series 2015-3R, Class 2A1, 144A	0.665	(a)	10/26/36	5,083	4,817,244
Series 2015-3R, Class 2A2, 144A	0.665	(a)	10/26/36	1,400	1,048,339
Series 2015-4R, Class A1, 144A	0.665	(a)	03/26/37	9,956	9,490,359
Series 2015-4R, Class A2, 144A	0.665	(a)	03/26/37	2,702	2,127,457
JPMorgan Mortgage Trust, Series 2007-A1, Class 4A1	3.185	(a)	07/25/35	271	270,399
JPMorgan Resecuritization Trust, Series 2015-1, Class 6A1, 144A	0.814	(a)	12/27/45	3,374	3,232,784

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	37

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
LSTAR Securities Investment Trust, Series 2014-2, Class A, 144A	2.527	%(a)	12/01/21		7,976	$7,896,007
Series 2015-2, Class A, 144A	2.527	(a)	01/01/20		11,357	11,298,805
Series 2015-3, Class A, 144A	2.527	(a)	03/01/20		9,241	9,204,301
LSTAR Securities Investment Trust, (Cayman Islands), Series 2015-6, Class A, 144A(c)	2.527	(a)	05/01/20		15,986	15,706,240
Series 2015-8, Class A2, 144A	4.027	(a)	08/01/20		7,500	7,401,410
Series 2015-9, Class A1, 144A	2.527	(a)	10/01/20		4,376	4,333,197
Series 2016-1, Class A1, 144A	2.527	(a)	01/01/21		9,477	9,291,109
Series 2016-3, Class A, 144A	2.527	(a)	09/01/21		2,864	2,843,540
Structured Asset Securities Corp., Series 2003-37A, Class 3A7	2.979	(a)	12/25/33		1,147	1,128,390
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-30, Class 2A1	5.082	(a)	10/25/33		391	396,991
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-EE, Class 2A1	3.028	(a)	12/25/34		232	233,517

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $131,525,657)						132,468,629

SOVEREIGN BONDS 3.8%
Argentina Bonar Bond (Argentina), Sr. Unsec’d. Notes	7.000		04/17/17		1,900	1,936,582
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes, 144A	6.875		04/22/21		7,175	7,763,350
Cyprus Government International Bond (Cyprus), Sr. Unsec’d. Notes, 144A, EMTN, RegS	4.625		02/03/20	EUR	300	356,167
Dominican Republic International Bond (Dominican Republic), Sr. Unsec’d. Notes, 144A	7.500		05/06/21		500	550,100
Sr. Unsec’d. Notes, RegS	7.500		05/06/21		2,890	3,179,578
Hellenic Republic Government International Bond (Greece), Sr. Unsec’d. Notes, EMTN(b)	3.800		08/08/17	JPY	1,010,000	9,197,096
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	2.110		10/26/17	JPY	400,000	3,809,772
Sr. Unsec’d. Notes	6.375		03/29/21		6,470	7,464,116
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	3.375		07/30/25	EUR	2,975	3,530,500
Sr. Unsec’d. Notes, 144A, MTN	3.750		06/14/28	EUR	775	913,146
Peru Enhanced Pass-Through Finance Ltd. (Peru), Pass-Through Certificates, RegS	1.610	(i)	05/31/18		215	210,268

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
SOVEREIGN BONDS (Continued)
Portugal Government International Bond (Portugal), Unsec’d. Notes, 144A, MTN	5.125%	10/15/24	9,100	$9,009,000
Unsec’d. Notes, MTN, RegS	5.125	10/15/24	5,400	5,346,000
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, MTN, RegS	6.125	01/22/44	1,880	2,440,973
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	5.625	03/30/21	1,450	1,531,302

TOTAL SOVEREIGN BONDS (cost $56,637,811)				57,237,950

U.S. TREASURY OBLIGATIONS 0.5%
U.S. Treasury Bonds(e)(j)	2.500	05/15/46	8,110	7,961,425
U.S. Treasury Notes(e)	0.750	07/31/18	250	249,629

TOTAL U.S. TREASURY OBLIGATIONS (cost $8,572,420)				8,211,054

TOTAL LONG-TERM INVESTMENTS (cost $1,433,939,869)				1,432,410,172

			Shares

SHORT-TERM INVESTMENTS 5.9%

AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(k)			16,761,612	16,761,612
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $71,879,056; includes $71,847,552 of cash collateral for securities on loan)(k)(l)			71,876,099	71,890,474

TOTAL SHORT-TERM INVESTMENTS (cost $88,640,668)(Note 3)				88,652,086

TOTAL INVESTMENTS 100.7% (cost $1,522,580,537) (Note 5)				1,521,062,258
Liabilities in excess of other assets(m) (0.7)%				(10,116,402)

NET ASSETS 100.0%				$1,510,945,856

The following abbreviations are used in the annual report:

*	Non-income producing security.

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

RegS—Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

ABS—Asset-Backed Security

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	39

Portfolio of Investments (continued)

as of October 31, 2016

AUD—Australian Dollar

BABs—Build America Bonds

BBR—New Zealand Bank Bill Rate

BBSW—Australian Bank Bill Swap Reference Rate

bps—Basis Points

BRL—Brazilian Real

CAD—Canadian Dollar

CAS—Connecticut Avenue Securities

CDO—Collateralized Debt Obligation

CDS—Credit Default Swap

CDX—Credit Derivative Index

CHF—Swiss Franc

CLO—Collateralized Loan Obligation

CMBX—Commercial Mortgage Backed Securities Index

CMM—Constant Maturity Mortgage

CMT—Constant Maturity Treasury Yield

CNH—Chinese Renminbi

COP—Colombian Peso

EMTN—Euro Medium Term Note

EUR—Euro

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corp.

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

IO—Interest Only (Principal amount represents notional)

JPY—Japanese Yen

L2—Level 2

L3—Level 3

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

MXN—Mexican Peso

MYR—Malaysian Ringgit

NIBOR—Norwegian Interbank Offered Rate

NOK—Norwegian Krone

NZD—New Zealand Dollar

OIS—Overnight Index Swap

OTC—Over-the-counter

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PIK—Payment-in-Kind

PLN—Polish Zloty

REITs—Real Estate Investment Trusts

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

STACR—Structured Agency Credit Risk

See Notes to Financial Statements.

40

STIBOR—Stockholm Interbank Offered Rate

TELBOR—Tel Aviv Interbank Offered Rate

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

USOIS—United States Overnight Index Swap

WIBOR—Warsaw Interbank Offered Rate

ZAR—South African Rand

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2016.
(b)	Indicates a security that has been deemed illiquid. (unaudited)
(c)	Indicates a Level 3 security. The aggregate value of Level 3 securities is $17,181,509 and 1.1% of net assets.
(d)	Indicates a restricted security; the aggregate original cost of such securities is $29,843,638. The aggregate value, $29,418,091, is approximately 1.9% of net assets.
(e)	Represents security, or a portion thereof, segregated as collateral for OTC swap agreements.
(f)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $70,419,438; cash collateral of $71,847,552 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(g)	Represents issuer in default on interest payments and/or principal repayment; non-income producing security.
(h)	Represents CAS issued by Fannie Mae or STACR securities issued by Freddie Mac.
(i)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.
(j)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(k)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund.
(l)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(m)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at October 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2016	Unrealized Appreciation (Depreciation)
	Long Positions:
2,834	5 Year U.S. Treasury Notes	Dec. 2016	$343,892,348	$342,338,344	$(1,554,004)
62	10 Year Euro-Bund	Dec. 2016	11,034,081	11,037,423	3,342
3,853	10 Year U.S. Treasury Notes	Dec. 2016	504,940,667	499,445,125	(5,495,542)
690	30 Year U.S. Ultra Treasury Bonds	Dec. 2016	127,977,994	121,396,875	(6,581,119)
816	90 Day Sterling	Dec. 2016	99,486,949	99,469,320	(17,629)

					(13,644,952)

	Short Positions:
792	2 Year U.S. Treasury Notes	Dec. 2016	172,821,546	172,767,375	54,171
682	20 Year U.S. Treasury Bonds	Dec. 2016	115,490,481	110,974,188	4,516,293
24	30 Year Euro-Buxl	Dec. 2016	4,739,643	4,739,140	503

					4,570,967

					$(9,073,985)

Cash of $7,909,000 and a U.S. Treasury Obligation with a market value of $1,433,253 have been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts at October 31, 2016.

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	41

Portfolio of Investments (continued)

as of October 31, 2016

Forward foreign currency exchange contracts outstanding at October 31, 2016:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/13/2017	Bank of America	AUD	967	$735,516	$733,921	$(1,595)
Expiring 01/13/2017	Bank of America	AUD	772	587,885	586,500	(1,385)
Expiring 01/13/2017	Citigroup Global Markets	AUD	7,806	5,887,779	5,927,190	39,411
Expiring 01/13/2017	Goldman Sachs & Co.	AUD	775	587,885	588,321	436
Expiring 01/13/2017	JPMorgan Chase	AUD	966	735,515	733,821	(1,694)
Brazilian Real,
Expiring 11/03/2016	Goldman Sachs & Co.	BRL	2,556	781,998	800,129	18,131
Expiring 11/03/2016	Goldman Sachs & Co.	BRL	2,408	739,687	753,700	14,013
Expiring 11/03/2016	Hong Kong & Shanghai Bank	BRL	4,700	1,472,452	1,471,081	(1,371)
Expiring 12/02/2016	Credit Suisse First Boston Corp.	BRL	9,665	3,055,827	2,997,711	(58,116)
Expiring 12/02/2016	UBS AG	BRL	3,792	1,200,000	1,176,192	(23,808)
British Pound,
Expiring 01/27/2017	Bank of America	GBP	2,018	2,487,413	2,475,619	(11,794)
Expiring 01/27/2017	UBS AG	GBP	3,311	4,025,400	4,061,785	36,385
Canadian Dollar,
Expiring 01/13/2017	Citigroup Global Markets	CAD	3,108	2,362,930	2,318,533	(44,397)
Expiring 01/13/2017	UBS AG	CAD	2,481	1,869,327	1,850,514	(18,813)
Colombian Peso,
Expiring 11/10/2016	Bank of America	COP	2,270,884	777,700	753,999	(23,701)
Euro,
Expiring 01/27/2017	Goldman Sachs & Co.	EUR	7,069	7,727,656	7,792,794	65,138
Indian Rupee,
Expiring 12/09/2016	Citigroup Global Markets	INR	79,633	1,182,724	1,185,379	2,655
Expiring 01/20/2017	Citigroup Global Markets	INR	95,770	1,415,871	1,416,798	927
Expiring 01/20/2017	Goldman Sachs & Co.	INR	96,790	1,432,775	1,431,890	(885)
Expiring 01/20/2017	Goldman Sachs & Co.	INR	79,317	1,175,770	1,173,409	(2,361)
Indonesian Rupiah,
Expiring 11/22/2016	Citigroup Global Markets	IDR	17,012,168	1,287,825	1,300,104	12,279
Expiring 11/22/2016	UBS AG	IDR	15,456,512	1,183,501	1,181,218	(2,283)
Expiring 01/20/2017	Citigroup Global Markets	IDR	18,881,252	1,432,775	1,429,103	(3,672)
Japanese Yen,
Expiring 01/27/2017	UBS AG	JPY	348,323	3,352,952	3,334,119	(18,833)
Malaysian Ringgit,
Expiring 11/10/2016	UBS AG	MYR	1,773	429,697	422,405	(7,292)
Expiring 12/09/2016	JPMorgan Chase	MYR	6,111	1,477,677	1,453,618	(24,059)
Expiring 12/21/2016	Bank of America	MYR	4,917	1,183,496	1,169,104	(14,392)
Expiring 12/21/2016	Credit Suisse First Boston Corp.	MYR	11,243	2,719,009	2,673,016	(45,993)

See Notes to Financial Statements.

42

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d):
Mexican Peso,
Expiring 01/20/2017	Goldman Sachs & Co.	MXN	21,194	$1,106,736	$1,111,211	$4,475
New Taiwanese Dollar,
Expiring 12/15/2016	Bank of America	TWD	56,326	1,803,586	1,786,610	(16,976)
New Zealand Dollar,
Expiring 01/13/2017	Goldman Sachs & Co.	NZD	1,102	777,300	786,189	8,889
Expiring 01/13/2017	UBS AG	NZD	1,638	1,175,770	1,167,900	(7,870)
Norwegian Krone,
Expiring 01/25/2017	UBS AG	NOK	25,173	3,087,732	3,047,505	(40,227)
Peruvian Nuevo Sol,
Expiring 12/09/2016	Citigroup Global Markets	PEN	2,889	850,170	854,876	4,706
Expiring 01/23/2017	Citigroup Global Markets	PEN	575	167,092	169,395	2,303
Expiring 01/23/2017	Goldman Sachs & Co.	PEN	575	167,408	169,395	1,987
Philippine Peso,
Expiring 01/20/2017	Citigroup Global Markets	PHP	46,248	952,790	954,097	1,307
Polish Zloty,
Expiring 01/25/2017	Goldman Sachs & Co.	PLN	8,220	2,086,060	2,091,888	5,828
Russian Ruble,
Expiring 12/09/2016	Credit Suisse First Boston Corp.	RUB	192,961	3,043,405	3,012,141	(31,264)
Singapore Dollar,
Expiring 12/21/2016	Bank of America	SGD	1,635	1,182,142	1,175,339	(6,803)
South African Rand,
Expiring 01/13/2017	Citigroup Global Markets	ZAR	6,604	456,330	482,376	26,046
Expiring 01/13/2017	Citigroup Global Markets	ZAR	6,451	464,099	471,166	7,067
Expiring 01/13/2017	Citigroup Global Markets	ZAR	1,873	129,185	136,780	7,595
Expiring 01/13/2017	Hong Kong & Shanghai Bank	ZAR	4,637	320,970	338,706	17,736
Thai Baht,
Expiring 11/22/2016	Citigroup Global Markets	THB	40,960	1,173,544	1,169,793	(3,751)
Expiring 01/20/2017	Citigroup Global Markets	THB	62,935	1,754,173	1,796,324	42,151
Expiring 01/20/2017	Citigroup Global Markets	THB	62,934	1,758,918	1,796,289	37,371
Turkish Lira,
Expiring 11/18/2016	Citigroup Global Markets	TRY	5,290	1,779,570	1,703,129	(76,441)

				$77,546,022	$77,413,082	(132,940)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/13/2017	Goldman Sachs & Co.	AUD	1,548	$1,173,452	$1,175,516	$(2,064)
Expiring 01/13/2017	Goldman Sachs & Co.	AUD	1,030	777,300	781,740	(4,440)

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	43

Portfolio of Investments (continued)

as of October 31, 2016

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d):
Brazilian Real,
Expiring 11/03/2016	Credit Suisse First Boston Corp.	BRL	9,665	$3,082,779	$3,024,910	$57,869
British Pound,
Expiring 01/27/2017	UBS AG	GBP	19,301	23,462,817	23,674,892	(212,075)
Canadian Dollar,
Expiring 01/13/2017	Bank of America	CAD	1,566	1,181,464	1,168,258	13,206
Expiring 01/13/2017	Goldman Sachs & Co.	CAD	1,586	1,186,701	1,183,228	3,473
Expiring 01/13/2017	Goldman Sachs & Co.	CAD	1,567	1,181,465	1,169,220	12,245
Expiring 01/13/2017	Goldman Sachs & Co.	CAD	1,565	1,175,771	1,167,804	7,967
Expiring 01/13/2017	UBS AG	CAD	1,570	1,176,665	1,170,929	5,736
Chinese Renminbi,
Expiring 01/26/2017	Citigroup Global Markets	CNH	3,639	533,252	535,592	(2,340)
Colombian Peso,
Expiring 01/23/2017	Citigroup Global Markets	COP	2,131,630	714,833	700,439	14,394
Euro,
Expiring 01/27/2017	Citigroup Global Markets	EUR	1,725	1,898,677	1,901,213	(2,536)
Hungarian Forint,
Expiring 01/25/2017	Citigroup Global Markets	HUF	1,162,959	4,166,073	4,141,199	24,874
Japanese Yen,
Expiring 01/27/2017	Citigroup Global Markets	JPY	161,618	1,549,100	1,546,990	2,110
Expiring 01/27/2017	Goldman Sachs & Co.	JPY	146,279	1,392,560	1,400,167	(7,607)
Malaysian Ringgit,
Expiring 12/21/2016	Citigroup Global Markets	MYR	12,070	2,865,550	2,869,697	(4,147)
Mexican Peso,
Expiring 01/24/2017	Goldman Sachs & Co.	MXN	6,708	356,878	351,529	5,349
New Taiwanese Dollar,
Expiring 12/15/2016	Citigroup Global Markets	TWD	29,276	934,600	928,619	5,981
Expiring 12/15/2016	UBS AG	TWD	37,450	1,177,688	1,187,896	(10,208)
Expiring 12/15/2016	UBS AG	TWD	29,547	929,801	937,196	(7,395)
New Zealand Dollar,
Expiring 01/13/2017	Bank of America	NZD	741	521,093	528,238	(7,145)
Expiring 01/13/2017	Bank of America	NZD	460	323,209	327,807	(4,598)
Expiring 01/13/2017	Goldman Sachs & Co.	NZD	741	521,092	528,460	(7,368)
Expiring 01/13/2017	UBS AG	NZD	730	513,315	520,972	(7,657)
Norwegian Krone,
Expiring 01/25/2017	Goldman Sachs & Co.	NOK	12,832	1,549,600	1,553,522	(3,922)
Philippine Peso,
Expiring 11/29/2016	Citigroup Global Markets	PHP	31,467	648,600	649,774	(1,174)
Expiring 01/20/2017	Citigroup Global Markets	PHP	14,827	303,264	305,870	(2,606)
Singapore Dollar,
Expiring 12/21/2016	Bank of America	SGD	2,380	1,748,250	1,711,540	36,710
Expiring 12/21/2016	Citigroup Global Markets	SGD	1,631	1,182,142	1,172,568	9,574
Expiring 12/21/2016	Citigroup Global Markets	SGD	1,021	735,516	734,357	1,159

See Notes to Financial Statements.

44

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d):
Singapore Dollar (cont’d.),
Expiring 12/21/2016	Hong Kong & Shanghai Bank	SGD	711	$521,326	$511,142	$10,184
Expiring 12/21/2016	Hong Kong & Shanghai Bank	SGD	711	521,328	511,084	10,244
Expiring 12/21/2016	Hong Kong & Shanghai Bank	SGD	700	513,545	503,436	10,109
Expiring 12/21/2016	JPMorgan Chase	SGD	1,021	735,516	734,403	1,113
Expiring 12/21/2016	UBS AG	SGD	1,635	1,176,825	1,175,595	1,230
South African Rand,
Expiring 01/13/2017	Citigroup Global Markets	ZAR	45,606	3,127,047	3,330,995	(203,948)
Swedish Krona,
Expiring 01/25/2017	Citigroup Global Markets	SEK	10,377	1,175,770	1,154,086	21,684
Expiring 01/25/2017	Citigroup Global Markets	SEK	5,217	587,886	580,275	7,611
Expiring 01/25/2017	UBS AG	SEK	5,226	587,885	581,284	6,601
Swiss Franc,
Expiring 01/27/2017	Barclays Capital Group	CHF	1,472	1,495,756	1,495,694	62
Expiring 01/27/2017	Goldman Sachs & Co.	CHF	8,509	8,607,908	8,645,492	(37,584)
Turkish Lira,
Expiring 11/18/2016	Citigroup Global Markets	TRY	5,365	1,779,526	1,727,236	52,290
Expiring 11/18/2016	Goldman Sachs & Co.	TRY	2,278	739,687	733,479	6,208

				$80,533,512	$80,734,343	(200,831)

						$(333,771)

Cross currency exchange contracts outstanding at October 31, 2016:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contracts:
01/13/2017	Buy	EUR	1,078	ZAR	16,694	$(31,679)	Goldman Sachs & Co.
01/13/2017	Buy	ZAR	5,832	EUR	368	20,859	Goldman Sachs & Co.
01/25/2017	Buy	HUF	194,940	EUR	634	(5,065)	Citigroup Global Markets
01/25/2017	Buy	NOK	13,630	SEK	14,871	(3,936)	Bank of America
11/18/2016	Buy	TRY	2,345	EUR	687	463	Citigroup Global Markets

						$(19,358)

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	45

Portfolio of Investments (continued)

as of October 31, 2016

Forward rate agreements outstanding at October 31, 2016:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC forward rate agreements(c):
53,100	11/25/16	1.785%	10 Year CMT(2)	$(31,591)	$—	$(31,591)	Citigroup Global Markets
52,500	11/21/16	2.790%	10 Year CMT(2)	(40,937)	—	(40,937)	Citigroup Global Markets
52,500	11/21/16	2.790%	102 CMM(2)	35,857	—	35,857	Citigroup Global Markets
53,100	11/25/16	2.800%	102 CMM(2)	31,595	—	31,595	Citigroup Global Markets

				$(5,076)	$—	$(5,076)

(1)	The fund pays the fixed rate and receives the floating rate.
(2)	The fund pays the floating rate and receives the fixed rate.

Currency swap agreements outstanding at October 31, 2016:

Notional Amount (000)#	Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC currency swap agreements:
1,817	3 Month LIBOR	GBP	1,200	3 Month GBP LIBOR minus 14.25 bps	Barclays Capital Group	04/05/18	$350,000	$—	$350,000
707	3 Month LIBOR	EUR	600	3 Month EURIBOR minus 21.25 bps	Citigroup Global Markets	01/16/17	48,463	—	48,463
1,810	3 Month LIBOR	EUR	1,560	3 Month EURIBOR minus 24.50 bps	Citigroup Global Markets	01/16/17	99,625	—	99,625
64	3 Month LIBOR plus 423 bps	JPY	5,000	3.450%	Citigroup Global Markets	03/24/17	16,242	1,542	14,700
2,013	3 Month LIBOR	JPY	200,000	3 Month JPY LIBOR minus 53.25 bps	Citigroup Global Markets	04/24/17	105,900	—	105,900
43	3 Month LIBOR plus 208 bps	EUR	35	4.250%	Citigroup Global Markets	07/14/17	3,227	(4,000)	7,227
79	3 Month LIBOR plus 220 bps	EUR	65	4.250%	Citigroup Global Markets	07/14/17	5,834	(6,770)	12,604
9,427	3 Month LIBOR	JPY	961,510	3 Month JPY LIBOR minus 31.25 bps	Deutsche Bank AG	05/14/17	253,533	—	253,533
4,025	3 Month LIBOR	EUR	3,500	3 Month EURIBOR minus 25.00 bps	Goldman Sachs & Co.	01/20/17	180,547	—	180,547
2,656	3 Month LIBOR	GBP	1,745	3 Month GBP LIBOR minus 9.50 bps	Hong Kong & Shanghai Bank	06/04/18	522,205	—	522,205
32,517	3 Month LIBOR	EUR	28,300	3 Month EURIBOR minus 26.95	JPMorgan Chase	02/17/17	1,519,662	—	1,519,662
3,310	3 Month JPY LIBOR plus 54.25 bps	JPY	400,000	0.155%	JPMorgan Chase	10/26/17	(518,942)	—	(518,942)

							$2,586,296	$(9,228)	$2,595,524

See Notes to Financial Statements.

46

Interest rate swap agreements outstanding at October 31, 2016:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2016	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements:
AUD	5,030	10/26/18	1.765%	3 Month BBSW(1)	$124	$(794)	$(918)
AUD	7,390	10/27/18	1.793%	3 Month BBSW(1)	128	(3,959)	(4,087)
AUD	4,100	10/26/21	2.115%	6 Month BBSW(2)	128	(7,597)	(7,725)
AUD	6,080	10/27/21	2.125%	6 Month BBSW(2)	134	(9,449)	(9,583)
AUD	19,405	10/27/21	2.173%	6 Month BBSW(2)	(3,742)	3,254	6,996
AUD	1,070	10/26/26	2.365%	6 Month BBSW(1)	121	6,191	6,070
AUD	1,600	10/27/26	2.355%	6 Month BBSW(1)	124	10,462	10,338
CAD	31,370	10/26/18	0.904%	3 Month Canadian Banker’s Acceptance(2)	(19)	1,665	1,684
EUR	16,000	08/13/17	0.099%	1 Day EUR OIS(1)	239	(80,818)	(81,057)
EUR	8,825	08/15/25	0.395%	6 Month EURIBOR(1)	235	(8,500)	(8,735)
EUR	6,600	02/23/26	0.324%	1 Day EUR OIS(1)	220	(109,952)	(110,172)
EUR	17,380	05/09/31	1.587%	6 Month EURIBOR(2)	440	304,126	303,686
EUR	3,255	07/04/42	1.001%	6 Month EURIBOR(2)	229	6,864	6,635
EUR	10,930	05/09/46	1.357%	6 Month EURIBOR(1)	397	(203,488)	(203,885)
GBP	3,200	02/23/21	0.639%	1 Day GBP OIS(1)	229	(42,863)	(43,092)
MXN	173,100	11/09/18	5.410%	28 Day Mexican Interbank Rate(2)	(2,990)	(71,500)	(68,510)
MXN	200,000	04/18/19	5.480%	28 Day Mexican Interbank Rate(2)	60	(95,212)	(95,272)
MXN	125,350	08/20/19	5.110%	28 Day Mexican Interbank Rate(2)	(24,351)	(138,495)	(114,144)
MXN	2,900	05/25/22	6.370%	28 Day Mexican Interbank Rate(2)	9	1,332	1,323
MXN	19,300	04/28/23	5.100%	28 Day Mexican Interbank Rate(2)	1,140	(67,322)	(68,462)
MXN	162,700	08/13/24	6.120%	28 Day Mexican Interbank Rate(2)	(14,754)	(141,976)	(127,222)
MXN	124,750	12/27/24	5.795%	28 Day Mexican Interbank Rate(2)	64	(268,061)	(268,125)
MXN	141,000	10/15/26	6.445%	28 Day Mexican Interbank Rate(2)	68	(39,012)	(39,080)
MXN	47,600	07/27/34	6.720%	28 Day Mexican Interbank Rate(2)	40	(68,277)	(68,317)
NOK	55,830	11/01/26	1.650%	6 Month NIBOR(2)	67	(1,566)	(1,633)
NZD	12,215	11/01/26	2.835%	3 Month BBR(2)	170	2,034	1,864
PLN	95,490	10/27/21	2.050%	6 Month WIBOR(2)	(8,221)	(71,779)	(63,558)
SEK	43,000	10/27/26	0.700%	3 Month STIBOR(2)	52	(40,773)	(40,825)
	202,860	11/02/16	0.426%	1 Day USOIS(1)	337	(6,662)	(6,999)
	43,600	11/10/16	0.739%	3 Month LIBOR(1)	259	751	492

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	47

Portfolio of Investments (continued)

as of October 31, 2016

Notional Amount (000)#	Termination Date	Fixed Rate		Floating Rate	Value at Trade Date	Value at October 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (cont’d):
SEK 502,750	12/14/16	0.414%		1 Day USOIS(1)	$602	$8,954	$8,352
262,280	02/18/17	0.466%		1 Day USOIS(1)	386	5,347	4,961
133,000	03/11/17	0.966%		3 Month LIBOR(1)	(900,354)	(24,532)	875,822
317,460	03/11/17	0.966%		3 Month LIBOR(1)	(593,688)	(58,557)	535,131
118,130	08/19/17	0.524%		1 Day USOIS(1)	257	43,187	42,930
470,690	09/09/17	0.539%		1 Day USOIS(1)	63,645	280,891	217,246
114,900	10/21/17	0.590%		1 Day USOIS(1)	253	38,448	38,195
111,480	11/01/17	0.639%		1 Day USOIS(1)	401	(16,433)	(16,834)
346,000	01/26/18	1.124%		3 Month LIBOR(1)	(66,156)	(262,758)	(196,602)
154,300	02/08/18	0.884%		3 Month LIBOR(1)	500	262,218	261,718
61,940	07/11/18	0.947%		3 Month LIBOR(1)	292	116,233	115,941
57,735	11/01/18	1.075%		3 Month LIBOR(2)	282	(14,250)	(14,532)
58,600	11/09/18	1.160%		3 Month LIBOR(1)	(22,226)	(83,088)	(60,862)
263,500	05/15/21	2.202%		3 Month LIBOR(1)	(3,255,762)	(10,625,285)	(7,369,523)
2,570	07/31/21	2.290%		3 Month LIBOR(1)	(42,742)	(116,600)	(73,858)
46,850	11/01/21	1.338%		3 Month LIBOR(1)	343	(1,621)	(1,964)
54,000	12/31/21	1.842%		3 Month LIBOR(1)	442	(1,347,111)	(1,347,553)
167,900	06/30/22	2.020%		3 Month LIBOR(1)	1,056	(5,844,375)	(5,845,431)
24,000	04/03/23	2.015%		3 Month LIBOR(1)	387,010	(840,317)	(1,227,327)
16,300	06/20/23	2.604%		3 Month LIBOR(1)	(423,981)	(1,187,000)	(763,019)
148,350	08/03/23	—	(3)	—(3)	(261,728)	363,433	625,161
101,900	09/24/23	2.903%		3 Month LIBOR(1)	(4,887,264)	(9,586,903)	(4,699,639)
98,000	08/15/24	2.559%		3 Month LIBOR(1)	(1,570,311)	(7,354,993)	(5,784,682)
56,550	09/09/24	2.558%		3 Month LIBOR(1)	(904,581)	(4,252,291)	(3,347,710)
4,300	02/23/25	2.232%		3 Month LIBOR(1)	181	(218,574)	(218,755)
50,000	02/25/25	2.208%		3 Month LIBOR(1)	510	(2,447,632)	(2,448,142)
9,975	04/28/26	1.809%		3 Month LIBOR(1)	136	(132,997)	(133,133)
12,175	11/01/26	1.692%		3 Month LIBOR(2)	239	6,700	6,461
8,500	02/15/40	3.192%		3 Month LIBOR(1)	(567,614)	(1,968,794)	(1,401,180)
14,000	02/15/41	2.647%		3 Month LIBOR(1)	402	(1,781,592)	(1,781,994)
5,520	11/15/41	1.869%		3 Month LIBOR(1)	33,885	176,772	142,887
1,300	12/12/42	2.590%		3 Month LIBOR(1)	65,803	(156,459)	(222,262)
13,400	08/21/44	3.190%		3 Month LIBOR(1)	(926,224)	(3,482,257)	(2,556,033)
4,000	07/02/45	2.937%		3 Month LIBOR(1)	222	(827,248)	(827,470)
3,755	09/27/46	1.380%		1 Day USOIS(1)	218	250,169	249,951

					$(13,914,629)	$(52,220,691)	$(38,306,062)

See Notes to Financial Statements.

48

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	OTC swap agreements:
ILS	19,360	10/27/26	1.640%	3 Month TELBOR(2)	$(13,914)	$(1,527)	$(12,387)	Citigroup Global Markets
MXN	143,100	06/20/18	6.020%	28 Day Mexican Interbank Rate(2)	35,970	—	35,970	Credit Suisse First Boston Corp.

					$22,056	$(1,527)	$23,583

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.
(3)	Fund pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 38.375 bps.

Credit default swap agreements outstanding at October 31, 2016:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at October 31, 2016(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on corporate and/or sovereign issues—Sell Protection(2):
Anadarko Petroleum Corp.	06/20/21	1.000%	750	$(56,543)	$(21,128)	$35,415
AT&T, Inc.	06/20/21	1.000%	6,540	47,134	50,358	3,224
CIT Group Inc.	06/20/18	5.000%	2,740	175,137	196,880	21,743
Eastman Chemical Co.	06/20/21	1.000%	4,860	46,754	54,121	7,367
Ford Motor Co.	06/20/21	5.000%	8,000	1,391,643	1,201,504	(190,139)

				$1,604,125	$1,481,735	$(122,390)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at October 31, 2016(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swap on credit indices—Buy Protection(1):
CDX.NA.IG.27.V1	12/20/21	1.000%	50,000	$(586,225)	$(518,200)	$68,025

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	49

Portfolio of Investments (continued)

as of October 31, 2016

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2)(c):
Ameriquest Home Equity	11/30/16	1.500%	1,307	$54	$—	$54	Goldman Sachs & Co.
Ameriquest Home Equity	11/30/16	1.500%	1,110	46	—	46	Goldman Sachs & Co.
Ameriquest Home Equity	11/30/16	1.500%	646	27	—	27	Goldman Sachs & Co.
Ameriquest Home Equity	11/30/16	1.500%	729	30	—	30	Goldman Sachs & Co.
Ameriquest Home Equity	11/30/16	1.500%	800	33	—	33	Goldman Sachs & Co.
Ameriquest Home Equity	11/30/16	1.500%	550	23	—	23	Goldman Sachs & Co.
Ameriquest Home Equity	11/30/16	1.500%	2,385	99	—	99	Goldman Sachs & Co.
Ameriquest Home Equity	11/30/16	1.500%	1,192	50	—	50	Goldman Sachs & Co.
Bank of America Prime Mortgage	11/30/16	1.500%	2,813	117	—	117	Goldman Sachs & Co.
Bear Stearns Asset Backed Securities Trust	11/30/16	1.500%	549	23	—	23	Goldman Sachs & Co.
BSABS	11/30/16	1.500%	2,005	84	—	84	Goldman Sachs & Co.
Chase Mortgage	11/30/16	1.500%	2,164	90	—	90	Goldman Sachs & Co.
Chase Mortgage	11/30/16	1.500%	2,116	88	—	88	Goldman Sachs & Co.
Chase Mortgage	11/30/16	1.500%	760	32	—	32	Goldman Sachs & Co.
Citigroup Commercial Mortgage Trust	11/22/16	1.500%	140	192	—	192	Goldman Sachs & Co.
Citigroup Commercial Mortgage Trust	11/22/16	1.500%	416	572	—	572	Goldman Sachs & Co.
Citigroup Mortgage Loan Trust, Inc.	11/30/16	1.500%	752	31	—	31	Goldman Sachs & Co.
Citigroup Mortgage Loan Trust, Inc.	11/30/16	1.500%	688	29	—	29	Goldman Sachs & Co.
COMM Mortgage Trust	11/22/16	1.500%	75	103	—	103	Goldman Sachs & Co.
COMM Mortgage Trust	11/22/16	1.500%	205	282	—	282	Goldman Sachs & Co.
COMM Mortgage Trust	11/22/16	1.500%	568	781	—	781	Goldman Sachs & Co.
COMM Mortgage Trust	11/22/16	1.500%	530	728	—	728	Goldman Sachs & Co.
COMM Mortgage Trust	11/22/16	1.500%	85	117	—	117	Goldman Sachs & Co.
COMM Mortgage Trust	11/22/16	1.500%	145	199	—	199	Goldman Sachs & Co.
COMM Mortgage Trust	11/22/16	1.500%	69	95	—	95	Goldman Sachs & Co.
Commercial Mortgage Pass Through Certificate	11/22/16	1.500%	123	169	—	169	Goldman Sachs & Co.
Countrywide Home Equity	11/30/16	1.500%	1,008	42	—	42	Goldman Sachs & Co.
Countrywide Home Equity	11/30/16	1.500%	760	32	—	32	Goldman Sachs & Co.
Countrywide Home Equity	11/30/16	1.500%	731	30	—	30	Goldman Sachs & Co.
Federal Home Loan Mortgage Corp.	11/02/16	1.500%	218	309	—	309	Goldman Sachs & Co.
Federal Home Loan Mortgage Corp.	11/02/16	1.500%	506	714	—	714	Goldman Sachs & Co.
Federal Home Loan Mortgage Corp.	11/02/16	1.500%	1,839	2,604	—	2,604	Goldman Sachs & Co.

See Notes to Financial Statements.

50

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2)(c) (cont’d):
Federal Home Loan Mortgage Corp.	11/02/16	1.500%	161	$228	$—	$228	Goldman Sachs & Co.
GS Mortgage Securities Trust	11/22/16	1.500%	75	103	—	103	Goldman Sachs & Co.
GS Mortgage Securities Trust	11/22/16	1.500%	210	289	—	289	Goldman Sachs & Co.
GS Mortgage Securities Trust	11/22/16	1.500%	227	312	—	312	Goldman Sachs & Co.
GS Mortgage Securities Trust	11/22/16	1.500%	552	759	—	759	Goldman Sachs & Co.
GS Mortgage Securities Trust	11/22/16	1.500%	178	245	—	245	Goldman Sachs & Co.
GS Mortgage Securities Trust	11/22/16	1.500%	118	162	—	162	Goldman Sachs & Co.
GS Mortgage Securities Trust	11/22/16	1.500%	113	155	—	155	Goldman Sachs & Co.
GS Mortgage Securities Trust	11/22/16	1.500%	194	267	—	267	Goldman Sachs & Co.
GS Mortgage Securities Trust	11/22/16	1.500%	530	728	—	728	Goldman Sachs & Co.
GSAMP Home Equity	11/30/16	1.500%	843	35	—	35	Goldman Sachs & Co.
GSAMP Trust	11/30/16	1.500%	1,285	54	—	54	Goldman Sachs & Co.
IndyMac Subprime Mortgage	11/30/16	1.500%	587	24	—	24	Goldman Sachs & Co.
IndyMac Subprime Mortgage	11/30/16	1.500%	698	29	—	29	Goldman Sachs & Co.
JPMBB Commercial Morgage Securities Trust	11/22/16	1.500%	270	371	—	371	Goldman Sachs & Co.
JPMBB Commercial Morgage Securities Trust	11/22/16	1.500%	80	110	—	110	Goldman Sachs & Co.
JPMorgan Chase Commercial Mortgage Securities	11/22/16	1.500%	75	103	—	103	Goldman Sachs & Co.
Lehman Home Equity	11/30/16	1.500%	1,650	69	—	69	Goldman Sachs & Co.
LNR CDO Ltd.	11/11/16	1.500%	2,312	3,606	—	3,606	Goldman Sachs & Co.
Long Beach Home Equity	11/30/16	1.500%	1,499	62	—	62	Goldman Sachs & Co.
Morgan Stanley BAML Trust	11/22/16	1.500%	541	744	—	744	Goldman Sachs & Co.
Morgan Stanley BAML Trust	11/22/16	1.500%	107	147	—	147	Goldman Sachs & Co.

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	51

Portfolio of Investments (continued)

as of October 31, 2016

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2)(c) (cont’d):
Morgan Stanley BAML Trust	11/22/16	1.500%	123	$169	$—	$169	Goldman Sachs & Co.
Morgan Stanley BAML Trust	11/22/16	1.500%	80	110	—	110	Goldman Sachs & Co.
Morgan Stanley Home Equity	11/30/16	1.500%	674	28	—	28	Goldman Sachs & Co.
New Century Home Equity	11/30/16	1.500%	772	32	—	32	Goldman Sachs & Co.
New Century Home Equity	11/30/16	1.500%	770	32	—	32	Goldman Sachs & Co.
New Century Home Equity	11/30/16	1.500%	595	25	—	25	Goldman Sachs & Co.
New Century Home Equity	11/30/16	1.500%	1,426	59	—	59	Goldman Sachs & Co.
Option One Home Equity	11/30/16	1.500%	1,516	63	—	63	Goldman Sachs & Co.
Option One Home Equity	11/30/16	1.500%	2,631	110	—	110	Goldman Sachs & Co.
UBS Barclays Commercial Mortgage Trust	11/22/16	1.500%	58	80	—	80	Goldman Sachs & Co.
Wells Fargo Home Equity	11/30/16	1.500%	602	25	—	25	Goldman Sachs & Co.
WF-RBS Commercial Mortgage Trust	11/22/16	1.500%	69	95	—	95	Goldman Sachs & Co.
WF-RBS Commercial Mortgage Trust	11/22/16	1.500%	80	110	—	110	Goldman Sachs & Co.
WFCG Commercial Mortgage Trust	11/22/16	1.500%	389	535	—	535	Goldman Sachs & Co.

				$17,900	$—	$17,900

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2016(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign Issues—Sell Protection(2):
Deutsche Bank AS	06/20/17	1.000%	13,040	1.738%	$(50,806)	$(212,002)	$161,196	BNP Paribas SA
Kingdom of Saudi Arabia	12/20/21	1.000%	7,700	1.324%	(112,964)	(156,937)	43,973	Barclays Capital Group
Kingdom of Spain	12/20/20	1.000%	32,160	0.610%	542,535	(7,147)	549,682	JPMorgan Chase
Mexico United Mexican States Government	12/20/20	1.000%	7,000	1.239%	(58,469)	(123,938)	65,469	Goldman Sachs & Co.
People’s Republic of China	03/20/22	1.000%	5,000	1.141%	(29,997)	(79,787)	49,790	Deutsche Bank AG
Petroleo Brasileiro SA	06/20/18	1.000%	3,750	1.828%	(45,771)	(287,530)	241,759	Morgan Stanley

See Notes to Financial Statements.

52

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2016(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign Issues—Sell Protection(2) (cont’d):
Petroleos Mexicanos	06/20/23	1.000%	9,450	3.193%	$(1,184,761)	$(1,224,841)	$40,080	BNP Paribas SA
Republic of Indonesia	09/20/20	1.000%	8,000	1.175%	(43,084)	(322,294)	279,210	Barclays Capital Group
Republic of Indonesia	06/20/21	1.000%	2,100	1.400%	(34,474)	(83,337)	48,863	JPMorgan Chase
Republic of Italy	09/20/20	1.000%	12,000	1.251%	(98,416)	(63,450)	(34,966)	JPMorgan Chase
Republic of Panama Government	09/20/20	1.000%	1,700	0.988%	2,779	(43,542)	46,321	Deutsche Bank AG
Republic of Portugal	12/20/20	1.000%	1,800	2.482%	(99,886)	(63,832)	(36,054)	Goldman Sachs & Co.
Republic of Slovenia	09/20/20	1.000%	2,500	0.756%	26,110	(18,359)	44,469	Barclays Capital Group
Republic of Slovenia	09/20/20	1.000%	25,000	0.756%	261,103	(181,168)	442,271	Barclays Capital Group
Republic of Turkey	09/20/20	1.000%	2,000	2.041%	(74,829)	(148,017)	73,188	Barclays Capital Group

					$(1,000,930)	$(3,016,181)	$2,015,251

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Sell Protection(2):
CMBX.NA.6.AA	05/11/63	1.500%	23,500	$(399,128)	$296,195	$(695,323)	Credit Suisse First Boston Corp.
CMBX.NA.6.AA	05/11/63	1.500%	23,500	(399,128)	312,157	(711,285)	Credit Suisse First Boston Corp.
CMBX.NA.6.AA	05/11/63	1.500%	23,000	(390,635)	268,548	(659,183)	Deutsche Bank AG
CMBX.NA.6.AA	05/11/63	1.500%	7,000	(118,889)	38,818	(157,707)	UBS AG
CMBX.NA.6.AA	05/11/63	1.500%	8,000	(135,873)	(489,693)	353,820	Credit Suisse First Boston Corp.
CMBX.NA.6.AA	05/11/63	1.500%	20,000	(339,683)	(669,506)	329,823	JPMorgan Chase

				$(1,783,336)	$(243,481)	$(1,539,855)

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	53

Portfolio of Investments (continued)

as of October 31, 2016

Cash of $44,085,000 has been segregated with Citigroup Global Markets to cover requirements for open centrally cleared interest rate and credit default swap contracts at October 31, 2016.

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The fair value of credit default swap agreements on centrally cleared corporate and/or sovereign issues, credit indices and asset-backed securities serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of OTC credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total return swap agreements outstanding at October 31, 2016:

Counterparty	Termination Date	Long (Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC total return swap agreements:
Citigroup Capital Markets	11/05/16	3,700	Pay variable payments based on 1 Day USOIS plus 10 bps and receive variable payments based on U.S. Treasury Bond	$288,417	$—	$288,417

See Notes to Financial Statements.

54

Counterparty	Termination Date	Long (Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC total return swap agreements (cont’d):
Citigroup Capital Markets	11/05/16	4,420	Pay variable payments based on 1 Day USOIS plus 25 bps and receive variable payments based on U.S. Treasury Strip	$(151,286)	$—	$(151,286)
Citigroup Capital Markets	11/05/16	1,820	Pay variable payments based on 1 Day USOIS plus 25 bps and receive variable payments based on U.S. Treasury Strip	(58,297)	—	(58,297)
Deutsche Bank AG	12/08/16	4,200	Pay variable payments based on 1 Day USOIS plus 30 bps and receive variable payments based on U.S. Treasury Strip	(293,169)	—	(293,169)
Deutsche Bank AG	12/08/16	4,200	Pay variable payments based on 1 Day USOIS plus 30 bps and receive variable payments based on U.S. Treasury Strip	(255,723)	—	(255,723)
Deutsche Bank AG	12/08/16	2,100	Pay variable payments based on 1 Day USOIS plus 30 bps and receive variable payments based on U.S. Treasury Strip	(104,554)	—	(104,554)
Deutsche Bank AG	12/08/16	2,100	Pay variable payments based on 1 Day USOIS plus 30 bps and receive variable payments based on U.S. Treasury Strip	(72,133)	—	(72,133)
Credit Suisse First Boston Corp.	01/12/41	14,172	Pay variable payments based on 1 Month LIBOR and receive fixed payments based on the IOS. FN30.450.10 Index	81,630	(42,003)	123,633

				$(565,115)	$(42,003)	$(523,112)

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	55

Portfolio of Investments (continued)

as of October 31, 2016

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Debt Obligation	$—	$2,482,441	$—
Collateralized Loan Obligations	—	265,393,841	—
Non-Residential Mortgage-Backed Securities	—	42,219,966	—
Residential Mortgage-Backed Securities	—	187,873,138	—
Bank Loans	—	32,721,278	1,462,445
Commercial Mortgage-Backed Securities	—	70,635,196	—
Corporate Bonds	—	596,159,088	—
Municipal Bonds	—	14,675,250	—
Non-Corporate Foreign Agencies	—	20,869,896	—
Residential Mortgage-Backed Securities	—	116,762,389	15,706,240
Sovereign Bonds	—	57,237,950	—
U.S. Treasury Obligations	—	8,211,054	—
Affiliated Mutual Funds	88,652,086	—	—
Other Financial Instruments*
Futures Contracts	(9,073,985)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(333,771)	—
OTC Cross Currency Exchange Contracts	—	(19,358)	—
OTC Forward Rate Agreements	—	—	(5,076)
OTC Currency Swap Agreements	—	2,586,296	—
Centrally Cleared Interest Rate Swap Agreements	—	(38,306,062)	—
OTC Interest Rate Swap Agreements	—	22,056	—
Centrally Cleared Credit Default Swap Agreements	—	(54,365)	—
OTC Credit Default Swap Agreements	—	(2,784,266)	17,900
OTC Total Return Swap Agreements	—	(565,115)	—

Total	$79,578,101	$1,375,786,902	$17,181,509

During the period, there were no transfers between Level 1 and Level 2 to report.

See Notes to Financial Statements.

56

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Bank Loans	Asset-Backed Non-Residential Mortgage-Backed Securities	Residential Mortgage-Backed Securities	Forward Rate Agreements	Credit Default Swaps
Balance as of 10/31/15	$1,375,465	$14,607,300	$4,939,860	$(386,245)	$—
Realized gain (loss)	(41,633)	14,658	25,884	— **	—
Change in unrealized appreciation (depreciation)***	20,649	(8,271)	(168,434)	381,169	17,900
Purchases	1,466,165	—	2,267,161	—	—
Sales/Paydowns	(1,358,201)	(14,613,687)	(2,920,142)	—	—
Accrued discount/premium	—	—	35,307	—	—
Transfer into Level 3	—	—	16,466,464	—	—
Transfer out of Level 3	—	—	(4,939,860)	—	—

Balance as of 10/31/16	$1,462,445	$—	$15,706,240	$(5,076)	$17,900

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and centrally cleared swaps contracts, which are recorded at the unrealized appreciation (depreciation) of the instrument, and OTC swap contracts which are recorded at fair value.
**	The realized loss incurred during the period for other financial instruments was $(711,528).
***	Of which, $(148,404) was relating to securities held at the reporting period end.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of October 31, 2016	Valuation Methodology	Unobservable Inputs
Bank Loans	$1,462,445	Market Approach	Single Broker Indicative Quote
Residential Mortgage-Backed Securities	15,706,240	Market Approach	Single Broker Indicative Quote
Forward Rate Agreements	(5,076)	Model Pricing	Forward Rate Volatility
Credit Default Swaps	17,900	Market Approach	Single Broker Indicative Quote

	$17,181,509

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	57

Portfolio of Investments (continued)

as of October 31, 2016

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Residential Mortgage-Backed Securities	$16,466,464	L2 to L3	Evaluated Bid to Single Broker Indicative Quote
Residential Mortgage-Backed Securities	$4,939,860	L3 to L2	Single Broker Indicative Quote to Evaluated Bid

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2016 were as follows (unaudited):

Residential Mortgage-Backed Securities	21.2%
Collateralized Loan Obligations	17.6
Affiliated Mutual Funds (including 4.8% of collateral for securities on loan)	5.9
Banks	5.6
Commercial Mortgage-Backed Securities	4.7
Sovereign Bonds	3.8
Healthcare-Services	3.5
Non-Residential Mortgage-Backed Securities	2.8
Entertainment	2.2
Media	2.2
Electric	2.1
Telecommunications	2.1
Home Builders	2.0
Retail	1.9
Building Materials	1.5
Non-Corporate Foreign Agencies	1.4
Food	1.4
Insurance	1.3
Chemicals	1.3
Commercial Services	1.2
Oil & Gas	1.0
Municipal Bonds	1.0
Auto Parts & Equipment	1.0
Lodging	0.8
Pharmaceuticals	0.8
Airlines	0.7
Diversified Financial Services	0.7
Semiconductors	0.7
Healthcare & Pharmaceutical	0.7
Mining	0.6%
Healthcare-Products	0.6
Pipelines	0.6
Transportation	0.6
U.S. Treasury Obligations	0.5
Forest & Paper Products	0.5
Electronics	0.5
Packaging & Containers	0.4
Real Estate Investment Trusts	0.4
Retailers	0.3
Miscellaneous Manufacturing	0.3
Software	0.3
Consumer	0.2
Environmental Control	0.2
Gas	0.2
Auto Manufacturers	0.2
Technology	0.2
Holding Companies—Diversified	0.2
Collateralized Debt Obligation	0.1
Distribution/Wholesale	0.1
Beverages	0.1
Capital Goods	0.1
Brokerage	0.1
Iron/Steel	0.1
Automotive	0.1
Computers	0.1

100.7
Liabilities in excess of other assets	(0.7)

100.0%

See Notes to Financial Statements.

58

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Unrealized appreciation on OTC swap agreements	$2,787,814		Unrealized depreciation on OTC swap agreements	$2,294,518
Credit contracts	Premiums paid for OTC swap agreements	915,718		Premiums received for OTC swap agreements	4,175,380
Credit contracts	Due from/to broker—variation margin centrally cleared swaps	135,774	*	Due from/to broker—variation margin centrally cleared swaps	190,139	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	684,819		Unrealized depreciation on OTC forward foreign currency exchange contracts	1,018,590
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	21,322		Unrealized depreciation on OTC cross currency exchange contracts	40,680
Interest rate contracts	Due from/to broker—variation margin futures	4,574,309	*	Due from/to broker—variation margin futures	13,648,294	*
Interest rate contracts	Due from/to broker—variation margin centrally cleared swaps	3,463,844	*	Due from/to broker—variation margin centrally cleared swaps	41,769,906	*
Interest rate contracts	Unrealized appreciation on OTC forward rate agreements	67,452		Unrealized depreciation on OTC forward rate agreements	72,528
Interest rate contracts	Unrealized appreciation on OTC swap agreements	3,562,486		Unrealized depreciation on OTC swap agreements	1,466,491
Interest rate contracts	Premiums paid for OTC swap agreements	1,542		Premiums received for OTC swap agreements	54,300

Total		$16,215,080			$64,730,826

* Includes	cumulative appreciation (depreciation) as reported in the schedule of open futures contracts and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	59

Portfolio of Investments (continued)

as of October 31, 2016

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2016 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Forward and Cross Currency Contracts**	Forward Rate Agreements	Swaps	Total
Credit contracts	$(1,119,300)	$572,187	$—	$—	$—	$952,502	$405,389
Foreign exchange contracts	—	—	—	(8,456,585)	—	—	(8,456,585)
Interest rate contracts	(2,786,289)	1,109,514	22,770,645	—	(659,418)	(13,435,466)	6,998,986

	$(3,905,589)	$1,681,701	$22,770,645	$(8,456,585)	$(659,418)	$(12,482,964)	$(1,052,210)

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.
**	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Forward and Cross Currency Contracts**	Forward Rate Agreements	Swaps	Total
Credit contracts	$52,135	$49,581	$—	$—	$—	$2,827,389	$2,929,105
Foreign exchange contracts	—	—	—	(1,133,615)	—	—	(1,133,615)
Interest rate contracts	(1,769,242)	(606,616)	(10,685,727)	—	381,169	(16,377,295)	(29,057,711)

	$(1,717,107)	$(557,035)	$(10,685,727)	$(1,133,615)	$381,169	$(13,549,906)	$(27,262,221)

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.
**	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended October 31, 2016, the Fund’s average volume of derivative activities are as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(3)	Futures Contracts— Short Positions(3)	Forward Foreign Currency Exchange Contracts— Purchased(4)	Forward Foreign Currency Exchange Contracts— Sold(4)
$2,769,961	$1,287,818,000	$846,499,461	$580,888,716	$134,776,392	$176,316,150

See Notes to Financial Statements.

60

Cross Currency Exchange Contracts(3)	Currency Swap Agreements(2)	Forward Rate Agreements(2)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)	Credit Default Swap Agreements— Sell Protection(2)	Total Return Swap Agreements(2)
$28,285,440	$133,483,000	$131,500,000	$4,608,668,000	$149,310,000	$285,031,000	$36,806,000

(1) Cost.
(2) Notional	Amount in USD.
(3) Value	at Trade Date.
(4) Value	at Settlement Date.

Offsetting of OTC derivative assets and liabilities:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received	Net Amount
Bank of America	$49,916	$(49,916)	$—	$—
Barclays Capital Group	1,233,173	(826,775)	(406,398)	—
BNP Paribas SA	201,276	(201,276)	—	—
Citigroup Global Markets	969,888	(656,872)	(313,016)	—
Credit Suisse First Boston Corp.	1,179,644	(1,179,644)	—	—
Deutsche Bank AG	618,192	(618,192)	—	—
Goldman Sachs & Co.	438,914	(321,734)	—	117,180
Hong Kong & Shanghai Bank	570,478	(1,371)	(569,107)	—
JPMorgan Chase	2,449,143	(1,403,101)	(1,046,042)	—
Morgan Stanley	241,759	(241,759)	—	—
UBS AG	88,770	(88,770)	—	—

	$8,041,153

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	61

Portfolio of Investments (continued)

as of October 31, 2016

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged	Net Amount
Bank of America	$(92,325)	$49,916	$—	$(42,409)
Barclays Capital Group	(826,775)	826,775	—	—
BNP Paribas SA	(1,436,843)	201,276	1,235,567	—
Citigroup Global Markets	(656,872)	656,872	—	—
Credit Suisse First Boston Corp.	(2,073,677)	1,179,644	894,033	—
Deutsche Bank AG	(1,508,091)	618,192	713,000	(176,899)
Goldman Sachs & Co.	(321,734)	321,734	—	—
Hong Kong & Shanghai Bank	(1,371)	1,371	—	—
JPMorgan Chase	(1,403,101)	1,403,101	—	—
Morgan Stanley	(287,530)	241,759	—	(45,771)
UBS AG	(514,168)	88,770	257,231	(168,167)

	$(9,122,487)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

See Notes to Financial Statements.

62

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Statement of Assets & Liabilities

as of October 31, 2016

Assets
Investments at value, including securities on loan of $70,419,438:
Unaffiliated Investments (cost $1,433,939,869)	$1,432,410,172
Affiliated Investments (cost $88,640,668)	88,652,086
Cash	162,455
Foreign currency, at value (cost $2,193,711)	2,210,066
Deposit with broker for futures	7,909,000
Deposit with broker for centrally cleared swaps	44,085,000
Interest and dividends receivable	12,236,989
Unrealized appreciation on OTC swap agreements	6,350,300
Receivable for Fund shares sold	3,078,422
Receivable for investments sold	1,315,833
Cash segregated for counterparty—OTC	1,105,000
Premiums paid for OTC swap agreements	917,260
Due from broker—variation margin futures	729,423
Unrealized appreciation on OTC forward foreign currency exchange contracts	684,819
Unrealized appreciation on OTC forward rate agreements	67,452
Unrealized appreciation on OTC cross currency exchange contracts	21,322
Prepaid expenses	17,327

Total assets	1,601,952,926

Liabilities
Payable to broker for collateral for securities on loan	71,847,552
Premium received for OTC swap agreements	4,229,680
Payable for investments purchased	3,838,158
Unrealized depreciation on OTC swap agreements	3,761,009
Payable for Fund shares reacquired	3,551,523
Management fee payable	1,038,020
Unrealized depreciation on OTC forward foreign currency exchange contracts	1,018,590
Accrued expenses and other liabilities	592,896
Dividends payable	587,146
Due to broker—variation margin swaps	208,490
Distribution fee payable	143,789
Affiliated transfer agent fee payable	77,009
Unrealized depreciation on OTC forward rate agreements	72,528
Unrealized depreciation on OTC cross currency exchange contracts	40,680

Total liabilities	91,007,070

Net Assets	$1,510,945,856

Net assets were comprised of:
Shares of beneficial interest, at par	$156,971
Paid-in capital in excess of par	1,591,833,972

1,591,990,943
Distributions in excess of net investment income	(8,684,451)
Accumulated net realized loss on investment and foreign currency transactions	(25,608,151)
Net unrealized depreciation on investments and foreign currencies	(46,752,485)

Net assets, October 31, 2016	$1,510,945,856

See Notes to Financial Statements.

64

Class A
Net asset value and redemption price per share ($197,712,570 ÷ 20,609,357 shares of beneficial interest issued and outstanding)	$9.59
Maximum sales charge (4.50% of offering price)	0.45

Maximum offering price to public	$10.04

Class C
Net asset value, offering price and redemption price per share
($118,091,756 ÷ 12,271,417 shares of beneficial interest issued and outstanding)	$9.62

Class Q
Net asset value, offering price and redemption price per share
($175,887,265 ÷ 18,308,672 shares of beneficial interest issued and outstanding)	$9.61

Class Z
Net asset value, offering price and redemption price per share
($1,019,254,265 ÷ 105,781,485 shares of beneficial interest issued and outstanding)	$9.64

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	65

Statement of Operations

Year Ended October 31, 2016

Net Investment Income (Loss)
Income
Interest income	$73,326,043
Income from securities lending, net (including affiliated income of $242,473)	275,116
Affiliated dividend income	165,770

Total income	73,766,929

Expenses
Management fee	15,493,114
Distribution fee—Class A	615,216
Distribution fee—Class C	1,355,085
Transfer agent’s fees and expenses (including affiliated expense of $584,859)	2,643,000
Custodian and accounting fees (net of $20,400 fee credit)	360,000
Shareholders’ reports	145,000
Registration fees	80,000
Audit fee	65,000
Trustees’ fees	45,000
Legal fees and expenses	37,000
Commitment fee on syndicated credit agreement	32,000
Loan interest expense	30,628
Insurance expenses	29,000
Miscellaneous	16,996

Total expenses	20,947,039
Less: Expense reimbursement	(1,612,672)

Net expenses	19,334,367

Net investment income (loss)	54,432,562

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $1,307)	(12,364,872)
Futures transactions	22,770,645
Options written transactions	1,681,701
Swap agreement transactions	(12,482,964)
Foreign currency transactions	(6,330,838)
Forward rate agreements	(659,418)

(7,385,746)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $11,418)	31,479,519
Futures	(10,685,727)
Options written	(557,035)
Swap agreements	(13,549,906)
Foreign currencies	(1,132,129)
Forward rate agreements	381,169

5,935,891

Net gain (loss) on investment and foreign currency transactions	(1,449,855)

Net Increase (Decrease) In Net Assets Resulting From Operations	$52,982,707

See Notes to Financial Statements.

66

Statement of Changes in Net Assets

	Year Ended October 31,
	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$54,432,562	$68,302,192
Net realized gain (loss) on investment and foreign currency transactions	(7,385,746)	(39,940,409)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	5,935,891	(45,524,134)

Net increase (decrease) in net assets resulting from operations	52,982,707	(17,162,351)

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(3,937,295)	(8,455,798)
Class C	(1,419,933)	(2,762,018)
Class Q	(2,935,476)	(2,721,218)
Class Z	(24,849,029)	(47,805,272)

	(33,141,733)	(61,744,306)

Tax return of capital distributions
Class A	(1,373,095)	(1,197,797)
Class C	(495,189)	(391,251)
Class Q	(1,023,721)	(385,471)
Class Z	(8,665,867)	(6,771,802)

	(11,557,872)	(8,746,321)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	378,115,109	1,007,801,320
Net asset value of shares issued in reinvestment of dividends and distributions	32,218,965	44,726,683
Cost of shares reacquired	(1,291,525,424)	(1,319,175,381)

Net increase (decrease) in net assets from Fund share transactions	(881,191,350)	(266,647,378)

Total increase (decrease)	(872,908,248)	(354,300,356)

Net Assets:
Beginning of year	2,383,854,104	2,738,154,460

End of year	$1,510,945,856	$2,383,854,104

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	67

Notes to Financial Statements

Prudential Investment Portfolios 9 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of four funds: Prudential QMA Large-Cap Core Equity Fund, Prudential Absolute Return Bond Fund (the “Fund”), Prudential Select Real Estate Fund and Prudential Real Estate Income Fund. These financial statements relate to Prudential Absolute Return Bond Fund, a diversified fund. The financial statements of the other portfolios are not presented herein. The Trust was organized as a business trust in Delaware on September 18, 1998. The Fund commenced investment operations on March 30, 2011.

The Fund’s investment objective is to seek positive returns over the long term, regardless of market conditions.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

68

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed

Prudential Absolute Return Bond Fund	69

Notes to Financial Statements (continued)

reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Trustees of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

CAS and STACR: The Fund purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the funds. These are insurance-like products that are called CAS by Fannie Mae and STACR securities by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Fund could lose some or all of its principal if the underlying mortgages experience credit defaults.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of

70

the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet its obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves

Prudential Absolute Return Bond Fund	71

Notes to Financial Statements (continued)

the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Cross Currency Exchange Contracts: A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased and wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates, with respect to securities which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on

72

purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. OTC options also involve the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Forward Rate Agreements: Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. The Fund entered into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Swap Agreements: The Fund entered into credit default, interest rate and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on investments. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Payments received or paid by the Fund are recorded as realized gains (losses) upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a

Prudential Absolute Return Bond Fund	73

Notes to Financial Statements (continued)

notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed-rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps: Credit default swaps (“CDS”) involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund sold protection using credit default swaps to take an active short position with respect to the likelihood of a particular issuer’s default. The Fund’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

74

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Portfolio of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Currency Swaps: The Fund entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions

Prudential Absolute Return Bond Fund	75

Notes to Financial Statements (continued)

regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Portfolio of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Portfolio of Investments.

Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2016, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected

76

on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Loan Participations: The Fund may invest in loan participations, another type of restricted security. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Fund assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Payment In Kind Securities: The Fund may invest in open market or receive pursuant to debt restructuring, securities that pay in kind (“PIK”) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. For the period March 31, 2016 through July 18, 2016 the collateral was invested in an ultra-short bond fund. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged

Prudential Absolute Return Bond Fund	77

Notes to Financial Statements (continued)

to that share class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares dividends from net investment income daily and payment is made monthly. Distributions from net realized capital and currency gains, if any, are paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst distributions in excess of net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign interest are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income (“PFI”) unit. The subadvisory agreement provides that PFI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PFI is obligated to keep certain books and records of the Fund. PI pays for the services of PFI, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. Prior to January 4, 2016, PGIM, Inc. was known as Prudential Investment Management, Inc. (“PIM”).

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .80% of the Fund’s average daily net assets up to $2.5 billion, .775% of the average daily net assets up to $5 billion and .75% of the average daily net assets in excess of $5 billion. The effective management fee rate before any waivers and/or expense reimbursement was

78

..80% for the year ended October 31, 2016. The effective management fee rate, net of waivers and/or expense reimbursement, was .72%.

PI has contractually agreed through February 28, 2018 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Fund to .90% of the Fund’s average daily net assets. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class C, Class Q and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .25% and 1% of the average daily net assets of the Class A and C shares, respectively.

PIMS has advised the Fund that it has received $100,047 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2016. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2016, it received $1,237 and $9,319, in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively.

PI, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Effective July 7, 2016, the Board replaced PGIM, Inc., an indirect, wholly-owned subsidiary of Prudential, as securities lending agent with a third party agent. Prior to July 7, 2016,

Prudential Absolute Return Bond Fund	79

Notes to Financial Statements (continued)

PGIM, Inc. was the Fund’s securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”. For the period November 1, 2015 through February 4, 2016, PGIM, Inc. had been compensated $22,920 for these services. At the June 2016 meeting of the Board, the Board approved compensation to PGIM, Inc. related to securities lending activities. The payment was for services provided from February 5, 2016 through July 5, 2016 and totaled $15,676.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Fund invests its overnight sweep cash in the Prudential Core Ultra Short Bond Fund, (formerly known as Prudential Core Taxable Money Market Fund), (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund, (the “Money Market Fund”), each a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core and the Money Market Funds are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Note 4. Portfolio Securities

The cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, for year ended October 31, 2016, were $497,343,726 and $1,365,905,262, respectively.

Transactions in options written during the year ended October 31, 2016, were as follows:

	Notional Amount (000)	Premiums Received
Balance at beginning of period	$2,621,160	$2,256,581
Options written	7,404,520	5,609,193
Options closed	(3,566,150)	(4,030,060)
Options expired	(6,459,530)	(3,835,714)

Balance at end of period	$—	$—

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are

80

recorded on the ex-date. In order to present distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended October 31, 2016, the adjustments were to increase distributions in excess of net investment income and decrease accumulated net realized loss on investment and foreign currency transactions by $14,365,145 primarily due to the difference between financial and tax reporting purposes of premium amortization, certain transactions involving foreign currencies, paydown gains (losses), swaps and other book to tax adjustments. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2016, the tax character of dividends paid by the Fund were $33,141,733 of ordinary income and $11,557,872 of tax return of capital. For the year ended October 31, 2015, the tax character of dividends paid by the Fund were $61,744,306 of ordinary income and $8,746,321 of tax return of capital.

As of October 31, 2016, the Fund had no undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2016 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Depreciation
$1,530,892,647	$54,727,907	$(64,558,296)	$(9,830,389)	$(36,065,079)	$(45,895,468)

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales, difference in the treatment of premium amortization and other book to tax differences. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies, swaps, futures, forward currency transactions and mark-to-market of receivables and payables.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2016 of approximately $34,561,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Prudential Absolute Return Bond Fund	81

Notes to Financial Statements (continued)

Note 6. Capital

The Fund offers Class A, Class C, Class Q and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement and/or benefit plans. Class C shares are sold with a CDSC of 1% on shares redeemed during the first 12 months after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Q and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

At reporting period end, 6 shareholders of record held 56% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	3,440,458	$32,494,477
Shares issued in reinvestment of dividends and distributions	440,040	4,141,204
Shares reacquired	(14,830,739)	(138,911,852)

Net increase (decrease) in shares outstanding before conversion	(10,950,241)	(102,276,171)
Shares issued upon conversion from other share class(es)	236,862	2,227,068
Shares reacquired upon conversion into other share class(es)	(1,938,955)	(18,349,729)

Net increase (decrease) in shares outstanding	(12,652,334)	$(118,398,832)

Year ended October 31, 2015:
Shares sold	9,159,964	$88,548,404
Shares issued in reinvestment of dividends and distributions	767,890	7,406,202
Shares reacquired	(22,214,130)	(214,083,595)

Net increase (decrease) in shares outstanding before conversion	(12,286,276)	(118,128,989)
Shares issued upon conversion from other share class(es)	413,369	3,999,231
Shares reacquired upon conversion into other share class(es)	(1,116,748)	(10,782,429)

Net increase (decrease) in shares outstanding	(12,989,655)	$(124,912,187)

82

Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	791,028	$7,508,773
Shares issued in reinvestment of dividends and distributions	161,297	1,523,492
Shares reacquired	(5,247,367)	(49,413,539)

Net increase (decrease) in shares outstanding before conversion	(4,295,042)	(40,381,274)
Shares issued upon conversion from other share class(es)	7,065	66,762
Shares reacquired upon conversion into other share class(es)	(444,614)	(4,219,724)

Net increase (decrease) in shares outstanding	(4,732,591)	$(44,534,236)

Year ended October 31, 2015:
Shares sold	3,281,932	$31,827,844
Shares issued in reinvestment of dividends and distributions	252,859	2,455,008
Shares reacquired	(5,849,278)	(56,486,343)

Net increase (decrease) in shares outstanding before conversion	(2,314,487)	(22,203,491)
Shares issued upon conversion from other share class(es)	293	2,817
Shares reacquired upon conversion into other share class(es)	(568,639)	(5,485,484)

Net increase (decrease) in shares outstanding	(2,882,833)	$(27,686,158)

Class Q
Year ended October 31, 2016:
Shares sold	808,821	$7,619,847
Shares issued in reinvestment of dividends and distributions	419,707	3,965,545
Shares reacquired†	(873,487)	(8,265,086)

Net increase (decrease) in shares outstanding before conversion	355,041	3,320,306
Shares issued upon conversion from other share class(es)	2,012,539	19,107,874

Net increase (decrease) in shares outstanding	2,367,580	$22,428,180

Year ended October 31, 2015:
Shares sold	15,365,666	$148,814,878
Shares issued in reinvestment of dividends and distributions	322,957	3,104,469
Shares reacquired	(2,026,331)	(19,436,578)

Net increase (decrease) in shares outstanding before conversion	13,662,292	132,482,769
Shares issued upon conversion from other share class(es)	338,526	3,270,165

Net increase (decrease) in shares outstanding	14,000,818	$135,752,934

Prudential Absolute Return Bond Fund	83

Notes to Financial Statements (continued)

Class Z	Shares	Amount
Year ended October 31, 2016:
Shares sold	34,920,821	$330,492,012
Shares issued in reinvestment of dividends and distributions	2,388,839	22,588,724
Shares reacquired	(116,138,163)	(1,094,934,947)

Net increase (decrease) in shares outstanding before conversion	(78,828,503)	(741,854,211)
Shares issued upon conversion from other share class(es)	2,343,730	22,263,641
Shares reacquired upon conversion into other share class(es)	(2,217,019)	(21,095,892)

Net increase (decrease) in shares outstanding	(78,701,792)	$(740,686,462)

Year ended October 31, 2015:
Shares sold	76,184,518	$738,610,194
Shares issued in reinvestment of dividends and distributions	3,283,088	31,761,004
Shares reacquired	(106,576,807)	(1,029,168,865)

Net increase (decrease) in shares outstanding before conversion	(27,109,201)	(258,797,667)
Shares issued upon conversion from other shares class(es)	1,675,175	16,217,078
Shares reacquired upon conversion into other share class(es)	(744,228)	(7,221,378)

Net increase (decrease) in shares outstanding	(26,178,254)	$(249,801,967)

†	Includes affiliated redemption of 116 shares with a value of $1,093 for Class Q shares.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The interest rate on borrowings under the SCA is paid monthly and at a per annum rate based upon the higher of 0.0%, the effective federal funds rate, or the One-Month LIBOR rate, plus a contractual spread. Prior to October 6, 2016, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .11% of the unused portion of the SCA. The interest rate on borrowings was substantially the same. The Fund’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the SCA during the year ended October 31, 2016. The average daily balance for the 37 days that the Fund had loans outstanding during the period was $17,718,865, borrowed at a weighted average interest rate of 1.68%. The maximum loan balance outstanding during the period was $74,114,000. At October 31, 2016, the Fund did not have an outstanding loan balance.

84

Note 8. Recent Accounting Pronouncements and Reporting Updates

In January 2016, the FASB issued Accounting Standards Update (“ASU”) No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. In an effort to enhance monitoring and regulation, the new rules and forms will allow the SEC to more effectively collect and use data reported by funds. The new rules also enhance disclosure regarding fund liquidity and redemption practices. Also under the new rules, the SEC will permit open-end funds, with the exception of money market funds, to offer swing pricing, subject to board approval and review. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures, if any.

Prudential Absolute Return Bond Fund	85

Financial Highlights

Class A Shares
	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.48	$9.79	$9.82	$9.92	$9.72
Income (loss) from investment operations:
Net investment income (loss)	.25	.23	.25	.21	.22
Net realized and unrealized gain (loss) on investment transactions	.06	(.30)	.02	(.03)	.30
Total from investment operations	.31	(.07)	.27	.18	.52
Less Dividends and Distributions:
Dividends from net investment income	(.15)	(.21)	(.30)	(.23)	(.30)
Tax return of capital	(.05)	(.03)	-	(.05)	-
Distributions from net realized gains	-	-	-	-	(.02)
Total dividends and distributions	(.20)	(.24)	(.30)	(.28)	(.32)
Net asset value, end of Year	$9.59	$9.48	$9.79	$9.82	$9.92
Total Return(b):	3.36%	(.78)%	2.76%	1.86%	5.49%

Ratios/Supplemental Data:
Net assets, end of year (000)	$197,713	$315,214	$452,955	$469,604	$91,250
Average net assets (000)	$246,082	$383,950	$483,199	$303,234	$18,023
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.15%	1.15%	1.15%	1.14%	1.11%
Expenses before waivers and/or expense reimbursement	1.24%	1.24%	1.27%	1.28%	1.54%
Net investment income (loss)	2.67%	2.39%	2.58%	2.17%	2.53%
Portfolio turnover rate	38%	64%	64%	125%	152%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from .30% to .25% of the average daily net assets and the .05% contractual 12b-1 waiver was terminated.

See Notes to Financial Statements.

86

Class C Shares
	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.51	$9.82	$9.85	$9.94	$9.73
Income (loss) from investment operations:
Net investment income (loss)	.18	.16	.18	.14	.16
Net realized and unrealized gain (loss) on investment transactions	.06	(.31)	.01	(.02)	.29
Total from investment operations	.24	(.15)	.19	.12	.45
Less Dividends and Distributions:
Dividends from net investment income	(.10)	(.13)	(.22)	(.16)	(.22)
Tax return of capital	(.03)	(.03)	-	(.05)	-
Distributions from net realized gains	-	-	-	-	(.02)
Total dividends and distributions	(.13)	(.16)	(.22)	(.21)	(.24)
Net asset value, end of year	$9.62	$9.51	$9.82	$9.85	$9.94
Total Return(b):	2.59%	(1.51)%	1.97%	1.18%	4.78%

Ratios/Supplemental Data:
Net assets, end of year (000)	$118,092	$161,679	$195,312	$172,326	$28,708
Average net assets (000)	$135,510	$183,419	$183,745	$97,736	$7,066
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.90%	1.90%	1.90%	1.89%	1.88%
Expenses before waivers and/or expense reimbursement	1.99%	1.97%	1.97%	1.98%	2.39%
Net investment income (loss)	1.91%	1.62%	1.81%	1.41%	1.86%
Portfolio turnover rate	38%	64%	64%	125%	152%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	87

Financial Highlights (continued)

Class Q Shares
	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.49	$9.81	$9.83	$9.94	$9.73
Income (loss) from investment operations:
Net investment income (loss)	.28	.25	.28	.27	.30
Net realized and unrealized gain (loss) on investment transactions	.07	(.30)	.03	(.06)	.26
Total from investment operations	.35	(.05)	.31	.21	.56
Less Dividends and Distributions:
Dividends from net investment income	(.17)	(.24)	(.33)	(.27)	(.33)
Tax return of capital	(.06)	(.03)	-	(.05)	-
Distributions from net realized gains	-	-	-	-	(.02)
Total dividends and distributions	(.23)	(.27)	(.33)	(.32)	(.35)
Net asset value, end of year	$9.61	$9.49	$9.81	$9.83	$9.94
Total Return(b):	3.81%	(.57)%	3.16%	2.10%	5.99%

Ratios/Supplemental Data:
Net assets, end of year (000)	$175,887	$151,294	$19,025	$17,829	$1
Average net assets (000)	$158,967	$125,910	$18,604	$3,144	$1
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.84%	.85%	.85%	.90%	.89%
Expenses before waivers and/or expense reimbursement	.84%	.85%	.85%	.94%	1.54%
Net investment income (loss)	2.97%	2.61%	2.87%	2.87%	3.11%
Portfolio turnover rate	38%	64%	64%	125%	152%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

88

Class Z Shares
	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.52	$9.83	$9.86	$9.95	$9.74
Income (loss) from investment operations:
Net investment income (loss)	.27	.25	.27	.24	.27
Net realized and unrealized gain (loss) on investment transactions	.08	(.30)	.02	(.02)	.28
Total from investment operations	.35	(.05)	.29	.22	.55
Less Dividends and Distributions:
Dividends from net investment income	(.17)	(.23)	(.32)	(.26)	(.32)
Tax return of capital	(.06)	(.03)	-	(.05)	-
Distributions from net realized gains	-	-	-	-	(.02)
Total dividends and distributions	(.23)	(.26)	(.32)	(.31)	(.34)
Net asset value, end of year	$9.64	$9.52	$9.83	$9.86	$9.95
Total Return(b):	3.71%	(.53)%	3.00%	2.21%	5.81%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,019,254	$1,755,667	$2,070,862	$1,201,383	$82,364
Average net assets (000)	$1,396,060	$2,029,397	$1,484,697	$672,382	$34,383
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.90%	.90%	.90%	.90%	.89%
Expenses before waivers and/or expense reimbursement	.99%	.97%	.97%	.99%	1.50%
Net investment income (loss)	2.91%	2.61%	2.79%	2.43%	2.92%
Portfolio turnover rate	38%	64%	64%	125%	152%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	89

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 9:

We have audited the accompanying statement of assets and liabilities of Prudential Absolute Return Bond Fund, one of the series constituting Prudential Investment Portfolios 9 (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 19, 2016

90

Federal Income Tax Information (unaudited)

For the year ended October 31, 2016, the Fund reports the maximum amount allowable but not less than 100% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2017, you will be advised on IRS Form 1099-DIV or substitute Form 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2016.

Prudential Absolute Return Bond Fund	91

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (58) Board Member Portfolios Overseen: 89	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (64) Board Member Portfolios Overseen: 89	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (64) Board Member Portfolios Overseen: 89	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Absolute Return Bond Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (60) Board Member Portfolios Overseen: 89	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President
	(2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (71) Board Member Portfolios Overseen: 89	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (73) Board Member & Independent Chair Portfolios Overseen: 89	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (73) Board Member Portfolios Overseen: 89	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (54) Board Member & President Portfolios Overseen: 89	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 89	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (57) Board Member Portfolios Overseen: 87	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each individual joined the Board is as follows:

Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Richard A. Redeker, 1998; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Stuart S. Parker, Board Member since 2012 and President since 2012;
Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Prudential Absolute Return Bond Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (61) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (41) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (58) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (58) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (42) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (54) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Theresa C. Thompson (54) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Charles H. Smith (43) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007–December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998—January 2007).	Since 2016
M. Sadiq Peshimam (52) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (58) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (49) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (55) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (48) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Absolute Return Bond Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential Absolute Return Bond Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the Trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income (“PGIM Fixed Income”) unit, and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-9, 2016 and approved the renewal of the agreements through July 31, 2017, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided

[1]	Prudential Absolute Return Bond Fund is a series of Prudential Investment Portfolios 9.

Prudential Absolute Return Bond Fund

Approval of Advisory Agreements (continued)

by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-9, 2016.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, between PI and PGIM, which, through its PGIM Fixed Income unit. serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, and between PGIM Fixed Income and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI, PGIM Fixed Income, and PGIML. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser and sub-subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser and sub-subadviser, as well as PI’s recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s, PGIM Fixed

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Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PI, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI, the subadvisory services provided to the Fund by PGIM Fixed Income, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI, PGIM Fixed Income, and PGIML under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser and sub-subadviser are affiliated with PI and that their profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Fund’s management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at its current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund

Prudential Absolute Return Bond Fund

Approval of Advisory Agreements (continued)

in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PI, PGIM Fixed Income, and PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PI, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one- and three-year periods ended December 31, 2015. The Board considered that the Fund commenced operations on March 30, 2011 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2015. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Alternative Credit Focused Funds Performance Universe) and the Peer Group were objectively determined by

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Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	N/A	N/A
Actual Management Fees: 4th Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the three-year period, although it underperformed over the one-year period.
•	The Board noted that the Fund outperformed its benchmark index in the first quarter of 2016, and that it continued to rank in the second quartile of its Peer Universe.
•	The Board also noted information provided by PI indicating that with the fee waiver the Fund’s net total expense ratio was within five basis points of the median of all funds in the Peer Group.
•	The Board and PI agreed to continue the existing expense cap of 0.90% (exclusive of 12b-1 fees and certain other fees) through February 28, 2017.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Absolute Return Bond Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Absolute Return Bond Fund, Prudential Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL ABSOLUTE RETURN BOND FUND

SHARE CLASS	A	C	Q	Z
NASDAQ	PADAX	PADCX	PADQX	PADZX
CUSIP	74441J852	74441J845	74441J837	74441J829

MF213E    0300095-00001-00

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

     Prudential QMA Large-Cap Core Equity Fund

ANNUAL REPORT	OCTOBER 31, 2016

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Objective: Long-term after-tax growth of capital

Highlights

PRUDENTIAL QMA LARGE-CAP CORE EQUITY FUND

•

The Fund is comprised of a diversified portfolio of stocks that QMA identifies as attractive using a proprietary quantitative model. The model evaluates stocks with regard to quality, earnings expectations, and relative value. QMA’s emphasis on these metrics varies based on the growth rate of the company.

•

Favoring high-quality, inexpensive stocks with a positive earnings expectation was particularly valuable in the health care sector over the period, where stock selection added value relative to the Index. Positions held in the energy sector, relative to the benchmark, were more challenging. (For a complete list of holdings, refer to the Portfolio of Investments section of this report.)

•

As of the period’s close, the Fund had sector exposure similar to that of the Index and modest active weights in about 200 stocks across the large-cap spectrum. Therefore, sector positioning or holdings in individual companies do not have big effects on relative performance. Instead, aggregate exposure to earnings growth, valuation, and quality characteristics drove excess returns.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name of Quantitative Management Associates LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. © 2016 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential QMA Large-Cap Core Equity Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2016.

During the reporting period, the US economy experienced modest growth. Labor markets were healthy, and consumer confidence rose. The housing market brightened somewhat, as momentum continued for the new home market. The Federal Reserve kept interest rates unchanged at its September meeting, but pointed to the strong possibility of a rate hike in December. Internationally, concerns over Brexit—the term used to represent Britain’s decision to leave the European Union—remained in the spotlight.

Equity markets in the US were firmly in positive territory at the end of the reporting period, as US stocks posted strong gains. European stocks struggled earlier, but found some traction in the third quarter. Asian markets also advanced, and emerging markets rose sharply.

US fixed income markets experienced overall gains. High yield bonds posted very strong results. Corporate bonds and Treasuries also performed well. Accommodative monetary policy by central banks helped lift global bond markets.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, build a diversified plan that’s right for you, and make adjustments when necessary.

By having Prudential Investments help you address your goals, you gain the advantage of asset managers that also manage money for many major corporations and pension funds around the world. That means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential QMA Large-Cap Core Equity Fund

December 15, 2016

Prudential QMA Large-Cap Core Equity Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	3.02	85.51	74.07
Class B	2.31	78.69	61.69
Class C	2.24	78.58	61.73
Class Z	3.35	87.80	78.61
S&P 500 Index	4.49	88.79	91.14
Lipper Large-Cap Core Funds Average	2.53	76.50	78.39

Average Annual Total Returns (With Sales Charges) as of 9/30/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	7.10	14.84	5.67
Class B	7.55	15.16	5.50
Class C	11.53	15.28	5.51
Class Z	13.63	16.44	6.55
S&P 500 Index	15.41	16.36	7.23
Lipper Large-Cap Core Funds Average	12.48	14.76	6.37

Average Annual Total Returns (With Sales Charges) as of 10/31/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	–2.65	11.88	5.10
Class B	–2.53	12.18	4.92
Class C	1.27	12.30	4.93
Class Z	3.35	13.43	5.97

Average Annual Total Returns (Without Sales Charges) as of 10/31/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	3.02	13.16	5.70
Class B	2.31	12.31	4.92
Class C	2.24	12.30	4.93
Class Z	3.35	13.43	5.97

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential QMA Large-Cap Core Equity Fund (Class A shares) with a similar investment in the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 2006) and the account values at the end of the current fiscal year (October 31, 2016) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Prudential QMA Large-Cap Core Equity Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5) 1% (Yr. 6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

S&P 500 Index—The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Lipper Large-Cap Core Funds Average—The Lipper Large-Cap Core Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Large-Cap Core Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have wide latitude in the companies in which they invest. These funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share-growth value compared with the S&P 500 Index.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

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Five Largest Holdings expressed as a percentage of net assets as of 10/31/16 (%)
Apple, Inc., Technology Hardware, Storage & Peripherals	3.5
Facebook, Inc. (Class A Stock), Internet Software & Services	2.0
Johnson & Johnson, Pharmaceuticals	2.0
JPMorgan Chase & Co., Banks	2.0
Exxon Mobil Corp., Oil, Gas & Consumable Fuels	2.0

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/16 (%)
Information Technology	22.7
Health Care	15.2
Financials	12.6
Consumer Discretionary	10.8
Consumer Staples	10.3

Industry weightings reflect only long-term investments and are subject to change.

Prudential QMA Large-Cap Core Equity Fund	7

Strategy and Performance Overview

How did the Fund Perform?

The Prudential QMA Large-Cap Core Equity Fund’s Class A shares gained 3.02% for the 12-month reporting period ended October 31, 2016, lagging the 4.49% gain of the benchmark S&P 500 Index (the Index) and outperforming the 2.53% return of the Lipper Large-Cap Core Funds Average.

What were market conditions?

•

When the reporting period began, the equity markets were dominated by anxiety about the potential of a Federal Reserve (Fed) rate hike, the health of the Chinese economy, and China’s unexpected devaluation of its currency, the yuan. Fixed income markets, meanwhile, reflected investor uncertainty about weaker global economic growth, the Fed’s rate-hiking schedule and steep declines in energy and commodity prices. In mid-December, the Fed raised its federal funds rate target by 0.25%.

•

Early in the first quarter of 2016, risk aversion increased amid deteriorating economic data in developed and emerging markets, a further drop in commodity prices, and heightened volatility in global financial markets. By March, investor sentiment had improved, commodity prices had regained some ground, and the number of negative economic surprises had diminished. At its March policy meeting, the Fed suggested it would likely hike rates only twice in 2016.

•

During the second quarter, fears about the global economy receded in the face of considerable stimulus by China’s policymakers, stronger-than-anticipated first-quarter European economic growth, and signs that the Japanese economy was doing somewhat better than expected. Late June, the UK’s surprise vote to leave the European Union, known as “Brexit,” briefly increased market volatility, although the macroeconomic fallout appeared manageable, if not limited. Ongoing stimulus by global central banks drove down interest rates around the world.

•

In the third quarter and through the end of the period, global central bank monetary policy remained accommodative, providing support to the world’s bond markets. The Fed kept its short-term interest rate target unchanged throughout 2016. Credit spreads (differences in yields between corporate bonds and US Treasury securities of comparable maturity) narrowed during the quarter. US economic data released in late October revealed stronger-than-expected growth estimates for the third quarter. Equity markets closed lower and bond markets fluctuated in October due in part to expectations of a Fed rate hike in December 2016 and mixed economic data regarding China’s economy.

What worked?

•	The Fund is comprised of a diversified portfolio of stocks that QMA identifies as attractive using a proprietary quantitative model. The model evaluates stocks with regard to quality,

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earnings expectations, and relative value. QMA’s emphasis on these metrics varies based on the growth rate of the company.

•

Favoring high-quality, inexpensive stocks with a positive earnings expectation was particularly valuable in the health care sector over the period, where stock selection added value relative to the Index.

•	Within the consumer discretionary and industrial sectors, stocks of high-quality companies, which the Fund favored, were a key driver of performance, adding to excess return in those sectors.

What didn’t work?

•

The Fund’s stock selection in the energy sector was a drag on performance over the reporting period. In particular, the rise in energy prices in early 2016 favored stocks that QMA deemed as expensive and low quality.

•

Although the Fund’s positions in the technology sector contributed the most to absolute performance, the Fund trailed the Index. This was particularly the case in the semiconductor category, where more expensive stocks tended to outperform, as the Fund generally avoided these equities.

Did the Fund hold derivatives and how did they affect performance?

•

The Fund held futures contracts on the Index. QMA uses these instruments primarily to manage daily cash flows, provide liquidity, and equitize cash, and not as a means of adding to performance. Subsequently, the effect on performance was minimal.

The percentage points shown in the tables identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings.

Top Contributors (%)		Top Detractors (%)
Facebook, Inc.	0.42	Bank of America	–0.28
Tyson Foods, Inc.	0.40	Express Scripts	–0.27
Microsoft Inc.	0.36	Wells Fargo & Co.	–0.23
Wal-Mart Stores, Inc.	0.28	Regeneron Pharmaceuticals, Inc.	–0.23
UnitedHealth Group	0.28	Celgene Corporation	–0.20

Current outlook

•	Although there is much uncertainty, QMA thinks the bull market in the US of the past few years is likely to continue. On balance, its outlook calls for improving equity

Prudential QMA Large-Cap Core Equity Fund	9

Strategy and Performance Overview (continued)

fundamentals, including resumed earnings growth; normalizing, rising interest rates; and continued modest inflation. However, QMA believes there is limited upside to US equity returns in the coming years as the support of an expansion of price-to-earnings ratios and share buybacks subsides, and the prospect of US economic growth remains modest.

•

Faced with increased uncertainty, QMA believes the QMA Large-Cap Core Equity Fund is well positioned to navigate such an environment. The Fund maintains a balance of growth and value stocks. This diversified exposure helps the effectiveness of stock selection in different market environments.

•

QMA also focuses on managing unintended exposures in the portfolio, which can decrease macro exposures and mitigate the impact of exogenous shocks. Overall, uncertainty can produce attractive opportunities for active investors because when uncertainty increases, prices are more likely to become dislocated from fundamentals. The Fund is well placed, in QMA’s view, to exploit such opportunities while simultaneously managing associated increased risks.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2016, the beginning of the period, and held through the six-month period ended October 31, 2016. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these

Prudential QMA Large-Cap Core Equity Fund	11

Fees and Expenses (continued)

additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential QMA Large-Cap Core Equity Fund		Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,028.60	1.20%	$6.12
	Hypothetical	$1,000.00	$1,019.10	1.20%	$6.09
Class B	Actual	$1,000.00	$1,025.10	1.95%	$9.93
	Hypothetical	$1,000.00	$1,015.33	1.95%	$9.88
Class C	Actual	$1,000.00	$1,024.30	1.95%	$9.92
	Hypothetical	$1,000.00	$1,015.33	1.95%	$9.88
Class Z	Actual	$1,000.00	$1,029.90	0.95%	$4.85
	Hypothetical	$1,000.00	$1,020.36	0.95%	$4.82

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2016, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

The Fund’s annual expense ratios for the 12-month period ended October 31, 2016, are as follows:

Class	Gross Operating Expenses (%)	Net Operating Expenses (%)
A	1.22	1.17
B	1.92	1.92
C	1.92	1.92
Z	0.92	0.92

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

12	Visit our website at prudentialfunds.com

Portfolio of Investments

as of October 31, 2016

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 98.6%

COMMON STOCKS

CONSUMER DISCRETIONARY 10.8%

Auto Components 0.5%
Cooper-Standard Holding, Inc.*	2,700	$246,429
Dana, Inc.	22,200	343,656
Tenneco, Inc.*	6,000	330,420

		920,505

Automobiles 0.6%
Ford Motor Co.	60,200	706,748
General Motors Co.	18,500	584,600

		1,291,348

Hotels, Restaurants & Leisure 1.9%
Biglari Holdings, Inc.*	200	87,636
Jack in the Box, Inc.	3,300	309,309
McDonald’s Corp.	21,900	2,465,283
Yum! Brands, Inc.	11,900	1,026,732

		3,888,960

Household Durables 0.8%
D.R. Horton, Inc.	17,000	490,110
Whirlpool Corp.	6,900	1,033,758

		1,523,868

Internet & Direct Marketing Retail 1.2%
Amazon.com, Inc.*	2,600	2,053,532
FTD Cos., Inc.*	10,800	217,296
Liberty TripAdvisor Holdings, Inc. (Class A Stock)*	3,000	66,600

		2,337,428

Leisure Products 0.2%
Smith & Wesson Holding Corp.*(a)	12,800	338,304
Vista Outdoor, Inc.*	4,200	162,414

		500,718

Media 1.4%
Comcast Corp. (Class A Stock)	10,000	618,200
Discovery Communications, Inc. (Class C Stock)*	8,700	218,457
New Media Investment Group, Inc.	9,300	133,920
News Corp. (Class A Stock)	4,100	49,692

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity Fund	13

Portfolio of Investments (continued)

as of October 31, 2016

Description	Shares	Value (Note 1)
CONSUMER DISCRETIONARY (Continued)

Media (cont’d.)
TEGNA, Inc.	24,600	$482,652
Time Warner, Inc.	5,100	453,849
Twenty-First Century Fox, Inc. (Class A Stock)	12,500	328,375
Viacom, Inc. (Class B Stock)	14,800	555,888
Walt Disney Co. (The)	800	74,152

		2,915,185

Multiline Retail 0.6%
Dillard’s, Inc. (Class A Stock)	2,400	147,120
Macy’s, Inc.	31,500	1,149,435

		1,296,555

Specialty Retail 3.3%
AutoNation, Inc.*	4,600	201,802
Francesca’s Holdings Corp.*	5,700	91,599
Home Depot, Inc. (The)	18,300	2,232,783
L Brands, Inc.	7,100	512,549
Murphy USA, Inc.*	2,000	137,560
Ross Stores, Inc.	26,800	1,676,072
Tilly’s, Inc. (Class A Stock)*	8,300	77,024
TJX Cos., Inc. (The)	22,500	1,659,375

		6,588,764

Textiles, Apparel & Luxury Goods 0.3%
Culp, Inc.	3,200	89,600
NIKE, Inc. (Class B Stock)	10,200	511,836

		601,436

CONSUMER STAPLES 10.3%

Beverages 2.0%
Coca-Cola Co. (The)	1,500	63,600
Dr. Pepper Snapple Group, Inc.	13,500	1,185,165
PepsiCo, Inc.	25,894	2,775,837

		4,024,602

Food & Staples Retailing 2.8%
CVS Health Corp.	22,400	1,883,840
Kroger Co. (The)	44,200	1,369,316
Wal-Mart Stores, Inc.	35,370	2,476,607

		5,729,763

See Notes to Financial Statements.

14

Description	Shares	Value (Note 1)
CONSUMER STAPLES (Continued)

Food Products 2.3%
Archer-Daniels-Midland Co.	35,300	$1,538,021
ConAgra Foods, Inc.	28,400	1,368,312
Fresh Del Monte Produce, Inc.	400	24,140
Tyson Foods, Inc. (Class A Stock)	23,400	1,657,890

		4,588,363

Household Products 1.7%
Colgate-Palmolive Co.	24,200	1,726,912
Kimberly-Clark Corp.	10,500	1,201,305
Procter & Gamble Co. (The)	5,964	517,675

		3,445,892

Personal Products 0.1%
Avon Products, Inc.	23,300	152,615

Tobacco 1.4%
Altria Group, Inc.	42,400	2,803,488

ENERGY 6.2%

Oil, Gas & Consumable Fuels
Chevron Corp.	6,284	658,249
ConocoPhillips	35,700	1,551,165
Energen Corp.	2,400	120,312
EOG Resources, Inc.	5,300	479,226
Exxon Mobil Corp.	47,474	3,955,534
Kinder Morgan, Inc.	64,700	1,321,821
Marathon Petroleum Corp.	28,300	1,233,597
Phillips 66	18,950	1,537,792
Rice Energy, Inc.*	37,700	832,793
SM Energy Co.	3,500	117,705
Tesoro Corp.	9,300	790,221

		12,598,415

FINANCIALS 12.6%

Banks 6.8%
Bank of America Corp.	169,468	2,796,222
Citigroup, Inc.	44,900	2,206,835
JPMorgan Chase & Co.	57,400	3,975,524
PNC Financial Services Group, Inc. (The)	12,100	1,156,760
Regions Financial Corp.	19,300	206,703
U.S. Bancorp	7,991	357,677

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity Fund	15

Portfolio of Investments (continued)

as of October 31, 2016

Description	Shares	Value (Note 1)
FINANCIALS (Continued)

Banks (cont’d.)
Wells Fargo & Co.	64,464	$2,965,989

		13,665,710

Capital Markets 2.4%
Ameriprise Financial, Inc.	7,700	680,603
BlackRock, Inc.	4,500	1,535,580
Goldman Sachs Group, Inc. (The)	10,600	1,889,344
Raymond James Financial, Inc.	8,500	511,020
State Street Corp.	4,100	287,861

		4,904,408

Consumer Finance 1.1%
Discover Financial Services	22,700	1,278,691
Navient Corp.	32,400	414,072
Nelnet, Inc. (Class A Stock)	12,000	470,160

		2,162,923

Diversified Financial Services 0.5%
Berkshire Hathaway, Inc. (Class B Stock)*	6,600	952,380

Insurance 1.6%
Aflac, Inc.	18,300	1,260,321
Allstate Corp. (The)	19,200	1,303,680
Unum Group	1,500	53,100
XL Group Ltd. (Ireland)	18,900	655,830

		3,272,931

Mortgage Real Estate Investment Trusts (REITs) 0.2%
Ares Commercial Real Estate Corp.	3,700	48,544
Chimera Investment Corp.	17,500	274,225
Invesco Mortgage Capital, Inc.	13,000	194,090

		516,859

HEALTH CARE 15.2%

Biotechnology 3.2%
AbbVie, Inc.	13,900	775,342
Amgen, Inc.	14,200	2,004,472
Biogen, Inc.*	5,100	1,428,918
Celgene Corp.*	17,400	1,777,932
Gilead Sciences, Inc.	7,500	552,225

		6,538,889

See Notes to Financial Statements.

16

Description	Shares	Value (Note 1)
HEALTH CARE (Continued)

Health Care Equipment & Supplies 4.1%
Abbott Laboratories	4,700	$184,428
Baxter International, Inc.	27,000	1,284,930
Becton, Dickinson & Co.	500	83,955
Boston Scientific Corp.*	60,600	1,333,200
C.R. Bard, Inc.	3,700	801,716
Danaher Corp.	19,300	1,516,015
Hill-Rom Holdings, Inc.	4,400	243,804
Hologic, Inc.*	22,700	817,427
Medtronic PLC	21,400	1,755,228
Stryker Corp.	2,100	242,235

		8,262,938

Health Care Providers & Services 3.5%
Aetna, Inc.	14,300	1,535,105
Anthem, Inc.	9,900	1,206,414
Express Scripts Holding Co.*	21,500	1,449,100
UnitedHealth Group, Inc.	19,700	2,784,201

		6,974,820

Health Care Technology
Cerner Corp.*	1,200	70,296

Life Sciences Tools & Services 0.6%
Thermo Fisher Scientific, Inc.	7,400	1,088,022
VWR Corp.*	3,600	99,036

		1,187,058

Pharmaceuticals 3.8%
Allergan PLC*	300	62,682
Johnson & Johnson	34,499	4,001,539
Merck & Co., Inc.	12,300	722,256
Pfizer, Inc.	93,634	2,969,134

		7,755,611

INDUSTRIALS 10.3%

Aerospace & Defense 3.3%
BWX Technologies, Inc.	8,700	341,214
General Dynamics Corp.	11,500	1,733,510
Huntington Ingalls Industries, Inc.	5,100	822,936
Northrop Grumman Corp.	8,500	1,946,500
Orbital ATK, Inc.	2,700	200,772

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity Fund	17

Portfolio of Investments (continued)

as of October 31, 2016

Description	Shares	Value (Note 1)
INDUSTRIALS (Continued)

Aerospace & Defense (cont’d.)
Raytheon Co.	5,200	$710,372
Spirit AeroSystems Holdings, Inc. (Class A Stock)*	8,600	433,096
Textron, Inc.	10,300	412,824

		6,601,224

Air Freight & Logistics 0.7%
FedEx Corp.	8,600	1,499,152

Airlines 1.0%
Southwest Airlines Co.	37,400	1,497,870
United Continental Holdings, Inc.*	8,700	489,201

		1,987,071

Building Products 0.1%
Allegion PLC	2,400	153,216
Universal Forest Products, Inc.	1,900	163,381

		316,597

Commercial Services & Supplies 0.1%
Steelcase, Inc. (Class A Stock)	10,200	136,170

Construction & Engineering 0.3%
Argan, Inc.	2,600	147,810
EMCOR Group, Inc.	4,100	247,886
KBR, Inc.	12,600	186,606

		582,302

Electrical Equipment 0.4%
Eaton Corp. PLC	9,700	618,569
Emerson Electric Co.	2,500	126,700

		745,269

Industrial Conglomerates 2.4%
3M Co.	7,500	1,239,750
Carlisle Cos., Inc.	4,600	482,310
General Electric Co.	39,279	1,143,019
Honeywell International, Inc.	17,300	1,897,464

		4,762,543

Machinery 1.1%
Cummins, Inc.	4,800	613,536
Ingersoll-Rand PLC	2,200	148,038

See Notes to Financial Statements.

18

Description	Shares	Value (Note 1)
INDUSTRIALS (Continued)

Machinery (cont’d.)
Kadant, Inc.	2,600	$134,290
Lydall, Inc.*	3,000	140,250
Stanley Black & Decker, Inc.	10,000	1,138,400

		2,174,514

Professional Services
Insperity, Inc.	1,100	82,720

Road & Rail 0.9%
AMERCO	700	225,673
Union Pacific Corp.	18,500	1,631,330

		1,857,003

INFORMATION TECHNOLOGY 22.7%

Communications Equipment 1.2%
Cisco Systems, Inc.	75,350	2,311,738
NETGEAR, Inc.*	3,200	161,600

		2,473,338

Electronic Equipment, Instruments & Components 0.4%
Ingram Micro, Inc. (Class A Stock)	13,900	517,080
Sanmina Corp.*	7,500	207,375

		724,455

Internet Software & Services 6.0%
Akamai Technologies, Inc.*	18,100	1,257,407
Alphabet, Inc. (Class A Stock)*	2,770	2,243,423
Alphabet, Inc. (Class C Stock)*	4,577	3,590,840
eBay, Inc.*	37,200	1,060,572
Facebook, Inc. (Class A Stock)*	30,900	4,047,591

		12,199,833

IT Services 2.3%
Accenture PLC (Class A Stock)	8,500	988,040
Cognizant Technology Solutions Corp. (Class A Stock)*	5,800	297,830
DST Systems, Inc.	1,100	105,776
International Business Machines Corp.	6,870	1,055,850
MasterCard, Inc. (Class A Stock)	10,900	1,166,518
Sykes Enterprises, Inc.*	8,700	232,638
Visa, Inc. (Class A Stock)	10,400	858,104

		4,704,756

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity Fund	19

Portfolio of Investments (continued)

as of October 31, 2016

Description	Shares	Value (Note 1)
INFORMATION TECHNOLOGY (Continued)

Semiconductors & Semiconductor Equipment 3.8%
Applied Materials, Inc.	46,600	$1,355,128
Intel Corp.	71,400	2,489,718
QUALCOMM, Inc.	32,700	2,247,144
Texas Instruments, Inc.	24,000	1,700,400

		7,792,390

Software 4.5%
Adobe Systems, Inc.*	6,800	731,068
Citrix Systems, Inc.*	15,700	1,331,360
Dell Technologies, Inc.—VMware, Inc. (Class V Stock)*	48	2,356
Intuit, Inc.	12,100	1,315,754
Manhattan Associates, Inc.*	6,600	334,224
Microsoft Corp.	49,400	2,960,048
Oracle Corp.	61,700	2,370,514

		9,045,324

Technology Hardware, Storage & Peripherals 4.5%
Apple, Inc.	61,520	6,984,981
Hewlett Packard Enterprise Co.	60,000	1,348,200
HP, Inc.	47,700	691,173

		9,024,354

MATERIALS 3.3%

Chemicals 1.4%
GCP Applied Technologies, Inc.*	4,300	111,155
Huntsman Corp.	7,100	120,345
LyondellBasell Industries NV (Class A Stock)	17,200	1,368,260
Trinseo SA	17,900	938,855
Westlake Chemical Corp.	4,800	248,592

		2,787,207

Containers & Packaging 0.6%
Greif, Inc. (Class A Stock)	4,100	192,126
Owens-Illinois, Inc.*	20,900	403,370
Packaging Corp. of America	7,300	602,250

		1,197,746

Metals & Mining 1.2%
Newmont Mining Corp.	34,200	1,266,768
Steel Dynamics, Inc.	40,700	1,117,622

		2,384,390

See Notes to Financial Statements.

20

Description	Shares	Value (Note 1)
MATERIALS (Continued)

Paper & Forest Products 0.1%
KapStone Paper & Packaging Corp.	13,300	$241,262

REAL ESTATE 1.5%

Equity Real Estate Investment Trusts (REITs) 1.4%
Apple Hospitality REIT, Inc.	5,000	90,150
Forest City Realty Trust, Inc. (Class A Stock)	16,100	347,599
HCP, Inc.	7,200	246,600
Paramount Group, Inc.	4,000	62,200
Prologis, Inc.	7,600	396,416
RLJ Lodging Trust	4,500	88,740
Ryman Hospitality Properties, Inc.	7,100	357,982
VEREIT, Inc.	41,100	386,340
Xenia Hotels & Resorts, Inc.	56,800	886,648

		2,862,675

Real Estate Management & Development 0.1%
Jones Lang LaSalle, Inc.	1,200	116,220

TELECOMMUNICATIONS SERVICES 1.8%

Diversified Telecommunication Services 1.8%
AT&T, Inc.	6,054	222,727
Verizon Communications, Inc.	69,400	3,338,140

		3,560,867

Wireless Telecommunication Services
United States Cellular Corp.*	2,200	77,110

UTILITIES 3.9%

Electric Utilities 2.3%
American Electric Power Co., Inc.	21,600	1,400,544
Entergy Corp.	15,900	1,171,512
Exelon Corp.	43,100	1,468,417
FirstEnergy Corp.	18,900	648,081

		4,688,554

Gas Utilities 0.2%
UGI Corp.	10,600	490,674

Independent Power & Renewable Electricity Producers 0.7%
AES Corp.	111,100	1,307,647

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity Fund	21

Portfolio of Investments (continued)

as of October 31, 2016

Description	Shares	Value (Note 1)
UTILITIES (Continued)

Multi-Utilities 0.7%
MDU Resources Group, Inc.	11,900	$311,899
Public Service Enterprise Group, Inc.	23,600	993,088

		1,304,987

TOTAL LONG-TERM INVESTMENTS (cost $139,515,128)		199,201,082

SHORT-TERM INVESTMENTS 1.0%

AFFILIATED MUTUAL FUNDS 0.9%
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(b)	1,501,942	1,501,942
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $334,258; includes $334,010 of cash collateral for securities on loan)(b)(c)	334,191	334,258

TOTAL AFFILIATED MUTUAL FUNDS (cost $1,836,200)(Note 3)		1,836,200

	Principal Amount (000)#

U.S. TREASURY OBLIGATION 0.1%
U.S. Treasury Bills, 0.306%, 12/15/16(d)(e) (cost $199,927)	200	199,956

TOTAL SHORT-TERM INVESTMENTS (cost $2,036,127)		2,036,156

TOTAL INVESTMENTS 99.6% (cost $141,551,255)(Note 5)		201,237,238
Other assets in excess of liabilities(f) 0.4%		787,752

NET ASSETS 100.0%		$202,024,990

The following abbreviations are used in the annual report:

LIBOR—London Interbank Offered Rate

REIT—Real Estate Investment Trust

*	Non-income producing security.
#	Principal amount shown in U.S. dollars unless otherwise stated.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $326,517; cash collateral of $334,010 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund.

See Notes to Financial Statements.

22

(c)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(d)	Rate quoted represents yield-to-maturity as of purchase date.
(e)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(f)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at October 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2016	Unrealized Appreciation (Depreciation)
	Long Position:
28	S&P 500 E-Mini Index	Dec. 2016	$2,987,372	$2,968,140	$(19,232)

A U.S. Treasury Obligation with a market value of $199,956 has been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts at October 31, 2016.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Consumer Discretionary	$21,864,767	$—	$—
Consumer Staples	20,744,723	—	—
Energy	12,598,415	—	—
Financials	25,475,211	—	—
Health Care	30,789,612	—	—
Industrials	20,744,565	—	—
Information Technology	45,964,450	—	—
Materials	6,610,605	—	—
Real Estate	2,978,895	—	—
Telecommunications Services	3,637,977	—	—
Utilities	7,791,862	—	—
Affiliated Mutual Funds	1,836,200	—	—

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity Fund	23

Portfolio of Investments (continued)

as of October 31, 2016

	Level 1	Level 2	Level 3
U.S. Treasury Obligation	$—	$199,956	$—
Other Financial Instruments*
Futures Contracts	(19,232)	—	—

Total	$201,018,050	$199,956	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2016 were as follows (unaudited):

Information Technology	22.7%
Health Care	15.2
Financials	12.6
Consumer Discretionary	10.8
Consumer Staples	10.3
Industrials	10.3
Energy	6.2
Utilities	3.9
Materials	3.3
Telecommunications Services	1.8%
Real Estate	1.5
Affiliated Mutual Funds (including 0.2% of collateral for securities on loan)	0.9
U.S. Treasury Obligation	0.1

99.6
Other assets in excess of liabilities	0.4

100.0%

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2016 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	—	$—	Due from/to broker— variation margin futures	$19,232	*

*	Includes cumulative appreciation (depreciation) as reported in schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

24

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$515,488

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	($197,204)

For the year ended October 31, 2016, the Fund’s average value at trade date for futures contracts-long positions was $2,495,613.

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity Fund	25

Statement of Assets & Liabilities

as of October 31, 2016

Assets
Investments at value, including securities on loan of $326,517:
Unaffiliated investments (cost $139,715,055)	$199,401,038
Affiliated investments (cost $1,836,200)	1,836,200
Receivable for investments sold	8,250,223
Dividends and interest receivable	156,440
Receivable for Fund shares sold	18,052
Tax reclaim receivable	525
Prepaid expenses	2,105

Total Assets	209,664,583

Liabilities
Payable for investments purchased	6,921,493
Payable to broker for collateral for securities on loan	334,010
Payable for Fund shares reacquired	116,323
Management fee payable	112,737
Accrued expenses	76,653
Distribution fee payable	54,437
Affiliated transfer agent fee payable	18,760
Due to broker—variation margin futures	5,180

Total Liabilities	7,639,593

Net Assets	$202,024,990

Net assets were comprised of:
Shares of beneficial interest, at par	$13,162
Paid-in capital in excess of par	132,378,802

132,391,964
Undistributed net investment income	1,421,946
Accumulated net realized gain on investment transactions	8,544,329
Net unrealized appreciation on investments	59,666,751

Net assets, October 31, 2016	$202,024,990

See Notes to Financial Statements.

26

Class A
Net asset value and redemption price per share ($89,169,072 ÷ 5,755,414 shares of beneficial interest issued and outstanding)	$15.49
Maximum sales charge (5.50% of offering price)	0.90

Maximum offering price to public	$16.39

Class B
Net asset value, offering price and redemption price per share ($2,131,936 ÷ 149,112 shares of beneficial interest issued and outstanding)	$14.30

Class C
Net asset value, offering price and redemption price per share ($39,218,154 ÷ 2,739,918 shares of beneficial interest issued and outstanding)	$14.31

Class Z
Net asset value, offering price and redemption price per share ($71,505,828 ÷ 4,517,572 shares of beneficial interest issued and outstanding)	$15.83

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity Fund	27

Statement of Operations

Year Ended October 31, 2016

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of foreign withholding taxes of $1,090)	$4,243,890
Income from securities lending, net (including affiliated income of $13,305)	13,489
Affiliated dividend income	15,511
Interest income	666

Total income	4,273,556

Expenses
Management fee	1,332,071
Distribution fee—Class A	265,324
Distribution fee—Class B	23,475
Distribution fee—Class C	383,435
Transfer agent’s fees and expenses (including affiliated expense of $100,700)	264,000
Registration fees	100,000
Custodian and accounting fees (net of $6,000 fee credit)	63,000
Shareholders’ reports	38,000
Audit fee	28,000
Legal fees and expenses	21,000
Trustees’ fees	13,000
Insurance expenses	2,000
Loan interest expense	119
Miscellaneous	15,282

Total expenses	2,548,706
Less: Distribution fee waiver—Class A	(44,221)

Net expenses	2,504,485

Net investment income (loss)	1,769,071

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions (including affiliated of $98)	8,352,933
Futures transactions	515,488

8,868,421

Net change in unrealized appreciation (depreciation) on:
Investments	(4,446,798)
Futures	(197,204)

(4,644,002)

Net gain (loss) on investment transactions	4,224,419

Net Increase (Decrease) In Net Assets Resulting From Operations	$5,993,490

See Notes to Financial Statements.

28

Statement of Changes in Net Assets

	Year Ended October 31,
	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,769,071	$1,510,203
Net realized gain (loss) on investment transactions	8,868,421	9,377,131
Net change in unrealized appreciation (depreciation) on investments	(4,644,002)	(3,941,549)

Net increase (decrease) in net assets resulting from operations	5,993,490	6,945,785

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(774,919)	(577,534)
Class B	(5,279)	(162)
Class C	(81,031)	(1,954)
Class Z	(852,298)	(355,525)

	(1,713,527)	(935,175)

Distributions from net realized gains
Class A	(4,028,233)	(6,437,641)
Class B	(123,545)	(244,987)
Class C	(1,896,176)	(2,948,080)
Class Z	(3,445,643)	(2,966,065)

	(9,493,597)	(12,596,773)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	26,627,981	71,467,428
Net asset value of shares issued in reinvestment of dividends and distributions	10,951,763	13,218,125
Cost of shares reacquired	(40,951,564)	(38,917,142)

Net increase (decrease) in net assets from Fund share transactions	(3,371,820)	45,768,411

Total increase (decrease)	(8,585,454)	39,182,248

Net Assets:
Beginning of year	210,610,444	171,428,196

End of year(a)	$202,024,990	$210,610,444

(a) Includes undistributed net investment income of:	$1,421,946	$1,334,876

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity Fund	29

Notes to Financial Statements

Prudential Investment Portfolios 9 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of four funds: Prudential QMA Large-Cap Core Equity Fund (the “Fund”, formerly Prudential Large-Cap Core Equity Fund), Prudential Absolute Return Bond Fund, Prudential Select Real Estate Fund and Prudential Real Estate Income Fund. These financial statements relate to Prudential QMA Large-Cap Core Equity Fund, a diversified fund. The financial statements of the Prudential Absolute Return Bond Fund, Prudential Select Real Estate Fund and Prudential Real Estate Income Fund are not presented herein. The Fund’s investment objective is long-term after-tax growth of capital.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing

30

price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory notes (“P-notes”) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Prudential QMA Large-Cap Core Equity Fund	31

Notes to Financial Statements (continued)

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser

32

may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. For the period March 31, 2016 through July 18, 2016 the collateral was invested in an ultra-short bond fund. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested that may occur during the term of the loan.

REITs: The Fund invests in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and is recorded accordingly. These estimates are adjusted when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Prudential QMA Large-Cap Core Equity Fund	33

Notes to Financial Statements (continued)

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. PI pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .65% of the Fund’s average daily net assets up to and including $500 million and .60% of the Fund’s average daily net assets in excess of $500 million. The effective management fee rate was .65% for the year ended October 31, 2016. Effective December 9, 2016, the management fee paid to PI is computed daily and payable monthly at an annual rate of .35% of the Fund’s average daily net assets up to and including $5 billion and .34% of the Fund’s average daily net assets in excess of $5 billion.

34

PI had contractually agreed through February 29, 2016, to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Fund to .95% of the Fund’s average daily net assets. Effective December 9, 2016, PI has contractually agreed through February 28, 2018 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, transfer agency expenses (including sub-transfer agency and networking fees), taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Fund to .35% of the Fund’s average daily net assets. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Through February 28, 2018, PIMS contractually agreed to limit such fees to .25% of the average daily net assets of Class A shares.

PIMS has advised the Fund that it received $68,077 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2016.

From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2016 it received $7, $2,014 and $962 in contingent deferred sales charges imposed upon certain redemptions by Class A, B and Class C shareholders, respectively.

PI, QMA and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees

Prudential QMA Large-Cap Core Equity Fund	35

Notes to Financial Statements (continued)

and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Effective July 7, 2016, the Board replaced PGIM, Inc., an indirect, wholly-owned subsidiary of Prudential, as securities lending agent with a third party agent. Prior to July 7, 2016, PGIM, Inc. was the Fund’s securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”. For the period November 1, 2015 through February 4, 2016, PGIM, Inc. had been compensated $1,642 for these services. At the June 2016 meeting of the Board, the Board approved compensation to PGIM, Inc. related to securities lending activities. The payment was for services provided from February 5, 2016 through July 5, 2016 and totaled $654. Additionally, PGIM, Inc. reimbursed the Fund $1,914 related to securities lending income adjustments. Prior to January 4, 2016, PGIM, Inc. was known as Prudential Investment Management, Inc. (“PIM”).

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Fund invests its overnight sweep cash in the Prudential Core Ultra Short Bond Fund, (formerly known as Prudential Core Taxable Money Market Fund), (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund, (the “Money Market Fund”), each a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core and the Money Market Funds are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Note 4. Portfolio Securities

The cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, for the year ended October 31, 2016, were $180,803,285 and $193,476,718, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized gain on investment transactions and paid-in capital in excess of

36

par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment transactions. For the year ended October 31, 2016, the adjustments were to increase undistributed net investment income and decrease accumulated net realized gain on investment transactions by $31,526 due to certain book to tax differences. Net investment income, net realized gain (loss) on investment transactions and net assets were not affected by this change.

The tax character of dividends paid by the Fund were $1,713,527 of ordinary income and $9,493,597 of long-term capital gains for the year ended October 31, 2016 and $2,561,946 of ordinary income and $10,970,002 of long-term capital gains for the year ended October 31, 2015.

As of October 31, 2016, the accumulated undistributed earnings on a tax basis were $1,397,096 of ordinary income and $8,601,053 of long-term capital gains. This differs from the amount on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2016 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$141,602,362	$61,026,168	$(1,391,292)	$59,634,876

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and other cost basis differences between financial and tax accounting.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. Purchases of $1 million or more are subject to a contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of their purchase. The Class A shares CDSC is waived for purchases by certain retirement and/or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months of purchase. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for a sale to a limited group of investors.

Prudential QMA Large-Cap Core Equity Fund	37

Notes to Financial Statements (continued)

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of capital stock.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value.

As of October 31, 2016, 6 shareholders of record held 62% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	452,917	$6,798,596
Shares issued in reinvestment of dividends and distributions	320,176	4,668,169
Shares reacquired	(627,853)	(9,479,684)

Net increase (decrease) in shares outstanding before conversion	145,240	1,987,081
Shares issued upon conversion from other share class(es)	33,899	516,900
Shares reacquired upon conversion into other share class(es)	(10,357)	(161,318)

Net increase (decrease) in shares outstanding	168,782	$2,342,663

Year ended October 31, 2015:
Shares sold	430,871	$6,889,335
Shares issued in reinvestment of dividends and distributions	432,617	6,839,669
Shares reacquired	(616,725)	(9,820,019)

Net increase (decrease) in shares outstanding before conversion	246,763	3,908,985
Shares issued upon conversion from other share class(es)	68,269	1,096,026
Shares reacquired upon conversion into other share class(es)	(80,198)	(1,279,380)

Net increase (decrease) in shares outstanding	234,834	$3,725,631

Class B
Year ended October 31, 2016:
Shares sold	19,444	$275,278
Shares issued in reinvestment of dividends and distributions	8,828	119,535
Shares reacquired	(26,494)	(365,317)

Net increase (decrease) in shares outstanding before conversion	1,778	29,496
Shares reacquired upon conversion into other share class(es)	(34,070)	(480,472)

Net increase (decrease) in shares outstanding	(32,292)	$(450,976)

Year ended October 31, 2015:
Shares sold	33,048	$497,026
Shares issued in reinvestment of dividends and distributions	15,954	235,324
Shares reacquired	(32,007)	(471,704)

Net increase (decrease) in shares outstanding before conversion	16,995	260,646
Shares reacquired upon conversion into other share class(es)	(33,347)	(493,572)

Net increase (decrease) in shares outstanding	(16,352)	$(232,926)

38

Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	247,662	$3,502,745
Shares issued in reinvestment of dividends and distributions	141,301	1,916,041
Shares reacquired	(260,669)	(3,626,640)

Net increase (decrease) in shares outstanding before conversion	128,294	1,792,146
Shares reacquired upon conversion into other share class(es)	(23,953)	(341,855)

Net increase (decrease) in shares outstanding	104,341	$1,450,291

Year ended October 31, 2015:
Shares sold	339,669	$5,033,340
Shares issued in reinvestment of dividends and distributions	194,484	2,870,589
Shares reacquired	(275,243)	(4,084,964)

Net increase (decrease) in shares outstanding before conversion	258,910	3,818,965
Shares reacquired upon conversion into other share class(es)	(62,640)	(935,768)

Net increase (decrease) in shares outstanding	196,270	$2,883,197

Class Z
Year ended October 31, 2016:
Shares sold	1,054,880	$16,051,362
Shares issued in reinvestment of dividends and distributions	285,869	4,248,018
Shares reacquired	(1,783,223)	(27,479,923)

Net increase (decrease) in shares outstanding before conversion	(442,474)	(7,180,543)
Shares issued upon conversion from other share class(es)	30,619	482,907
Shares reacquired upon conversion into other share class(es)	(1,046)	(16,162)

Net increase (decrease) in shares outstanding	(412,901)	$(6,713,798)

Year ended October 31, 2015:
Shares sold	3,631,013	$59,047,727
Shares issued in reinvestment of dividends and distributions	203,264	3,272,543
Shares reacquired	(1,502,440)	(24,540,455)

Net increase (decrease) in shares outstanding before conversion	2,331,837	37,779,815
Shares issued upon conversion from other shares class(es)	100,946	1,639,421
Shares reacquired upon conversion into other share class(es)	(1,655)	(26,727)

Net increase (decrease) in shares outstanding	2,431,128	$39,392,509

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The interest rate on borrowings under the SCA is paid monthly and at a per annum rate based upon the higher of 0.0%, the effective federal funds rate, or the One-Month LIBOR rate, plus a contractual spread. Prior to October 6, 2016, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .11% of the unused portion of the SCA. The interest rate on borrowings was substantially the same. The Fund’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the SCA during the year ended October 31, 2016. The average daily balance for the 9 days the Fund had loans outstanding during the period was $277,778,

Prudential QMA Large-Cap Core Equity Fund	39

Notes to Financial Statements (continued)

borrowed at a weighted average interest rate of 1.71%. The maximum loan balance outstanding during the period was $550,000. At October 31, 2016, the Fund did not have an outstanding loan balance.

Note 8. Dividends and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund declared ordinary income dividends and capital gain distributions on December 15, 2016 to shareholders of record on December 16, 2016. The ex-date was December 19, 2016. The per share amounts declared were as follows:

	Ordinary Income	Long-Term Capital Gains
Class A	$0.15079	$0.66835
Class B	$0.04761	$0.66835
Class C	$0.04761	$0.66835
Class Z	$0.18894	$0.66835

Note 9. Recent Accounting Pronouncements and Reporting Updates

In January 2016, the FASB issued Accounting Standards Update (“ASU”) No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. In an effort to enhance monitoring and regulation, the new rules and forms will allow the SEC to more effectively collect and use data reported by funds. The new rules also enhance disclosure regarding fund liquidity and redemption practices. Also under the new rules, the SEC will permit open-end funds, with the exception of money market funds, to offer swing pricing, subject to board approval and review. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures, if any.

40

Financial Highlights

Class A Shares
	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.92	$16.55	$15.23	$12.70	$11.84
Income (loss) from investment operations:
Net investment income (loss)	.14	.14	.11	.14	.11
Net realized and unrealized gain (loss) on investment transactions	.29	.55	2.46	3.01	1.65
Total from investment operations	.43	.69	2.57	3.15	1.76
Less Dividends and Distributions:
Dividends from net investment income	(.14)	(.11)	(.13)	(.13)	(.11)
Distributions from net realized gains	(.72)	(1.21)	(1.12)	(.49)	(.79)
Total dividends and distributions	(.86)	(1.32)	(1.25)	(.62)	(.90)
Net asset value, end of year	$15.49	$15.92	$16.55	$15.23	$12.70
Total Return(b):	3.02%	4.20%	18.09%	26.00%	16.16%

Ratios/Supplemental Data:
Net assets, end of year (000)	$89,169	$88,920	$88,561	$81,558	$70,475
Average net assets (000)	$88,443	$90,171	$86,047	$76,459	$65,277
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.17%	1.14%	1.16%	1.20%	1.20%
Expenses before waivers and/or expense reimbursement	1.22%	1.19%	1.21%	1.30%	1.40%
Net investment income (loss)	.91%	.89%	.74%	.99%	.95%
Portfolio turnover rate	89%	112%	91%	94%	89%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include the expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity Fund	41

Financial Highlights (continued)

Class B Shares
	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.75	$15.43	$14.29	$11.96	$11.20
Income (loss) from investment operations:
Net investment income (loss)	.03	.02	- (d)	.03	.03
Net realized and unrealized gain (loss) on investment transactions	.27	.51	2.29	2.84	1.55
Total from investment operations	.30	.53	2.29	2.87	1.58
Less Dividends and Distributions:
Dividends from net investment income	(.03)	- (d)	(.03)	(.05)	(.03)
Distributions from net realized gains	(.72)	(1.21)	(1.12)	(.49)	(.79)
Total dividends and distributions	(.75)	(1.21)	(1.15)	(.54)	(.82)
Net asset value, end of year	$14.30	$14.75	$15.43	$14.29	$11.96
Total Return(b):	2.31%	3.42%	17.16%	25.02%	15.29%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,132	$2,676	$3,052	$3,275	$3,029
Average net assets (000)	$2,348	$3,018	$3,150	$3,085	$3,496
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.92%	1.89%	1.91%	1.95%	1.95%
Expenses before waivers and/or expense reimbursement	1.92%	1.89%	1.91%	2.00%	2.11%
Net investment income (loss)	.19%	.15%	- (e)	.25%	.22%
Portfolio turnover rate	89%	112%	91%	94%	89%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include the expenses of the underlying funds in which the Fund invests.
(d)	Less than $.005 per share.
(e)	Less than .005%.

See Notes to Financial Statements.

42

Class C Shares
	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.77	$15.45	$14.30	$11.97	$11.21
Income (loss) from investment operations:
Net investment income (loss)	.02	.02	- (d)	.03	.02
Net realized and unrealized gain (loss) on investment transactions	.27	.51	2.30	2.84	1.56
Total from investment operations	.29	.53	2.30	2.87	1.58
Less Dividends and Distributions:
Dividends from net investment income	(.03)	- (d)	(.03)	(.05)	(.03)
Distributions from net realized gains	(.72)	(1.21)	(1.12)	(.49)	(.79)
Total dividends and distributions	(.75)	(1.21)	(1.15)	(.54)	(.82)
Net asset value, end of year	$14.31	$14.77	$15.45	$14.30	$11.97
Total Return(b):	2.24%	3.42%	17.21%	24.99%	15.28%

Ratios/Supplemental Data:
Net assets, end of year (000)	$39,218	$38,919	$37,681	$32,128	$20,134
Average net assets (000)	$38,344	$38,738	$35,817	$23,702	$20,445
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.92%	1.89%	1.91%	1.95%	1.95%
Expenses before waivers and/or expense reimbursement	1.92%	1.89%	1.91%	2.00%	2.10%
Net investment income (loss)	.16%	.14%	(.01)%	.20%	.20%
Portfolio turnover rate	89%	112%	91%	94%	89%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include the expenses of the underlying funds in which the Fund invests.
(d)	Less than $.005 per share.

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity Fund	43

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.24	$16.86	$15.49	$12.91	$12.03
Income (loss) from investment operations:
Net investment income (loss)	.18	.18	.16	.17	.15
Net realized and unrealized gain (loss) on investment transactions	.31	.55	2.49	3.06	1.67
Total from investment operations	.49	.73	2.65	3.23	1.82
Less Dividends and Distributions:
Dividends from net investment income	(.18)	(.14)	(.16)	(.16)	(.15)
Distributions from net realized gains	(.72)	(1.21)	(1.12)	(.49)	(.79)
Total dividends and distributions	(.90)	(1.35)	(1.28)	(.65)	(.94)
Net asset value, end of year	$15.83	$16.24	$16.86	$15.49	$12.91
Total Return(b):	3.35%	4.41%	18.39%	26.28%	16.41%

Ratios/Supplemental Data:
Net assets, end of year (000)	$71,506	$80,096	$42,134	$34,851	$34,551
Average net assets (000)	$75,803	$57,677	$38,052	$37,799	$32,953
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.92%	.89%	.91%	.95%	.95%
Expenses before waivers and/or expense reimbursement	.92%	.89%	.91%	1.00%	1.10%
Net investment income (loss)	1.18%	1.12%	.99%	1.25%	1.21%
Portfolio turnover rate	89%	112%	91%	94%	89%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include the expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

44

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 9:

We have audited the accompanying statement of assets and liabilities of Prudential QMA Large-Cap Core Equity Fund, one of the series constituting Prudential Investment Portfolios 9 (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 15, 2016

Prudential QMA Large-Cap Core Equity Fund	45

Federal Income Tax Information (unaudited)

We are advising you that during the fiscal year ended October 31, 2016, the Fund reports the maximum amount allowed per share but not less than $0.72 for Class A, B, C and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2016, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential QMA Large-Cap Core Equity Fund	98.50%	93.90%

In January 2017, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2016.

46

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (58) Board Member Portfolios Overseen: 89	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (64) Board Member Portfolios Overseen: 89	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (64) Board Member Portfolios Overseen: 89	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential QMA Large-Cap Core Equity Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (60) Board Member Portfolios Overseen: 89	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President
	(2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (71) Board Member Portfolios Overseen: 89	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (73) Board Member & Independent Chair Portfolios Overseen: 89	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (73) Board Member Portfolios Overseen: 89	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (54) Board Member & President Portfolios Overseen: 89	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 89	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (57) Board Member Portfolios Overseen: 87	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each individual joined the Board is as follows:

Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Richard A. Redeker, 1998; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Prudential QMA Large-Cap Core Equity Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (61) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (41) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (58) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (58) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (42) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (54) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Theresa C. Thompson (54) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Charles H. Smith (43) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007–December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998—January 2007).	Since 2016
M. Sadiq Peshimam (52) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (58) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (49) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (55) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (48) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential QMA Large-Cap Core Equity Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential QMA Large-Cap Core Equity Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-9, 2016 and approved the renewal of the agreements through July 31, 2017, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-9, 2016.

[1]	Prudential QMA Large-Cap Core Equity Fund is a series of Prudential Investment Portfolios 9.

Prudential QMA Large-Cap Core Equity Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the

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Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but that at its current level of assets the Fund did not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Prudential QMA Large-Cap Core Equity Fund

Approval of Advisory Agreements (continued)

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five-, and ten-year periods ended December 31, 2015.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2015. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Large-Cap Core Funds Performance Universe) and the Peer Group were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of

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any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	1st Quartile	1st Quartile	2nd Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the three-year, five-year, and ten-year periods, although it underperformed over the one-year period.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential QMA Large-Cap Core Equity Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential QMA Large-Cap Core Equity Fund, Prudential Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL QMA LARGE-CAP CORE EQUITY FUND

SHARE CLASS	A	B	C	Z
NASDAQ	PTMAX	PTMBX	PTMCX	PTEZX
CUSIP	74441J100	74441J209	74441J308	74441J407

MF187E    0300065-00001-00

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

     Prudential Real Estate Income Fund

ANNUAL REPORT	OCTOBER 31, 2016

To enroll in e-delivery, go to prudentialfunds.com/edelivery

Objective: To seek income and capital appreciation

Highlights

PRUDENTIAL REAL ESTATE INCOME FUND

•	Performance was strong during the reporting period. All three major regions represented in the Fund performed well for the period.

•

On a regional basis, Europe performed the best. An underweight allocation to the United Kingdom and strong security selection among UK names led to strong relative performance. (For a complete list of holdings, refer to the Portfolio of Investments section of this report.)

•	The largest detractors from performance were several sectors in the US. Stock selection among the specialty, office, hotel, and retail companies was weak.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Real Estate is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2016 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Real Estate Income Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2016.

During the reporting period, the US economy experienced modest growth.

Labor markets were healthy, and consumer confidence rose. The housing market brightened somewhat, as momentum continued for the new home market. The Federal Reserve kept interest rates unchanged at its September meeting, but pointed to the strong possibility of a rate hike in December. Internationally, concerns over Brexit—the term used to represent Britain’s decision to leave the European Union—remained in the spotlight.

Equity markets in the US were firmly in positive territory at the end of the reporting period, as US stocks posted strong gains. European stocks struggled earlier, but found some traction in the third quarter. Asian markets also advanced, and emerging markets rose sharply.

US fixed income markets experienced overall gains. High yield bonds posted very strong results. Corporate bonds and Treasuries also performed well. Accommodative monetary policy by central banks helped lift global bond markets.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, build a diversified plan that’s right for you, and make adjustments when necessary.

By having Prudential Investments help you address your goals, you gain the advantage of asset managers that also manage money for many major corporations and pension funds around the world. That means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Real Estate Income Fund

December 15, 2016

Prudential Real Estate Income Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/16
	One Year (%)	Since Inception (%)
Class A	6.92	4.19 (6/3/15)
Class C	6.22	3.13 (6/3/15)
Class Z	7.19	4.54 (6/3/15)
Custom Blend Index	3.37	4.19
Lipper Global Real Estate Funds Average	1.37	0.65

Average Annual Total Returns (With Sales Charges) as of 9/30/16
	One Year (%)	Since Inception (%)
Class A	8.68	1.21 (6/3/15)
Class C	13.29	4.87 (6/3/15)
Class Z	15.28	5.90 (6/3/15)
Custom Blend Index	14.10	6.93
Lipper Global Real Estate Funds Average	12.90	4.72

Average Annual Total Returns (With Sales Charges) as of 10/31/16
	One Year (%)	Since Inception (%)
Class A	1.03	–1.09 (6/3/15)
Class C	5.22	2.20 (6/3/15)
Class Z	7.19	3.19 (6/3/15)

Average Annual Total Returns (Without Sales Charges) as of 10/31/16
	One Year (%)	Since Inception (%)
Class A	6.92	2.94 (6/3/15)
Class C	6.22	2.20 (6/3/15)
Class Z	7.19	3.19 (6/3/15)

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Real Estate Income Fund (Class A shares) with a similar investment in the Custom Blend Index by portraying the initial account values at the commencement of operations for Class A shares (June 3, 2015) and the account values at the end of the current fiscal year (October 31, 2016) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 years of returns.

Prudential Real Estate Income Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	None

Benchmark Definitions

Custom Blend Index—The Custom Blend Index is a model portfolio consisting of the FTSE EPRA/NAREIT Developed Real Estate Net Index (80%), which is an unmanaged index and reflects the stock performance of companies engaged in specific aspects of the major real estate markets/regions of the world; and the BofA Merrill Lynch 7% Constrained REIT Preferred Securities Index (20%), which is an unmanaged index that is a subset of the BofA Merrill Lynch Fixed Rate Preferred Securities Index including all REIT-issued preferred securities.

Lipper Global Real Estate Funds Average—The Lipper Global Real Estate Funds Average includes funds that invest at least 25% but less than 75% of their equity portfolios in shares of companies engaged in the real estate industry that are strictly outside of the US or whose securities are principally traded outside of the US.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

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Five Largest Holdings expressed as a percentage of net assets as of 10/31/16 (%)
Community Healthcare Trust, Inc., Health Care REITs	5.4
MedEquities Realty Trust, Inc., Health Care REITs	5.0
Frasers Logistics & Industrial Trust (Singapore), Industrial REITs	4.4
Care Capital Properties, Inc., Health Care REITs	4.3
Cache Logistics Trust (Singapore), Industrial REITs	4.2

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/16 (%)
Health Care REITs	23.6
Diversified REITs	16.9
Retail REITs	14.4
Industrial REITs	14.0
Hotel & Resort REITs	13.7

Industry weightings reflect only long-term investments and are subject to change.

Prudential Real Estate Income Fund	7

Strategy and Performance Overview

How did the Fund perform?

The Prudential Real Estate Income Fund’s Class A shares gained 6.92% for the 12-month reporting period ended October 31, 2016, outperforming the 3.37% return of the Customized Blend Index (the Index) and the 1.37% return of the Lipper Global Real Estate Funds Average.

What were conditions like in the global real estate securities market?

•

In the US, real estate investment trust (REIT) returns were primarily driven by shifting views on global economic growth, interest rates, concerns over where we are in the real estate cycle, as well as continued strong real estate fundamentals. The level of jobs growth continued to create ample real estate demand to absorb vacancies and create pricing power in most property types and markets. However, it was not so much that it created material supply additions, with the exception of apartments and select industrial and hotel markets. New supply remains well below historical averages and near historical lows at 1% of existing supply. Supply additions across property types remain well below long-term averages with the exception of multifamily, which is in line with its long-term average. REITs continued to take advantage of the availability and relatively low cost of capital. From a relative valuation perspective, certain sectors are trading at very wide discounts relative to their historical levels.

•

In Europe, despite apparently large discounts to both gross and net asset value available in the UK, the Fund maintains an underweight position to the London office sector, in particular due to the still high degree of uncertainty surrounding the process of the UK’s exit from the European Union (EU) and its economic (and possibly political) consequences. The Fund continues to look for attractively valued stocks in continental Europe that will benefit from the recently expanded quantitative easing measures of the European Central Bank and signs of rental market recovery in selected continental markets that have bottomed out and are showing initial evidence of rental recovery, such as Spain and French offices. The investment market demand remains strong in Europe, from private capital in particular, exerting modest further downward pressure on capitalization rates, (the prospective rates of return on properties based on their expected income), especially in the core assets in the more liquid markets. Office markets in Dublin, Amsterdam, Paris, Frankfurt, and Berlin should benefit from the Brexit uncertainty as corporations move a portion of their London-based operations into the EU over the coming years.

•

In Asia, real estate capitalization rates in the region remain compressed over the past 12 months, underpinned by a low-interest rate environment and liquidity flow from North Asia. Notwithstanding, the spread between public market implied cap rate and private real estate value continues to widen. Transactions of commercial assets remain at elevated levels, comparable to the all-time high achieved in 2015. The most robust was

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Singapore, with volumes up over 40% while Japan was the most subdued (down less than 10%) due to absence of quality supply and peak cap rates. Chinese capital continued to pour into the Hong Kong commercial real estate market, motivated in part by concerns of further RMB devaluation. The current office stock availability in Hong Kong Central, Tokyo, and Sydney is in favor of landlords. Large new supply is expected in Tokyo and Singapore in the next 12 to 18 months and the flight to quality factor is causing some tenants in older buildings to relocate to the newer ones. In Asia Pacific, real estate market conditions remained intact post Brexit and there are no detectable changes observed after the US election.

What worked?

•	Performance has been strong during the reporting period. All three major regions represented in the Fund performed well for the period.

•	On a regional basis, Europe performed the best. An underweight allocation to the United Kingdom and strong security selection among UK names led to strong relative performance.

•	In the US, the Health care sector made the most noteworthy contribution to performance as a result of its overweight allocation as well as strong security selection within the sector.

•

The Triple Net sector also made a meaningful impact on relative performance, largely due to its overweighting. A triple net refers to a type of lease agreement in which the tenant is responsible for paying the building’s property taxes, insurance, and maintenance.

•	Lastly, in Asia, Singapore and Australia were the standout performers.

What didn’t work?

•	The largest detractors of performance were several sectors in the US. Stock selection among the specialty, office, hotel, and retail companies was weak.

•	In addition, an underweight allocation to the Industrial sector dragged down relative performance.

The percentage points shown in the tables identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings.

Top Contributors (%)		Top Detractors (%)
Senior Housing Properties Trust	2.00	First Potomac Realty Trust	–0.63
Community Healthcare Trust, Inc.	1.55	Cache Logistics Trust	–0.77
MGM Growth Properties LLC Class A	1.16	Chesapeake Lodging Trust	–1.16
Physicians Realty Trust	0.97	CBL & Associates Properties, Inc.	–1.22
Keppel REIT	0.77	NorthStar Realty Finance Corp.	–1.79

Prudential Real Estate Income Fund	9

Strategy and Performance Overview (continued)

Current Outlook

•

In the US, REITs should experience continued improvement in operating fundamentals and have the potential to deliver double-digit dividend and high-single-digit cash flow growth in the next 12 months. A slow growth, lower rates for the longer-term bodes well for US REITs. US REITs offer a valuable combination of income and growth in a volatile market. The Fund is positioned to focus on companies with strong relative internal cash flow growth and strong balance sheets that trade at reasonable valuations relative to their private market value.

•

In Europe, the Fund maintains an underweight position to the London office sector, in particular due to the still high degree of uncertainty surrounding the process of the UK’s exit from the European Union (EU) and its economic (and possibly political) consequences. The Fund continues to look for attractively valued stocks in continental Europe that will benefit from the recently expanded quantitative easing measures of the European Central Bank and signs of rental market recovery in selected continental markets that have bottomed out and are showing initial evidence of rental recovery, such as Spanish and French offices.

•

In Asia, particularly Japan, developers remain weak on a perceived lack of momentum in recent stimulus attempts and the country’s attempts to grow the economy. In addition, recent weak data in condominium sales has added to the pessimistic outlook. The prospect of an imminent Federal Reserve hike leading to renewed Yen weakness should help developer share prices. In the interim, the Fund is adhering to a more cautious stance in the developers. The management team also remains selective in the Japan REIT sector, owing to their strong relative performance to the developers and lower expectations of incremental Bank of Japan (BOJ) action. The Fund’s preference remains with the hotel and retail Japanese REITs on the premise that they are prime beneficiaries of the improving tourism landscape—offering both organic and acquisition growth.

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Comments on Largest Holdings

5.4%	Community Healthcare Trust, Inc., Health Care REITs

Community Healthcare Trust, Inc. is a fully integrated health care real estate company that was organized as a Maryland corporation to acquire and own properties that are leased to hospitals, doctors, health care systems or other health care service providers in Non-Urban markets.

5.0%	MedEquities Realty Trust, Inc., Health Care REITs

MedEquities Realty Trust, Inc. operates as a real estate investment trust. The trust focuses on investment in a diversified mix of health care properties and health care related real estate debt investments. MedEquities Realty Trust owns, develops, operates, leases, and disposes health care properties and portfolios.

4.4%	Frasers Logistics & Industrial Trust, Industrial REITs

Frasers Logistics & Industrial Trust is a Singapore real estate investment trust. The trust invests globally, directly or indirectly, in a diversified portfolio of income-producing real estate assets which are predominantly used for logistics or industrial purposes, whether wholly or partially, as well as such industrial real estate-related assets with an initial focus on Australia.

4.3%	Care Capital Properties, Inc., Health Care REITs

Care Capital Properties, Inc. operates as a real estate investment trust. The trust focuses on a diversified portfolio of triple-net leased properties entered on the post-acute sector and skilled nursing facilities.

4.2%	Cache Logistics Trust, Industrial REITs

Cache Logistics Trust is a Singapore-based REIT. The REIT invests in income-producing real estate used for logistics purposes in Asia-Pacific, as well as real estate-related assets.

Prudential Real Estate Income Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2016, at the beginning of the period, and held through the six-month period ended October 31, 2016. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses

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paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Real Estate Income Fund		Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,054.20	1.35%	$6.97
	Hypothetical	$1,000.00	$1,018.35	1.35%	$6.85
Class C	Actual	$1,000.00	$1,050.30	2.10%	$10.82
	Hypothetical	$1,000.00	$1,014.58	2.10%	$10.63
Class Z	Actual	$1,000.00	$1,055.60	1.10%	$5.68
	Hypothetical	$1,000.00	$1,019.61	1.10%	$5.58

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2016, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

The Fund’s annual expense ratios for the 12-month period ended October 31, 2016, are as follows:

Class	Gross Operating Expenses (%)	Net Operating Expenses (%)
A	3.37	1.35
C	4.78	2.10
Z	4.85	1.10

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Real Estate Income Fund	13

Portfolio of Investments

as of October 31, 2016

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 99.5%

COMMON STOCKS 80.9%

Diversified REITs 12.0%
Agellan Commercial Real Estate Investment Trust (Canada)	8,640	$68,731
First Potomac Realty Trust	14,080	125,593
Lexington Realty Trust	13,034	132,165
NorthStar Realty Finance Corp.	15,841	230,011
Suntec Real Estate Investment Trust (Singapore)	181,041	218,662

		775,162

Health Care REITs 23.6%
Care Capital Properties, Inc.	10,361	275,292
Community Healthcare Trust, Inc.	15,609	349,329
MedEquities Realty Trust, Inc.	27,800	322,202
Omega Healthcare Investors, Inc.	4,287	136,455
Physicians Realty Trust	2,891	57,155
Sabra Health Care REIT, Inc.	7,352	171,302
Senior Housing Properties Trust	7,226	153,697
Ventas, Inc.	862	58,401

		1,523,833

Hotel & Resort REITs 9.4%
Chesapeake Lodging Trust	12,427	269,790
DiamondRock Hospitality Co.	12,500	114,375
MGM Growth Properties LLC (Class A Stock)	8,469	222,904

		607,069

Industrial REITs 11.3%
Ascendas Real Estate Investment Trust (Singapore)	42,651	72,684
Cache Logistics Trust (Singapore)	455,237	271,815
Frasers Logistics & Industrial Trust (Singapore)*	415,000	287,755
Prologis Property Mexico SA de CV (Mexico)	60,657	102,052

		734,306

Office REITs 4.3%
Alstria Office REIT-AG (Germany)*	40	516
Keppel REIT (Singapore)	278,200	218,200
New York REIT, Inc.	6,249	58,866

		277,582

Real Estate Operating Companies 1.7%
TLG Immobilien AG (Germany)	5,406	113,339

See Notes to Financial Statements.

Prudential Real Estate Income Fund	15

Portfolio of Investments (continued)

as of October 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Residential REITs 3.4%
Empiric Student Property PLC (United Kingdom)	79,600	$107,958
Irish Residential Properties REIT PLC (Ireland)	89,048	114,829

		222,787

Retail REITs 10.9%
Eurocommercial Properties NV (Netherlands)	2,704	115,042
Kenedix Retail REIT Corp. (Japan)	25	60,344
Mapletree Commercial Trust (Singapore)	193,249	212,415
Starhill Global REIT (Singapore)	129,400	75,794
Washington Prime Group, Inc.	16,620	174,344
Wereldhave NV (Netherlands)	1,500	67,141

		705,080

Specialized REITs 4.3%
Extra Space Storage, Inc.	875	64,006
Four Corners Property Trust, Inc.	10,622	213,290

		277,296

TOTAL COMMON STOCKS (cost $5,334,331)		5,236,454

PREFERRED STOCKS 18.6%

Diversified REITs 4.9%
Gramercy Property Trust	5,600	151,452
VEREIT, Inc.	6,025	161,590

		313,042

Hotel & Resort REITs 4.3%
Pebblebrook Hotel Trust	3,198	83,756
Sunstone Hotel Investors, Inc.(a)	7,000	193,130

		276,886

Industrial REITs 2.7%
Rexford Industrial Realty, Inc.*	3,700	93,055
STAG Industrial, Inc.	3,000	79,500

		172,555

Residential REITs 3.2%
American Homes 4 Rent(a)	8,000	209,440

See Notes to Financial Statements.

16

Description	Shares	Value (Note 1)
PREFERRED STOCKS (Continued)

Retail REITs 3.5%
Cedar Realty Trust, Inc.	3,250	$83,525
Pennsylvania Real Estate Investment Trust	5,650	144,922

		228,447

Specialized REITs
DuPont Fabros Technology, Inc.	13	358

TOTAL PREFERRED STOCKS (cost $1,135,801)		1,200,728

TOTAL LONG-TERM INVESTMENTS (cost $6,470,132)		6,437,182

SHORT-TERM INVESTMENTS 7.3%

AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(b)	97,366	97,366
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $375,248; includes $375,096 of cash collateral for securities on loan)(b)(c)	375,205	375,280

TOTAL SHORT-TERM INVESTMENTS (cost $472,614)(Note 3)		472,646

TOTAL INVESTMENTS 106.8% (cost $6,942,746) (Note 5)		6,909,828
Liabilities in excess of other assets (6.8)%		(439,869)

NET ASSETS 100.0%		$6,469,959

The following abbreviations are used in the annual report:

REITs—Real Estate Investment Trusts

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $366,797; cash collateral of $375,096 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund.
(c)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

See Notes to Financial Statements.

Prudential Real Estate Income Fund	17

Portfolio of Investments (continued)

as of October 31, 2016

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Diversified REITs	$556,500	$218,662	$—
Health Care REITs	1,523,833	—	—
Hotel & Resort REITs	607,069	—	—
Industrial REITs	102,052	632,254	—
Office REITs	58,866	218,716	—
Real Estate Operating Companies	—	113,339	—
Residential REITs	—	222,787	—
Retail REITs	174,344	530,736	—
Specialized REITs	277,296	—	—
Preferred Stocks
Diversified REITs	313,042	—	—
Hotel & Resort REITs	83,756	193,130	—
Industrial REITs	172,555	—	—
Residential REITs	209,440	—	—
Retail REITs	228,447	—	—
Specialized REITs	358	—	—
Affiliated Mutual Funds	472,646	—	—

Total	$4,780,204	$2,129,624	$—

During the period, there were no transfers between Level 1 and Level 2 to report.

See Notes to Financial Statements.

18

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2016 were as follows (unaudited):

Health Care REITs	23.6%
Diversified REITs	16.9
Retail REITs	14.4
Industrial REITs	14.0
Hotel & Resort REITs	13.7
Affiliated Mutual Funds (including 5.8% of collateral for securities on loan)	7.3
Residential REITs	6.6%
Specialized REITs	4.3
Office REITs	4.3
Real Estate Operating Companies	1.7

106.8
Liabilities in excess of other assets	(6.8)

100.0%

See Notes to Financial Statements.

Prudential Real Estate Income Fund	19

Statement of Assets & Liabilities

as of October 31, 2016

Assets
Investments at value, including securities on loan of $366,797:
Unaffiliated investments (cost $6,470,132)	$6,437,182
Affiliated investments (cost $472,614)	472,646
Cash	1,074
Receivable for Fund shares sold	114,406
Dividends and interest receivable	24,274
Tax reclaim receivable	1,519
Prepaid expenses	816

Total assets	7,051,917

Liabilities
Payable to broker for collateral for securities on loan	375,096
Payable for Fund shares reacquired	85,516
Payable for investments purchased	63,977
Accrued expenses and other liabilities	42,335
Management fee payable	14,512
Distribution fee payable	382
Affiliated transfer agent fee payable	140

Total liabilities	581,958

Net Assets	$6,469,959

Net assets were comprised of:
Shares of beneficial interest, at par	$670
Paid-in capital in excess of par	6,627,239

6,627,909
Distributions in excess of net investment income	(32,688)
Accumulated net realized loss on investment and foreign currency transactions	(92,294)
Net unrealized depreciation on investments and foreign currencies	(32,968)

Net assets, October 31, 2016	$6,469,959

See Notes to Financial Statements.

20

Class A
Net asset value and redemption price per share, ($636,632 ÷ 65,891 shares of beneficial interest issued and outstanding)	$9.66
Maximum sales charge (5.50% of offering price)	0.56

Maximum offering price to public	$10.22

Class C
Net asset value, offering price and redemption price per share, ($321,218 ÷ 33,247 shares of beneficial interest issued and outstanding)	$9.66

Class Z
Net asset value, offering price and redemption price per share, ($5,512,109 ÷ 570,407 shares of beneficial interest issued and outstanding)	$9.66

See Notes to Financial Statements.

Prudential Real Estate Income Fund	21

Statement of Operations

Year Ended October 31, 2016

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of foreign withholding taxes of $9,682)	$266,964
Income from securities lending, net (including affiliated income of $63)	455
Affiliated dividend income	315

Total income	267,734

Expenses
Management fee	42,766
Distribution fee—Class A	559
Distribution fee—Class C	1,514
Registration fees	61,000
Custodian and accounting fees	50,000
Audit fee	31,000
Shareholders’ reports	22,000
Legal fees and expenses	21,000
Trustees’ fees	10,000
Transfer agent’s fees and expenses (including affiliated expense of $500)	1,000
Insurance expenses	1,000
Loan interest expense	5
Miscellaneous	14,624

Total expenses	256,468
Less: Management fee waiver and/or expense reimbursement	(195,586)
Distribution fee waiver—Class A	(93)

Net expenses	60,789

Net investment income (loss)	206,945

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $31)	57,519
Foreign currency transactions	(2,095)

55,424

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $32)	103,061
Foreign currencies	28

103,089

Net gain (loss) on investment and foreign currency transactions	158,513

Net Increase (Decrease) In Net Assets Resulting From Operations	$365,458

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

	Year Ended October 31, 2016	June 3, 2015* through October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$206,945	$82,612
Net realized gain (loss) on investment and foreign currency transactions	55,424	(70,663)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	103,089	(136,057)

Net increase (decrease) in net assets resulting from operations	365,458	(124,108)

Dividends from net investment income (Note 1)
Class A	(11,790)	(434)
Class C	(6,735)	(155)
Class Z	(308,719)	(82,870)

	(327,244)	(83,459)

Fund share transactions (Note 6)
Net proceeds from shares sold	1,198,822	5,055,945
Net asset value of shares issued in reinvestment of dividends and distributions	327,133	83,459
Cost of shares reacquired	(26,047)	—

Net increase (decrease) in net assets from Fund share transactions	1,499,908	5,139,404

Total increase (decrease)	1,538,122	4,931,837

Net Assets:
Beginning of year	4,931,837	—

End of year(a)	$6,469,959	$4,931,837

(a) Includes undistributed net investment income of:	$—	$14,200

*	Commencement of operations.

See Notes to Financial Statements.

Prudential Real Estate Income Fund	23

Notes to Financial Statements

Prudential Investment Portfolios 9 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of four portfolios: Prudential Select Real Estate Fund, Prudential Real Estate Income Fund, Prudential QMA Large-Cap Core Equity Fund and Prudential Absolute Return Bond Fund. These financial statements relate only to Prudential Real Estate Income Fund (the “Fund”). The financial statements of the other portfolios are not presented herein.

The Fund commenced investment operations on June 3, 2015.

The investment objective of the Fund is to seek income and capital appreciation.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last

24

sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are generally valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Prudential Real Estate Income Fund	25

Notes to Financial Statements (continued)

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency realized between the trade date and settlement date on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currency transactions.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts,

26

the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. For the period March 31, 2016 through July 18, 2016 the collateral was invested in an ultra-short bond fund. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested that may occur during the term of the loan.

Concentration of Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

REITs: The Fund invests in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or a return of capital and recorded accordingly. These estimates are adjusted periodically when the actual sources of distributions is disclosed by the REITs.

Prudential Real Estate Income Fund	27

Notes to Financial Statements (continued)

Dividends and Distributions: The Fund expects to pay dividends from net investment income quarterly. Distributions from net realized capital and currency gains, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain(loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with PGIM Real Estate, formerly known as Prudential Real Estate Investors (“PREI”), which is a business unit of PGIM, Inc. The subadvisory agreement provides that PGIM Real Estate will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM Real Estate is obligated to keep certain books and records of the Fund. PI pays for the services of PGIM Real Estate, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. Prior to January 4, 2016, PGIM, Inc. was known as Prudential Investment Management, Inc. (“PIM”).

The management fee paid to PI is accrued daily and payable monthly at an annual rate of ..80% of the Fund’s average daily net assets up to and including $1 billion, .78% of the next $2 billion, .76% of the next $2 billion, .75% of the next $5 billion and .74% of the Fund’s average daily net assets in excess of $10 billion. For the year ended October 31, 2016, the effective management fee rate before any waivers and/or expense reimbursement was .80%. For the year ended October 31, 2016, the waiver and/or expense reimbursement exceeded the effective management fee rate.

28

PI has contractually agreed through February 28, 2018 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Fund to 1.10% of the Fund’s average daily net assets. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30% and 1% of the average daily net assets of the Class A and C shares, respectively. The distributor has contractually agreed through February 28, 2018 to reduce its distribution and service (12b-1) fees for Class A shares to .25% of the average daily net assets of Class A shares.

PIMS has advised the Fund that it has received $8,525 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2016. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PI, PIMS and PGIM, Inc. are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Effective July 7, 2016, the Board replaced PGIM, Inc., an indirect wholly-owned subsidiary of Prudential, as securities lending agent with a third party agent. Prior to July 7, 2016, PGIM, Inc. was the Fund’s securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act,

Prudential Real Estate Income Fund	29

Notes to Financial Statements (continued)

that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Fund invests its overnight sweep cash in the Prudential Core Ultra Short Bond Fund, (formerly known as Prudential Core Taxable Money Market Fund, (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund, (the “Money Market Fund”), each a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core and the Money Market Funds are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Note 4. Portfolio Securities

The cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, for the year ended October 31, 2016, were $7,565,382 and $6,098,300, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended October 31, 2016, the adjustments were to decrease distributions in excess of net investment income and increase accumulated net realized loss on investment and foreign currency transactions by $73,411 due to foreign currency transactions, investment in passive foreign investment companies and other book to tax differences. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2016, the tax character of dividends paid by the Fund was $327,244 of ordinary income. For the period ended October 31, 2015, the tax character of dividends paid by the Fund was $83,459 of ordinary income.

As of October 31, 2016, the accumulated undistributed earnings on a tax basis was $17,834 of ordinary income. This differs from the amount shown on the Statement of

30

Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2016 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Depreciation
$7,060,268	$170,055	$(320,495)	$(150,440)	$(50)	$(150,490)

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales, investments in passive foreign investment companies and other book to tax differences. The other cost basis adjustments are attributable to net depreciation on foreign currency transactions.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2016 of approximately $21,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class C and Class Z shares. Class A shares are sold with a frontend sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A shares CDSC is waived for purchases by certain retirement and/or benefit plans. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months of purchase. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for a sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest, $.001 par value per share, divided into three classes, designated Class A, Class C, and Class Z.

Prudential Real Estate Income Fund	31

Notes to Financial Statements (continued)

At reporting period end, Prudential, through its affiliates, owned 1,079 of Class A, 1,068 of Class C and 542,172 of Class Z shares of the Fund, which represents 81% of the Fund’s outstanding shares.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2016 :
Shares sold	63,740	626,085
Shares issued in reinvestment of dividends and distributions	1,199	11,679
Shares reacquired	(2,470)	(24,165)

Net increase (decrease) in shares outstanding	62,469	613,599

Period ended October 31, 2015*:
Shares sold	3,377	$33,048
Shares issued in reinvestment of dividends and distributions	45	434

Net increase (decrease) in shares outstanding	3,422	$33,482

Class C
Year ended October 31, 2016 :
Shares sold	31,258	$296,223
Shares issued in reinvestment of dividends and distributions	689	6,735
Shares reacquired	(31)	(313)

Net increase (decrease) in shares outstanding	31,916	$302,645

Period ended October 31, 2015*:
Shares sold	1,315	$12,897
Shares issued in reinvestment of dividends and distributions	16	155

Net increase (decrease) in shares outstanding	1,331	$13,052

Class Z
Year ended October 31, 2016 :
Shares sold	28,115	$276,514
Shares issued in reinvestment of dividends and distributions	32,928	308,719
Shares reacquired	(155)	(1,569)

Net increase (decrease) in shares outstanding	60,888	$583,664

Period ended October 31, 2015*:
Shares sold	501,000	$5,010,000
Shares issued in reinvestment of dividends and distributions	8,519	82,870

Net increase (decrease) in shares outstanding	509,519	$5,092,870

*	Commencement of operations was June 3, 2015.

32

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The interest rate on borrowings under the SCA is paid monthly and at a per annum rate based upon the higher of 0.0%, the effective Federal Funds rate, or the One Month LIBOR rate, plus a contractual spread. Prior to October 6, 2016, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .11% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The Fund’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the SCA during the year ended October 31, 2016. The balance for the 1 day that the Fund had a loan outstanding during the period was $105,000 borrowed at an interest rate of 1.71%. At October 31, 2016, the Fund did not have an outstanding loan balance.

Note 8. Recent Accounting Pronouncements and Reporting Updates

In January 2016, the FASB issued Accounting Standards Update (“ASU”) No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. In an effort to enhance monitoring and regulation, the new rules and forms will allow the SEC to more effectively collect and use data reported by funds. The new rules also enhance disclosure regarding fund liquidity and redemption practices. Also under the new rules, the SEC will permit open-end funds, with the exception of money market funds, to offer swing pricing, subject to board approval and review. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures, if any.

Prudential Real Estate Income Fund	33

Notes to Financial Statements (continued)

Note 9. Dividends and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund declared ordinary income dividends on December 15, 2016 to shareholders of record on December 16, 2016. The ex-date was December 19, 2016. The per share amounts declared were as follows:

Ordinary Income
Class A	0.09405
Class C	0.07934
Class Z	0.09895

34

Financial Highlights

Class A Shares
	Year Ended October 31, 2016	June 3, 2015(b) through October 31, 2015
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$9.59	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.24	.13
Net realized and unrealized gain (loss) on investment transactions	.39	(.38)
Total from investment operations	.63	(.25)
Less Dividends:
Dividends from net investment income	(.56)	(.16)
Net asset value, end of period	$9.66	$9.59
Total Return(a)	6.92%	(2.55)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$637	$33
Average net assets (000)	$186	$24
Ratios to average net assets(d):
Expense after waivers and/or expense reimbursement	1.35%	1.36%	(e)
Expense before waivers and/or expense reimbursement	3.37%	9.50%	(e)
Net investment income (loss)	2.45%	3.15%	(e)
Portfolio turnover rate	113%	98%	(f)

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Calculated based on average shares outstanding during the period.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

Prudential Real Estate Income Fund	35

Financial Highlights (continued)

Class C Shares
	Year Ended October 31, 2016	June 3, 2015(b) through October 31, 2015
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$9.58	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.19	.11
Net realized and unrealized gain (loss) on investment transactions	.38	(.40)
Total from investment operations	.57	(.29)
Less Dividends:
Dividends from net investment income	(.49)	(.13)
Net asset value, end of period	$9.66	$9.58
Total Return(a)	6.22%	(2.91)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$321	$13
Average net assets (000)	$151	$11
Ratios to average net assets(d):
Expense after waivers and/or expense reimbursement	2.10%	2.13%	(e)
Expense before waivers and/or expense reimbursement	4.78%	10.11%	(e)
Net investment income (loss)	1.98%	2.87%	(e)
Portfolio turnover rate	113%	98%	(f)

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Calculated based on average shares outstanding during the period.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

36

Class Z Shares
	Year Ended October 31, 2016	June 3, 2015(b) through October 31, 2015
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$9.59	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.38	.16
Net realized and unrealized gain (loss) on investment transactions	.28	(.41)
Total from investment operations	.66	(.25)
Less Dividends:
Dividends from net investment income	(.59)	(.16)
Net asset value, end of period	$9.66	$9.59
Total Return(a)	7.19%	(2.47)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$5,512	$4,886
Average net assets (000)	$5,008	$4,868
Ratios to average net assets(d):
Expense after waivers and/or expense reimbursement	1.10%	1.10%	(e)
Expense before waivers and/or expense reimbursement	4.85%	8.98%	(e)
Net investment income (loss)	3.98%	4.08%	(e)
Portfolio turnover rate	113%	98%	(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Calculated based on average shares outstanding during the period.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

Prudential Real Estate Income Fund	37

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 9:

We have audited the accompanying statement of assets and liabilities of Prudential Real Estate Income Fund, one of the series constituting Prudential Investment Portfolios 9 (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and the period from June 3, 2015 (commencement of operations) to October 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2016, and the results of its operations, the changes in its net assets, and the financial highlights for the years or periods described in the first paragraph, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 19, 2016

38

Federal Income Tax Information (unaudited)

For the year ended October 31, 2016, the Fund reports the maximum amount allowable, but not less than 5.94% of the ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

In January 2017, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends received by you in calendar year 2016.

39

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (58) Board Member Portfolios Overseen: 89	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (64) Board Member Portfolios Overseen: 89	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (64) Board Member Portfolios Overseen: 89	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Real Estate Income Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (60) Board Member Portfolios Overseen: 89	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President
	(2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (71) Board Member Portfolios Overseen: 89	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (73) Board Member & Independent Chair Portfolios Overseen: 89	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (73) Board Member Portfolios Overseen: 89	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (54) Board Member & President Portfolios Overseen: 89	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 89	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (57) Board Member Portfolios Overseen: 87	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each individual joined the Board is as follows:

Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Richard A. Redeker, 1998; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Prudential Real Estate Income Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (61) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (41) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (58) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (58) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (42) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (54) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Theresa C. Thompson (54) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Charles H. Smith (43) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007–December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998—January 2007).	Since 2016
M. Sadiq Peshimam (52) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (58) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (49) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (55) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (48) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Real Estate Income Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential Real Estate Income Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”), which provides subadvisory services to the Fund through its PGIM Real Estate unit (“PGIM Real Estate”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-9, 2016 and approved the renewal of the agreements through July 31, 2017, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-9, 2016.

[1]	Prudential Real Estate Income Fund is a series of Prudential Investment Portfolios 9.

Prudential Real Estate Income Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PGIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and PGIM Real Estate. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Real Estate, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PGIM Real Estate, and also considered the qualifications, backgrounds and responsibilities of the PGIM Real Estate’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s, PGIM Real Estate’s, and PGIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI, PGIM Real Estate, and PGIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PI, PGIM Real Estate, and PGIM. The Board noted that PGIM Real Estate and PGIM are affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to

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the Fund by PGIM through PGIM Real Estate, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PGIM through PGIM Real Estate under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI to the Fund during the year ended December 31, 2015 exceeded the management fees paid by the Fund, resulting in an operating loss to PI. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board considered information provided by PI regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PI’s investment in the Fund over time. The Board noted that economies of scale, if any, may be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

Prudential Real Estate Income Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and PGIM

The Board considered potential ancillary benefits that might be received by PI and PGIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PGIM included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and PGIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the quarter ended December 31, 2015. The Board considered that the Fund commenced operations on June 3, 2015 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal period ended October 31, 2015. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Global Real Estate Funds Performance Universe) and the Peer Group were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of

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fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	N/A	N/A	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board considered that, because the Fund commenced operations during 2015, there was less than a full year of performance to review.
•	The Board and PI agreed to continue the Fund’s existing expense cap of 1.10% (exclusive of 12b-1 and certain other fees) through February 28, 2017.
•

The Board concluded that in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Real Estate Income Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	PGIM Real Estate	7 Giralda Farms Madison, NJ 07940

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Real Estate Income Fund, Prudential Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL REAL ESTATE INCOME FUND

SHARE CLASS	A	C	Z
NASDAQ	PRKAX	PRKCX	PRKZX
CUSIP	74441J761	74441J753	74441J746

MF228E    0300086-00001-00

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

     Prudential Select Real Estate Fund

ANNUAL REPORT	OCTOBER 31, 2016

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Objective: Capital appreciation and income

Highlights

PRUDENTIAL SELECT REAL ESTATE FUND

•	Strong security selection in the US residential sector, avoiding France, and good security selection in Germany and Singapore all augmented performance.

•

Weak security selection in Japan hurt relative performance against the 2.48% gain of the FTSE EPRA/NAREIT Developed Real Estate Net Index. (For a complete list of holdings, refer to the Portfolio of Investments section of this report.)

•	An overweight in the United Kingdom also detracted.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Real Estate is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2016 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Select Real Estate Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2016.

During the reporting period, the US economy experienced modest growth.

Labor markets were healthy, and consumer confidence rose. The housing market brightened somewhat, as momentum continued for the new home market. The Federal Reserve kept interest rates unchanged at its September meeting, but pointed to the strong possibility of a rate hike in December. Internationally, concerns over Brexit—the term used to represent Britain’s decision to leave the European Union—remained in the spotlight.

Equity markets in the US were firmly in positive territory at the end of the reporting period, as US stocks posted strong gains. European stocks struggled earlier, but found some traction in the third quarter. Asian markets also advanced, and emerging markets rose sharply.

US fixed income markets experienced overall gains. High yield bonds posted very strong results. Corporate bonds and Treasuries also performed well. Accommodative monetary policy by central banks helped lift global bond markets.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, build a diversified plan that’s right for you, and make adjustments when necessary.

By having Prudential Investments help you address your goals, you gain the advantage of asset managers that also manage money for many major corporations and pension funds around the world. That means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Select Real Estate Fund

December 15, 2016

Prudential Select Real Estate Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/16
	One Year (%)	Since Inception (%)
Class A	0.01	8.01 (8/1/14)
Class C	–0.63	6.21 (8/1/14)
Class Q	0.30	8.59 (8/1/14)
Class Z	0.36	8.69 (8/1/14)
FTSE EPRA/NAREIT Developed Real Estate Net Index*	2.48	5.84
S&P 500 Index	4.49	15.47
S&P Developed Property Net Index*	3.20	6.39
Lipper Global Real Estate Funds Average	1.37	4.76

Average Annual Total Returns (With Sales Charges) as of 9/30/16
	One Year (%)	Since Inception (%)
Class A	4.68	2.95 (8/1/14)
Class C	9.04	4.87 (8/1/14)
Class Q	11.13	5.92 (8/1/14)
Class Z	11.27	5.99 (8/1/14)
FTSE EPRA/NAREIT Developed Real Estate Net Index*	14.85	5.47
S&P 500 Index	15.41	7.77
S&P Developed Property Net Index*	15.14	5.52
Lipper Global Real Estate Funds Average	12.90	4.80

*Effective as of June 30, 2016, the Fund’s primary benchmark is the FTSE EPRA/NAREIT Developed Real Estate Net Index and the S&P Developed Property Net Index has been discontinued as a benchmark for the Fund. The Fund’s Manager believes that the FTSE EPRA/NAREIT Developed Real Estate Net Index provides a more appropriate basis for Fund performance comparisons.

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Average Annual Total Returns (With Sales Charges) as of 10/31/16
	One Year (%)	Since Inception (%)
Class A	–5.49	0.91 (8/1/14)
Class C	–1.57	2.71 (8/1/14)
Class Q	0.30	3.73 (8/1/14)
Class Z	0.36	3.77 (8/ 1/14)

Average Annual Total Returns (Without Sales Charges) as of 10/31/16
	One Year (%)	Since Inception (%)
Class A	0.01	3.48 (8/1/14)
Class C	–0.63	2.71 (8/1/14)
Class Q	0.30	3.73 (8/1/14)
Class Z	0.36	3.77 (8/1/14)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Select Real Estate Fund (Class A shares) with a similar investment in the FTSE EPRA/NAREIT Developed Real Estate Net Index, by portraying the initial account values at the commencement of operations for Class A shares (August 1, 2014) and the account values at the end of the current fiscal year (October 31, 2016) as measured on a quarterly basis. For purposes of

Prudential Select Real Estate Fund	5

Your Fund’s Performance (continued)

the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C, Class Q, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as explained in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Q	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	None	None

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Benchmark Definitions

FTSE EPRA/NAREIT Developed Real Estate Net Index—The Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate investment Trusts (FTSE EPRA/NAREIT) Developed Real Estate Net Index is unmanaged and designed to track the performance of listed real estate companies and REITs worldwide.

S&P 500 Index—The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Lipper Global Real Estate Funds Average—The Lipper Global Real Estate Funds Average (Lipper Average) includes funds that invest at least 25% but less than 75% of their equity portfolios in shares of companies engaged in the real estate industry that are strictly outside of the US or whose securities are principally traded outside of the US.

S&P Developed Property Net Index—The S&P Developed Property Net Index is an unmanaged, weighted index which measures the investable universe of publicly traded property companies domiciled in developed markets.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes and Lipper Average are measured from the closest month-end to the inception date for the indicated share class.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/16 (%)
Federal Realty Investment Trust, Retail REITs	4.0
Extra Space Storage, Inc., Specialized REITs	4.0
CyrusOne, Inc., Specialized REITs	3.8
Alexandria Real Estate Equities, Inc., Office REITs	3.7
Sun Communities, Inc., Residential REITs	3.5

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/16 (%)
Residential REITs	18.4
Specialized REITs	15.2
Retail REITs	14.0
Office REITs	12.8
Diversified REITs	12.7

Industry weightings reflect only long-term investments and are subject to change.

Prudential Select Real Estate Fund	7

Strategy and Performance Overview

How Did The Fund Perform?

The Prudential Select Real Estate Fund’s Class A shares were flat at 0.01% for the 12-months ended October 31, 2016, trailing the 2.48% gain of the FTSE EPRA/NAREIT Developed Real Estate Net Index (Index), and the 1.37% gain of the Lipper Global Real Estate Funds Average.

What were conditions in the global real estate securities market?

•

In the United States, shifting views about global economic growth, changing interest rates, and concerns over where the real estate cycle is now, and continued strong real estate fundamentals affected returns. Employment growth created ample demand to absorb vacancies and to create pricing power, but not enough to generate additional supply, which remains near historical lows. The exception is new multifamily units, which are in line with their long-term average growth.

•

Europe has been the global region with the weakest performance over the last 12 months. The primary reason for this lagging performance was the shock referendum result in the UK in June in favor of leaving the European Union. This caught the market by surprise and caused a severe correction in share prices and the value of the British pound against the US dollar, depressing Fund returns. The Fund sold a significant portion of its UK office exposure in the weeks leading up to the referendum because the management team was not comfortable with the risk/reward trade-off for both stock prices and the value of the currency. In the rest of Europe, underlying economic growth has been slow outside of Germany, Ireland, Spain, and Sweden. However, the very low interest rate environment created downward pressure on capitalization rates (the rate of return on a real estate investment property based on the expected income that the property will generate) across the region, especially for core properties in the more liquid markets. Foreign investor demand has been strong, in advance of the emergence of clear rental growth momentum. Central banks have been forced to extend and expand their monetary stimulus in both the eurozone and the UK, further supporting real estate values.

•

In Asia, the implied capitalization rates remain compressed because of low interest rates and investment from North Asia. The implied capitalization rate is the net operating income of the REIT divided it by the market capitalization. Nonetheless, the spread between public market prices and private real estate values continues to widen as sales of commercial assets remain near their all-time high. The most robust market was Singapore, while Japan was the most subdued. Chinese capital continued to pour into the Hong Kong commercial real estate market, motivated in part by concerns that China’s currency may fall further. Landlords are the beneficiaries of the current lack of office availability in Hong Kong Central, Tokyo, and Sydney. Large new supply is expected in Tokyo and Singapore over the next 12 to 18 months and some tenants in older buildings are relocating.

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What didn’t work?

•	The Fund’s underperformance was driven by weak stock selection in the Asia Pacific region, particularly in Japan, although holdings in Hong Kong and Australia also detracted.

•

An overweight allocation to the United Kingdom compared with Fund’s benchmark hurt its relative performance in Europe. Although overall performance in North America was good, positions in the Office and Data Center sectors had a negative impact on relative performance.

What worked?

•	In the United States, the Residential sector performed well, while the Specialty sector had a smaller positive impact.

•	In Europe, performance relative to the benchmarks was helped by the absence of exposure to France and by good stock selection in Germany.

•	In Asia, stock selection in Singapore was strong.

Current outlook

•

In the US, REITs should experience continued improvement in operating fundamentals and have the potential to deliver double-digit dividend and high-single-digit cash flow growth in the next 12 months. A slow growth, lower rates for the longer-term bodes well for US REITs. US REITs offer a valuable combination of income and growth in a volatile market. The Fund is positioned to focus on companies with strong relative internal cash flow growth and strong balance sheets that trade at reasonable valuations relative to their private market value.

•

In Europe, the Fund maintains an underweight position to the London office sector, in particular due to the still high degree of uncertainty surrounding the process of the UK’s exit from the European Union (EU) and its economic (and possibly political) consequences. The Fund continues to look for attractively valued stocks in continental Europe that will benefit from the recently expanded quantitative easing measures of the European Central Bank and signs of rental market recovery in selected continental markets that have bottomed out and are showing initial evidence of rental recovery, such as Spanish and French offices.

•

In Asia, particularly Japan, developers remain weak on a perceived lack of momentum in recent stimulus attempts and the country’s attempts to grow the economy. In addition, recent weak data in condominium sales has added to the pessimistic outlook. The prospect of an imminent Federal Reserve hike leading to renewed yen weakness should lead help developer share prices. In the interim, the Fund is adhering to a more cautious stance in the developers. The management team also remains selective in the Japan REIT sector, owing to their strong relative performance to the developers and lower expectations of incremental Bank of Japan (BOJ) action. The Fund’s preference remains with the hotel and retail Japanese REITs on the premise that they are prime beneficiaries of the improving tourism landscape—offering both organic and acquisition growth.

Prudential Select Real Estate Fund	9

Strategy and Performance Overview (continued)

The percentage points shown in the tables identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings.

Top Contributors (%)		Top Detractors (%)
Duke Realty Corporation	0.56	Empiric Student Property PLC	–0.47
Sun Communities, Inc.	0.49	First Potomac Realty Trust	–0.53
Community Healthcare Trust, Inc.	0.47	Great Portland Estates PLC	–0.67
Hudson Pacific Properties, Inc.	0.43	British Land Company PLC	–0.71
Sun Hung Kai Properties Limited	0.40	Mitsui Fudosan Co., Ltd.	–1.03

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Comments on Largest Holdings

4.0%	Federal Realty Investment Trust, Retail REITs

Federal Realty Investment Trust is a self-administered real estate investment trust. The specializes in the ownership, management, development, and redevelopment of prime community and neighborhood shopping centers.

4.0%	Extra Space Storage, Inc., Specialized REITs

Extra Space Storage Inc. is a fully integrated, self-administered, and self-managed real estate investment trust. The Company owns, operates, acquires, develops, and redevelops professionally managed self-storage properties.

3.8%	CyrusOne, Inc., Specialized REITs

CyrusOne Inc. is an owner, operator, and developer of enterprise-class, carrier-neutral data center properties. The Company provides mission-critical data center facilities that protect and ensure the continued operation of IT infrastructure.

3.7%	Alexandria Real Estate Equities, Inc., Office REITs

Alexandria Real Estate Equities, Inc. acquires, manages, expands, and develops office and laboratory space properties. The Company leases its properties to pharmaceutical, biotechnology, diagnostic and personal care products companies, research institutions, and related government agencies. Properties are located in California, suburban Washington D.C., New England, the Mideast, and Southeast.

3.5%	Sun Communities, Inc., Residential REITs

Sun Communities, Inc. is a real estate investment trust that currently owns and operates a portfolio of manufactured housing communities primarily in the midwest and southeast United States.

Prudential Select Real Estate Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2016, at the beginning of the period, and held through the six-month period ended October 31, 2016. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over

12	Visit our website at prudentialfunds.com

the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Select Real Estate Fund		Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,004.10	1.31%	$6.60
	Hypothetical	$1,000.00	$1,018.55	1.31%	$6.65
Class C	Actual	$1,000.00	$1,000.30	2.06%	$10.36
	Hypothetical	$1,000.00	$1,014.78	2.06%	$10.43
Class Q	Actual	$1,000.00	$1,005.40	1.06%	$5.34
	Hypothetical	$1,000.00	$1,019.81	1.06%	$5.38
Class Z	Actual	$1,000.00	$1,005.30	1.06%	$5.34
	Hypothetical	$1,000.00	$1,019.81	1.06%	$5.38

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2016, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

The Fund’s annual expense ratios for the 12-month period ended October 31, 2016, are as follows:

Class	Gross Operating Expenses (%)	Net Operating Expenses (%)
A	4.81	1.33
C	5.64	2.08
Q	4.40	1.08
Z	4.82	1.08

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Select Real Estate Fund	13

Portfolio of Investments

as of October 31, 2016

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 94.9%

COMMON STOCKS

Diversified Real Estate Activities 4.8%
Sumitomo Realty & Development Co. Ltd. (Japan)	4,000	$105,143
Sun Hung Kai Properties Ltd. (Hong Kong)	11,770	175,269

		280,412

Diversified REITs 12.7%
Activia Properties, Inc. (Japan)	25	121,311
Empire State Realty Trust, Inc. (Class A Stock)	4,440	86,891
First Potomac Realty Trust	16,194	144,451
Hibernia REIT PLC (Ireland)	65,000	91,533
Land Securities Group PLC (United Kingdom)	6,750	82,422
STORE Capital Corp.	4,160	113,526
Suntec Real Estate Investment Trust (Singapore)	84,650	102,240

		742,374

Health Care REITs 7.5%
Community Healthcare Trust, Inc.	2,511	56,196
MedEquities Realty Trust, Inc.*	15,390	178,370
Physicians Realty Trust	5,820	115,062
Ventas, Inc.	1,323	89,633

		439,261

Hotel & Resort REITs 4.7%
DiamondRock Hospitality Co.	16,300	149,145
MGM Growth Properties LLC (Class A Stock)	4,700	123,704

		272,849

Industrial REITs 3.6%
LaSalle Logiport REIT (Japan)	44	46,680
Rexford Industrial Realty, Inc.	5,566	117,220
Segro PLC (United Kingdom)	8,000	42,849

		206,749

Office REITs 12.8%
Alexandria Real Estate Equities, Inc.	1,974	212,817
Great Portland Estates PLC (United Kingdom)	5,870	42,592
Hudson Pacific Properties, Inc.	4,000	134,480
Keppel REIT (Singapore)	137,630	107,947
New York REIT, Inc.	14,561	137,165
Vornado Realty Trust	1,220	113,192

		748,193

See Notes to Financial Statements.

Prudential Select Real Estate Fund	15

Portfolio of Investments (continued)

as of October 31, 2016

Description	Shares	Value (Note 1)

Real Estate Development 1.2%
Kennedy Wilson Europe Real Estate PLC (United Kingdom)	5,700	$70,752

Residential REITs 18.4%
American Campus Communities, Inc.	2,800	145,908
Empiric Student Property PLC (United Kingdom)	83,283	112,953
Equity LifeStyle Properties, Inc.	1,980	150,163
Equity Residential	2,180	134,615
Essex Property Trust, Inc.	396	84,780
Irish Residential Properties REIT PLC (Ireland)	73,398	94,648
Monogram Residential Trust, Inc.	14,020	147,771
Sun Communities, Inc.	2,613	201,018

		1,071,856

Retail REITs 14.0%
British Land Co. PLC (The) (United Kingdom)	10,750	76,964
Equity One, Inc.	3,056	87,096
Federal Realty Investment Trust	1,590	230,916
General Growth Properties, Inc.	6,705	167,290
Kenedix Retail REIT Corp. (Japan)	33	79,653
Retail Properties of America, Inc. (Class A Stock)	10,989	171,099

	813,018

Specialized REITs 15.2%
CoreSite Realty Corp.	1,500	110,610
CyrusOne, Inc.	4,979	222,113
Extra Space Storage, Inc.	3,145	230,057
Four Corners Property Trust, Inc.	9,990	200,599
Life Storage, Inc.	1,500	120,975

	884,354
TOTAL LONG-TERM INVESTMENTS (cost $5,692,661)		5,529,818

SHORT-TERM INVESTMENT 6.4%

AFFILIATED MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund (cost $370,295)(Note 3)(a)	370,295	370,295

TOTAL INVESTMENTS 101.3% (cost $6,062,956) (Note 5)		5,900,113
Liabilities in excess of other assets (1.3)%		(76,672)

NET ASSETS 100.0%		$5,823,441

See Notes to Financial Statements.

16

The following abbreviations are used in the annual report:

REITs—Real Estate Investment Trusts

L1—Level 1

L2—Level 2

*	Non-income producing security.
(a)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment
Portfolios 2 - Prudential Core Ultra Short Bond Fund.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Diversified Real Estate Activities	$—	$280,412	$—
Diversified REITs	344,868	397,506	—
Health Care REITs	439,261	—	—
Hotel & Resort REITs	272,849	—	—
Industrial REITs	117,220	89,529	—
Office REITs	597,654	150,539	—
Real Estate Development	—	70,752	—
Residential REITs	864,255	207,601	—
Retail REITs	656,401	156,617	—
Specialized REITs	884,354	—	—
Affiliated Mutual Fund	370,295	—	—

Total	$4,547,157	$1,352,956	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Common Stocks	$204,312	L1 to L2	Official Close to Model Price

See Notes to Financial Statements.

Prudential Select Real Estate Fund	17

Portfolio of Investments (continued)

as of October 31, 2016

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2016 were as follows (unaudited):

Residential REITs	18.4%
Specialized REITs	15.2
Retail REITs	14.0
Office REITs	12.8
Diversified REITs	12.7
Health Care REITs	7.5
Affiliated Mutual Fund	6.4
Diversified Real Estate Activities	4.8
Hotel & Resort REITs	4.7%
Industrial REITs	3.6
Real Estate Development	1.2

101.3
Liabilities in excess of other assets	(1.3)

100.0%

See Notes to Financial Statements.

18

This Page Intentionally Left Blank

Statement of Assets & Liabilities

as of October 31, 2016

Assets
Investments at value:
Unaffiliated investments (cost $5,692,661)	$5,529,818
Affiliated investments (cost $370,295)	370,295
Dividends receivable	7,712
Prepaid expenses and other assets	829

Total assets	5,908,654

Liabilities
Payable for investments purchased	46,422
Accrued expenses and other liabilities	32,503
Management fee payable	6,085
Affiliated transfer agent fee payable	115
Distribution fee payable	88

Total liabilities	85,213

Net Assets	$5,823,441

Net assets were comprised of:
Shares of beneficial interest, at par	$589
Paid-in capital in excess of par	5,906,649

5,907,238
Distributions in excess of net investment income	(14,329)
Accumulated net realized gain on investment and foreign currency transactions	93,552
Net unrealized depreciation on investments and foreign currencies	(163,020)

Net assets, October 31, 2016	$5,823,441

See Notes to Financial Statements.

20

Class A
Net asset value and redemption price per share, ($184,808 ÷ 18,474 shares of beneficial interest issued and outstanding)	$10.00
Maximum sales charge (5.50% of offering price)	0.58

Maximum offering price to public	$10.58

Class C
Net asset value, offering price and redemption price per share, ($58,992 ÷ 5,937 shares of beneficial interest issued and outstanding)	$9.94

Class Q
Net asset value, offering price and redemption price per share, ($5,441,231 ÷ 550,651 shares of beneficial interest issued and outstanding)	$9.88

Class Z
Net asset value, offering price and redemption price per share, ($138,410 ÷ 13,810 shares of beneficial interest issued and outstanding)	$10.02

See Notes to Financial Statements.

Prudential Select Real Estate Fund	21

Statement of Operations

Year Ended October 31, 2016

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of foreign withholding taxes $5,776)	$185,325
Affiliated dividend income	946

Total income	186,271

Expenses
Management fee	51,303
Distribution fee—Class A	357
Distribution fee—Class C	483
Registration fees	57,000
Custodian and accounting fees	49,000
Audit fee	29,000
Shareholders’ reports	22,000
Legal fees and expenses	17,000
Trustees’ fees	8,000
Transfer agent’s fees and expenses (including affiliated expense of $540)	1,000
Insurance expenses	1,000
Miscellaneous	17,106

Total expenses	253,249
Less: Management fee waiver and/or expense reimbursement	(190,505)
Distribution fee waiver—Class A	(59)

Net expenses	62,685

Net investment income (loss)	123,586

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	143,113
Foreign currency transactions	(1,961)

141,152

Net change in unrealized appreciation (depreciation) on:
Investments	(262,342)
Foreign currencies	(150)

(262,492)

Net gain (loss) on investment and foreign currency transactions	(121,340)

Net Increase (Decrease) In Net Assets Resulting From Operations	$2,246

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

	Year Ended October 31,
	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$123,586	$51,391
Net realized gain (loss) on investment and foreign currency transactions	141,152	221,338
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(262,492)	(4,864)

Net increase (decrease) in net assets resulting from operations	2,246	267,865

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(3,136)	—
Class C	(677)	—
Class Q	(184,388)	(51,503)
Class Z	(4,261)	—

	(192,462)	(51,503)

Distributions from net realized gains
Class A	(3,969)	(160)
Class C	(1,433)	(322)
Class Q	(215,530)	(43,237)
Class Z	(5,495)	(87)

	(226,427)	(43,806)

Fund share transactions (Net of share conversions)(Note 6)
Net proceeds from shares sold	341,596	184,146
Net asset value of shares issued in reinvestment of dividends and distributions	418,881	95,307
Cost of shares reacquired	(147,504)	(27,737)

Net increase (decrease) in net assets from Fund share transactions	612,973	251,716

Total increase (decrease)	196,330	424,272

Net Assets:
Beginning of year	5,627,111	5,202,839

End of year(a)	$5,823,441	$5,627,111

(a) Includes undistributed net investment income of:	$—	$38,178

See Notes to Financial Statements.

Prudential Select Real Estate Fund	23

Notes to Financial Statements

Prudential Investment Portfolios 9 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of four portfolios: Prudential Select Real Estate Fund (the “Fund”), Prudential QMA Large-Cap Core Equity Fund, Prudential Absolute Return Bond Fund and Prudential Real Estate Income Fund. These financial statements relate only to Prudential Select Real Estate Fund. The financial statements of the other portfolios are not presented herein. The Trust was organized as a Delaware business trust on September 18, 1998. The Fund commenced operations on August 1, 2014.

The Fund’s investment objective is to seek capital appreciation and income.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security

24

principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange traded common and preferred stocks discussed above.

Participatory notes (“P-notes”) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Prudential Select Real Estate Fund	25

Notes to Financial Statements (continued)

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations: such amounts are included in net realized gain (loss) on foreign currency transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as

26

required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income (loss) (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

REITs: The Fund invests in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and is recorded accordingly. These estimates are adjusted when the actual source of distributions is disclosed by the REITs.

Dividends and Distributions: The Fund expects to pay dividends from net investment income quarterly and distributions of net realized capital, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Fund is treated as a separate tax paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with PGIM Real Estate, formerly known as Prudential Real Estate Investors (“PREI”), which is a business unit of PGIM, Inc. The subadvisory agreement provides that PGIM Real Estate will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM Real Estate is obligated to keep certain books and records of the Fund. PI pays for the services of PGIM Real Estate, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund

Prudential Select Real Estate Fund	27

Notes to Financial Statements (continued)

bears all other costs and expenses. Prior to January 4, 2016, PGIM, Inc. was known as Prudential Investment Management, Inc. (“PIM”).

Effective July 1, 2016, the management fee paid to PI is accrued daily and payable monthly at an annual rate of .80% of the Fund’s average daily net assets up to and including $1 billion, .78% on the next $2 billion of average daily net assets, .76% on the next $2 billion of average daily net assets, .75% on the next $5 billion of average daily net assets and .74% on the average daily net assets in excess of $10 billion. Prior to July 1, 2016, the management fee paid to PI was accrued daily and payable monthly at an annual rate of .95% of the Fund’s average daily net assets up to and including $1 billion, .93% on the next $2 billion of average daily net assets, .91% on the next $2 billion of average daily net assets, .90% on the next $5 billion of average daily net assets and .89% on the average daily net assets in excess of $10 billion. The effective management fee rate, before any waivers and/or expense reimbursement was .90% for the year ended October 31, 2016. For the year ended October 31, 2016, waivers and/or expense reimbursements exceeded the effective management fee.

Effective July 1, 2016, PI has contractually agreed through February 28, 2018 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Fund to 1.05% of the Fund’s average daily net assets. Prior to July 1, 2016, PI had contractually agreed to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Fund to 1.10% of the Fund’s average daily net assets. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, C, Q and Z shares of the Fund.

The Fund compensates PIMS for distributing and servicing the Fund’s Class A and C shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q or Class Z shares of the Fund.

28

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30% and 1% of the average daily net assets of the Class A and C shares, respectively. PIMS has contractually agreed through February 28, 2018 to limit such fees to .25% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it has received $973 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2016. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2016, there were no contingent deferred sales charges imposed.

PI, PGIM, Inc., and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between and investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Fund invests in the Prudential Core Ultra Short Bond Fund, (formerly known as Prudential Core Taxable Money Market Fund), (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the Investment Company 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income.”

Note 4. Portfolio Securities

The cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, for the year ended October 31, 2016, were $8,936,676 and $8,887,049, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are

Prudential Select Real Estate Fund	29

Notes to Financial Statements (continued)

recorded on the ex-date. In order to present distributions in excess of net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income and accumulated net realized gain on investment and foreign currency transactions. For the year ended October 31, 2016, the adjustments were to decrease distributions in excess of net investment income and decrease accumulated net realized gain on investment and foreign currency transactions by $16,369 due to differences in the treatment for book and tax purposes of certain transactions involving foreign currencies, reclassification of dividends and investments in passive foreign investment companies. Net investment income, net realized gain (loss) on investment transactions and net assets were not affected by this change.

For the year ended October 31, 2016, the tax character of distributions paid by the Fund were $341,110 of ordinary income and $77,779 of long-term capital gains. For the year ended October 31, 2015, the tax character of distributions paid by the Fund were $91,501 of ordinary income and $3,808 of long-term capital gains.

As of October 31, 2016, the accumulated undistributed earnings on a tax basis was $129,509 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2016 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustment	Total Net Unrealized Depreciation
$6,113,242	$180,169	$(393,298)	$(213,129)	$(177)	$(213,306)

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and investments in passive foreign investment companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies and mark-to-market of receivables and payables.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

30

Note 6. Capital

The Fund offers Class A, Class C, Class Q and Class Z shares. Class A shares are subject to a maximum front-end sales charge of up to 5.50%. Investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are not subject to an initial sales charge, but are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Q and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

At reporting period end, Prudential, through its affiliates, owned 1,080 Class A shares, 1,069 Class C shares, 550,651 Class Q shares and 1,085 Class Z shares of the Fund, which represents 93% of the Fund’s outstanding shares.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	14,750	$152,673
Shares issued in reinvestment of dividends and distributions	709	7,104
Shares reacquired	(2,707)	(24,987)

Net increase (decrease) in shares outstanding before conversion	12,752	134,790
Shares reacquired upon conversion into other share class(es)	(52)	(567)

Net increase (decrease) in shares outstanding	12,700	$134,223

Year ended October 31, 2015:
Shares sold	5,019	$51,736
Shares issued in reinvestment of dividends and distributions	15	160
Shares reacquired	(396)	(4,113)

Net increase (decrease) in shares outstanding before conversion	4,638	47,783
Shares reacquired upon conversion into other share class(es)	(579)	(6,225)

Net increase (decrease) in shares outstanding	4,059	$41,558

Prudential Select Real Estate Fund	31

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	2,332	$24,001
Shares issued in reinvestment of dividends and distributions	212	2,110

Net increase (decrease) in shares outstanding	2,544	$26,111

Year ended October 31, 2015:
Shares sold	4,423	$45,727
Shares issued in reinvestment of dividends and distributions	31	322
Shares reacquired	(2,061)	(21,998)

Net increase (decrease) in shares outstanding	2,393	$24,051

Class Q
Year ended October 31, 2016:
Shares sold	—	$—
Shares issued in reinvestment of dividends and distributions	40,399	399,911

Net increase (decrease) in shares outstanding	40,399	$399,911

Year ended October 31, 2015:
Shares issued in reinvestment of dividends and distributions	9,252	$94,739

Net increase (decrease) in shares outstanding	9,252	$94,739

Class Z
Year ended October 31, 2016:
Shares sold	16,305	$164,922
Shares issued in reinvestment of dividends and distributions	974	9,756
Shares reacquired	(13,445)	(122,517)

Net increase (decrease) in shares outstanding before conversion	3,834	52,161
Shares issued upon conversion from other share class(es)	52	567

Net increase (decrease) in shares outstanding	3,886	$52,728

Year ended October 31, 2015:
Shares sold	8,495	$86,683
Shares issued in reinvestment of dividends and distributions	8	86
Shares reacquired	(156)	(1,626)

Net increase (decrease) in shares outstanding before conversion	8,347	85,143
Shares issued upon conversion from other share class(es)	577	6,225

Net increase (decrease) in shares outstanding	8,924	$91,368

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through

32

October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The interest rate on borrowings under the SCA is paid monthly and at a per annum rate based upon the higher of 0.0%, the effective federal funds rate, or the One-Month LIBOR rate, plus a contractual spread. Prior to October 6, 2016, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .11% of the unused portion of the SCA. The interest rate on borrowings was substantially the same. The Fund’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended October 31, 2016.

Note 8. Recent Accounting Pronouncements and Reporting Updates

In January 2016, the FASB issued ASU No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. In an effort to enhance monitoring and regulation, the new rules and forms will allow the SEC to more effectively collect and use data reported by funds. The new rules also enhance disclosure regarding fund liquidity and redemption practices. Also under the new rules, the SEC will permit open-end funds, with the exception of money market funds, to offer swing pricing, subject to board approval and review. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures, if any.

Note 9. Dividends and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund declared ordinary income dividends and capital gains distributions on December 16, 2016 to shareholders of record on

Prudential Select Real Estate Fund	33

Notes to Financial Statements (continued)

December 19, 2016. The ex-date was December 20, 2016. The per share amounts declared were as follows:

	Ordinary Income	Short Term Capital Gains
Class A	$0.03819	$0.22814
Class C	$0.02295	$0.22814
Class Q	$0.04332	$0.22814
Class Z	$0.04332	$0.22814

34

Financial Highlights

Class A Shares
	Year Ended October 31,		August 1, 2014(b) through October 31,
	2016	2015	2014
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$10.71	$10.30	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.17	.09	.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.18)	.41	.29
Total from investment operations	(.01)	.50	.30
Less Dividends and Distributions:
Dividends from net investment income	(.28)	-	-
Distributions from net realized gains	(.42)	(.09)	-
Total dividends and distributions	(.70)	(.09)	-
Net asset value, end of period	$10.00	$10.71	$10.30
Total Return(a)	.01%	4.85%	3.00%

Ratios/Supplemental Data:
Net assets, end of period (000)	$185	$62	$18
Average net assets (000)	$119	$27	$15
Ratios to average net assets(d):
Expense after waivers and/or expense reimbursement	1.33%	1.35%	1.35%	(e)
Expense before waivers and/or expense reimbursement	4.81%	5.16%	20.58%	(e)
Net investment income (loss)	1.70%	.86%	.46%	(e)
Portfolio turnover rate	158%	150%	18%	(f)

(a)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Calculated based on average shares outstanding during the period.
(d)	Does not include expenses of the underlying portfolio in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

Prudential Select Real Estate Fund	35

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,		August 1, 2014(b) through October 31,
	2016	2015	2014
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$10.60	$10.28	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.11	(.03)	(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.18)	.44	.29
Total from investment operations	(.07)	.41	.28
Less Dividends and Distributions:
Dividends from net investment income	(.17)	-	-
Distributions from net realized gains	(.42)	(.09)	-
Total dividends and distributions	(.59)	(.09)	-
Net asset value, end of period	$9.94	$10.60	$10.28
Total Return(a)	(.63)%	3.98%	2.80%

Ratios/Supplemental Data:
Net assets, end of period (000)	$59	$36	$10
Average net assets (000)	$48	$46	$10
Ratios to average net assets(d):
Expense after waivers and/or expense reimbursement	2.08%	2.10%	2.10%	(e)
Expense before waivers and/or expense reimbursement	5.64%	5.54%	20.42%	(e)
Net investment income (loss)	1.08%	(.30)%	(.26)%	(e)
Portfolio turnover rate	158%	150%	18%	(f)

(a)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Calculated based on average shares outstanding during the period.
(d)	Does not include expenses of the underlying portfolio in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

36

Class Q Shares
	Year Ended October 31,		August 1, 2014(b) through October 31,
	2016	2015	2014
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$10.63	$10.31	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.22	.10	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.20)	.41	.29
Total from investment operations	.02	.51	.31
Less Dividends and Distributions:
Dividends from net investment income	(.35)	(.10)	-
Distributions from net realized gains	(.42)	(.09)	-
Total dividends and distributions	(.77)	(.19)	-
Net asset value, end of period	$9.88	$10.63	$10.31
Total Return(a)	.30%	5.01%	3.10%

Ratios/Supplemental Data:
Net assets, end of period (000)	$5,441	$5,423	$5,165
Average net assets (000)	$5,413	$5,288	$4,983
Ratios to average net assets(d):
Expense after waivers and/or expense reimbursement	1.08%	1.10%	1.10%	(e)
Expense before waivers and/or expense reimbursement	4.40%	4.51%	14.06%	(e)
Net investment income (loss)	2.18%	.96%	.75%	(e)
Portfolio turnover rate	158%	150%	18%	(f)

(a)	Total return is calculated assuming a purchase of a shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Calculated based on average shares outstanding during the period.
(d)	Does not include expenses of the underlying portfolio in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

Prudential Select Real Estate Fund	37

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,		August 1, 2014(b) through October 31,
	2016	2015	2014
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$10.74	$10.31	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.21	.10	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.18)	.42	.29
Total from investment operations	.03	.52	.31
Less Dividends and Distributions:
Dividends from net investment income	(.33)	-	-
Distributions from net realized gains	(.42)	(.09)	-
Total dividends and distributions	(.75)	(.09)	-
Net asset value, end of period	$10.02	$10.74	$10.31
Total Return(a)	.36%	5.04%	3.10%

Ratios/Supplemental Data:
Net assets, end of period (000)	$138	$107	$10
Average net assets (000)	$139	$39	$10
Ratios to average net assets(d):
Expense after waivers and/or expense reimbursement	1.08%	1.10%	1.10%	(e)
Expense before waivers and/or expense reimbursement	4.82%	5.16%	19.50%	(e)
Net investment income (loss)	2.09%	.98%	.77%	(e)
Portfolio turnover rate	158%	150%	18%	(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Calculated based on average shares outstanding during the period.
(d)	Does not include expenses of the underlying portfolio in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

38

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 9:

We have audited the accompanying statement of assets and liabilities of Prudential Select Real Estate Fund, one of the series constituting Prudential Investment Portfolios 9 (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and the period from August 1, 2014 (commencement of operations) to October 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2016, and the results of its operations, the changes in its net assets, and the financial highlights for the years or periods described in the first paragraph, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 19, 2016

Prudential Select Real Estate Fund	39

Federal Income Tax Information (unaudited)

We are advising you that during the fiscal year ended October 31, 2016, the Fund reported the maximum amount allowed per share, but not less than $0.15 for Class A, C, Q and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2016, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than 6.29% of the ordinary income dividends paid during the year as qualified dividend income.

In January 2017, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2016.

40

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (58) Board Member Portfolios Overseen: 89	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (64) Board Member Portfolios Overseen: 89	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (64) Board Member Portfolios Overseen: 89	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Select Real Estate Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (60) Board Member Portfolios Overseen: 89	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (71) Board Member Portfolios Overseen: 89	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (73) Board Member & Independent Chair Portfolios Overseen: 89	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (73) Board Member Portfolios Overseen: 89	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (54) Board Member & President Portfolios Overseen: 89	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 89	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (57) Board Member Portfolios Overseen: 87	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each individual joined the Board is as follows:

Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Richard A. Redeker, 1998; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Prudential Select Real Estate Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (61) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (41) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (58) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (58) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (42) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (54) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Theresa C. Thompson (54) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Charles H. Smith (43) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since 2016
M. Sadiq Peshimam (52) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (58) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (49) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (55) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (48) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Select Real Estate Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential Select Real Estate Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”), which provides subadvisory services to the Fund through its PGIM Real Estate unit (“PGIM Real Estate”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-9, 2016 and approved the renewal of the agreements through July 31, 2017, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-9, 2016.

[1]	Prudential Select Real Estate Fund is a series of Prudential Investment Portfolios 9.

Prudential Select Real Estate Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PGIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and PGIM Real Estate. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Real Estate, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PGIM Real Estate, and also considered the qualifications, backgrounds and responsibilities of the PGIM Real Estate’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s, PGIM Real Estate’s, and PGIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI, PGIM Real Estate, and PGIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PI, PGIM Real Estate, and PGIM. The Board noted that PGIM Real Estate and PGIM are affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to

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the Fund by PGIM through PGIM Real Estate, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PGIM through PGIM Real Estate under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI to the Fund during the year ended December 31, 2015 exceeded the management fees paid by the Fund, resulting in an operating loss to PI. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board considered information provided by PI regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PI’s investment in the Fund over time. The Board noted that economies of scale, if any, may be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

Prudential Select Real Estate Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and PGIM

The Board considered potential ancillary benefits that might be received by PI and PGIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PGIM included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and PGIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-year period ended December 31, 2015.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal period ended October 31, 2015. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Global Real Estate Funds Performance Universe) and the Peer Group were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the

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Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	N/A	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period.
•	The Board noted that the Fund does not yet have a three-year performance record and that, therefore, the subadviser should have more time to develop that record.
•

The Board and PI agreed to reduce the existing expense cap of 1.10% (exclusive of 12b-1 and certain other fees), effective July 1, 2016, so that the Fund’s annual operating expenses do not exceed 1.05% (exclusive of 12b-1 and certain other fees) of the Fund’s average net assets through February 28, 2018.

•

The Board and PI also agreed to a permanent reduction in the Fund’s management fee schedule so that the Fund’s management fee rate would be 0.80% of average daily net assets up to $1 billion, 0.78% of average daily net assets from $1 billion to $3 billion, 0.76% of average daily net assets from $3 billion to $5 billion, 0.75% of average daily net assets from $5 billion to $10 billion, and 0.74% of average daily net assets over $10 billion.

•	The Board and PI also agreed to a permanent reduction in the Fund’s subadvisory fee schedule so that the Fund’s subadvisory fee rate would be 0.375% on all assets.
•

The Board concluded that in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a performance record, and to renew the agreements with the permanent reduction in fees.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Select Real Estate Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Deborah A. Docs, Secretary • Theresa C. Thompson, Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	PGIM Real Estate	7 Giralda Farms Madison, NJ 07940

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Select Real Estate Fund, Prudential Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL SELECT REAL ESTATE FUND

SHARE CLASS	A	C	Q	Z
NASDAQ	SREAX	SRECX	SREQX	SREZX
CUSIP	74441J811	74441J795	74441J787	74441J779

MF223E    0300080-00001-00

Item 2 – Code of Ethics – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. During the period covered by this report, there have been no amendments to any provision of the code of ethics nor have any waivers been granted from any provision of the code of ethics.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2016 and October 31, 2015, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $155,769 and $174,330, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended October 31, 2016 and October 31, 2015: none.

(c) Tax Fees

For the fiscal years ended October 31, 2016 and October 31, 2015: none.

(d) All Other Fees

For the fiscal years ended October 31, 2016 and October 31, 2015: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000, any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
∎ Federal, state and local income tax compliance; and,
∎ Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies

➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000, any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended October 31, 2016 and October 31, 2015: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2016 and October 31, 2015 were $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	–	Audit Committee of Listed Registrants – Not applicable.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	– Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	– Controls and Procedures

	(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

	(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	– Exhibits

	(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 9

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	December 20, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 20, 2016

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	December 20, 2016